Index to Exhibits

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

OXFORD VENTURES, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

Common Stock, $0.001 par value per share

	(2)	Aggregate number of securities to which transaction applies:

11,000,000 shares of Common Stock

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$1.60. The price is adjusted to reflect the 1 for 400 reverse stock split which will be effected at the effective time of the merger and the issuance of the merger shares.

	(4)	Proposed maximum aggregate value of transaction:

$17,600,000. The value of the transaction is adjusted to reflect the 1 for 400 reverse stock split which will be effected at the effective time of the merger.

	(5)	Total fee paid: $3,520

☒	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

CALCULATION OF FILING FEE

Title of Each Class of Securities to be Registered	Aggregate Number of Securities to which Transaction Applies	Price Per Share of Securities to which Transaction Applies(1)	Aggregate Proposed Value of Transaction(2)	Amount of Filing Fee
Common Stock, par value $.001	11,000,000	$1.60(1)	$17,600,000(2)	$3,520
Total	11,000,000	$1.60	$17,600,000	$3,520

(1)
Estimated solely for the purpose of calculating the filing fee pursuant to Exchange Act Rule 0-11 as of the close of the market on February 27, 2006, based upon the average of the bid and asked prices for that date, which was $.004. The price has been adjusted to reflect the 1 for 400 reverse stock split which will be effective as of the effective time of the merger and the issuance of the common shares.

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Exchange Act Rule 0-11. The price has been adjusted to reflect the 1 for 400 reverse stock split which will be effective as of the effective time of the merger and the issuance of the common shares. See footnote 1 above.

Index to Exhibits

OXFORD VENTURES, INC.
4538 South 140th Street
Omaha, Nebraska 68137

NOTICE OF
SPECIAL STOCKHOLDERS MEETING
TO BE HELD ON MARCH 27, 2006

DEAR SHAREHOLDERS:

Notice is hereby given that Oxford Ventures, Inc., a Nevada corporation (the “Company”), pursuant to the Bylaws of the Company, will hold a special stockholders’ meeting (the “Special Meeting”) to be held at the offices of the Company’s special counsel, Gottbetter & Partners, LLP, at 488 Madison Avenue, New York, New York 10022 on March 27, 2006 at eleven o’clock in the morning, Eastern Time:

(1)
To amend our Certificate of Incorporation substantially in the form of Exhibit 1 to effect a reverse stock split (the “Stock Split”) of our common stock of one share, with a par value of $0.001, for four-hundred shares outstanding so that every four-hundred outstanding shares of common stock before the Stock Split shall represent one share of our common stock, with a par value of $0.001, after the Stock Split with all fractional shares rounded up to the next whole share.

(2)
Upon completion of the Stock Split, to amend our Certificate of Incorporation substantially in the form of Exhibit 1 to decrease the amount of authorized capital from 400,000,000 shares of common stock, $.001 par value to 200,000,000 shares of common stock, $.001 par value, and to authorize the issuance of up to 20,000 shares of Preferred Stock, par value $0.001 per share (the “Share Amendment”).

(3)
To adopt the Uluru Inc. 2006 Equity Incentive Plan (the “Plan”), substantially in the Form attached hereto as Exhibit 2 pursuant to which our board of directors is given the ability to provide incentives through the issuance of options, stock, restricted stock, and other stock-based awards, representing up to 2,000,000 shares of the Company’s common stock, to certain employees, directors, officers and non-employee service providers.

(4)
To amend our Certificate of Incorporation substantially in the form of Exhibit 3 to change our name from Oxford Ventures, Inc. to Uluru Inc. (the “Name Change”), contingent upon the completion of the merger between Uluru Inc. and Uluru Acquisition Corp. (the “Merger”) as contemplated by the Merger Agreement entered into on October 14, 2005 between the Company, Uluru Acquisition Corp. and Uluru Inc (the “Merger Agreement”).

(5)	To appoint Kerry P. Gray, William W. Crouse, Jeffery B. Davis and Dr. David Reese as the Company’s directors (the “Director Appointments”) upon the completion of the Merger.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

As of the close of business on February 28, 2006, the record date for shares entitled to vote at the Special Meeting, there were 399,999,704 shares of our common stock outstanding. In connection with the Stock Split, the Share Amendment, the Plan, the Name Change and the Director Appointments (together, the “Proposed Actions”), each share of our common stock is entitled to one vote. Each of the Proposed Actions requires the affirmative vote of a majority of the outstanding shares of our common stock present at the Special Meeting, except for the Director Appointments, which requires a plurality of the votes cast. Prior to the mailing of this Information Statement, the Company’s Board of Directors, by written consent on January 19, 2006 declared the advisability of the Proposed Actions and called this Special Meeting so that the stockholders can vote on the Proposed Actions.

By order of the Board of Directors,
/s/ Daniel Leonard

Chief Executive Officer

February 27, 2006
Oxford Ventures, Inc.
4538 South 140th Street
Omaha, Nebraska 68137

Index to Exhibits

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF THE BOARD OF DIRECTORS AND
MAJORITY SHAREHOLDERS

We intend to furnish this Information Statement on or about March 1, 2006 to you to provide you with information and a description of the proposed actions to be voted upon at a special stockholders’ meeting (the “Special Meeting”) to be held at the offices of Gottbetter & Partners, LLP, our special counsel, at 488 Madison Avenue, New York, New York 10022 on March 27, 2006 at eleven in the morning Eastern Time.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

We intend to mail this Information Statement on or about March 6, 2006 to our common shareholders of record as at the close of business on February 28, 2006. The Information Statement is being delivered only to inform you of the actions to be voted on at the Special Meeting.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

We will only deliver one Information Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of such shareholders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Oxford Ventures, Inc.
4538 South 140th Street
Omaha, NE 68137

GENERAL

Our Board of Directors by written consent has called the Special Meeting:

(1)
To amend our Certificate of Incorporation substantially in the form of Exhibit 1 to effect a reverse stock split (the “Stock Split”) of our common stock of one share, with a par value of $0.001, for four-hundred shares outstanding so that every four-hundred outstanding shares of common stock before the Stock Split shall represent one share of our common stock, with a par value of $0.001, after the Stock Split with all fractional shares rounded up to the next whole share.

(2)
Upon completion of the Stock Split, to amend our Certificate of Incorporation substantially in the form of Exhibit 1 to decrease the amount of authorized capital from 400,000,000 shares of common stock, $.001 par to 200,000,000 shares of common stock, $.001 par value, and to authorize the issuance of up to 20,000 shares of Preferred Stock, par value $0.001 per share (the “Share Amendment”).

Index to Exhibits

(3)
To adopt the Uluru Inc. 2006 Equity Incentive Plan (the “Plan”), substantially in the Form attached hereto as Exhibit 2, pursuant to which our board of directors is given the ability to provide incentives through the issuance of options, stock, restricted stock, and other stock-based awards, representing up to 2,000,000 share of the Company’s common stock, to certain employees, directors, officers and non-employee service providers.

(4)
To amend our Certificate of Incorporation substantially in the form of Exhibit 3 to change our name from Oxford Ventures, Inc. to Uluru Inc. (the “Name Change”), contingent upon the completion of the merger between Uluru Inc. and Uluru Acquisition Corp. (the “Merger”) as contemplated by the Merger Agreement entered into on October 14, 2005 between the us, Uluru Acquisition Corp. and Uluru Inc.

(5)	To appoint Kerry P. Gray, William W. Crouse, Jeffery B. Davis and Dr. David Reese as the Company’s directors (the “Director Appointments”) upon the completion of the Merger.

As of the close of business on February 28, 2006, the record date for shares entitled to vote at the Special Meeting, there were 399,999,704 shares of our common stock outstanding. In connection with the Stock Split, the Share Amendment, the Plan, the Name Change and the Director Appointments (together, the “Proposed Actions”), each share of our common stock is entitled to one vote. Each of the Proposed Actions requires the affirmative vote of a majority of the outstanding shares of our common stock present at our meeting. We are incorporated in the State of Nevada. Under Nevada Revised Status (“URS”) Section 78.310 and our Articles of Incorporation and By- laws, the Proposed Actions maybe taken by our stockholders at the Special Meeting.

Our Board of Directors has called the Special Meeting to effect the Stock Split in anticipation of effecting the transactions contemplated by the Merger Agreement. The Name Change and Director Appointments are required by the Merger Agreement, attached hereto as Exhibit 4.

Pursuant to the Merger Agreement, we will, among other things, issue 11,000,000 shares of our authorized but previously unissued common stock to the stockholders of Uluru in exchange for all of the issued and outstanding common stock of Uluru.

The Merger is expected to close on or about March 30, 2006, and will become effective upon the filing of Articles of Merger with the Secretary of State of Nevada and the filing of a Certificate of Merger with the Secretary of State of Delaware.

SUMMARY OF MERGER

This summary assumes that the Stock Split is approved, the Articles of Merger are filed with the office of the Secretary of State of Nevada and a Certificate of Merger is filed with the office of the Secretary of State of Delaware, the date upon which the last of these actions occurs being referred to herein as the "effective time of the Merger". This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the acquisition of Uluru, the amended Articles of Incorporation and adoption of the new incentive stock plan, you should read carefully this entire Information Statement and the accompanying documents to which we refer. We encourage you to read these documents as well as our Form 8-K filed with the U.S. Securities and Exchange Commission on October 18, 2005 concerning the Merger Agreement.

Index to Exhibits

Parties to the Merger

Oxford Ventures, Inc.
4655 East Ivy St., Suite 101
Mesa AZ 85205

We were incorporated in September 17, 1987 under the laws of the State of Nevada, under the name Casinos of the World, Inc, having the stated purpose of engaging in any lawful practice or activity. On April 16, 1993, our shareholders approved an amendment to change our name to Clean Way Corporation. On August 19, 1999, our shareholders approved an amendment to change our name to Trader Secrets.com, Inc. On February 2, 2000, we entered into a Stock Acquisition Agreement with National Lighting Corp, an Internet company incorporated in British Columbia, Canada. National Lighting Corp. became our wholly owned subsidiary and changed its name to VOIP Technology Inc., with the intent of providing user services in the Internet telephony business.

Our charter was suspended (subject to reinstatement) by the State of Nevada in September 2001 for inactivity and failure to pay annual fees and costs. Our active status was reinstated on January 30, 2002, upon payment of all past due fees and costs. On January 30, 2002, our shareholders approved an amendment to our Articles of Incorporation, changing our name to Oxford Ventures, Inc. We have the rights to Xtreme Games' technology. Xtreme Games is a NASCAR simulator comprised of a full-size NASCAR racecar body, complete with a roll cage and safety net. We are not currently pursuing business opportunities involving the Xtreme Games' technology.

Uluru Acquisition Corp.
4655 East Ivy St., Suite 101
Mesa AZ 85205

Uluru Acquisition, Corp. is a newly formed Nevada corporation, a wholly owned subsidiary of ours that was organized for the specific purpose of effecting the Merger transaction with Uluru. Uluru Acquisition Corp. has not conducted any business during any period of its existence except in furtherance of the Merger.

Uluru Inc.
4939 Stonyford Dr.
Dallas, Texas 75287

Uluru was incorporated in Delaware in 2005 and is a development stage specialty pharmaceutical company focused on the development of a portfolio of topical delivery technologies to provide patients and consumers with an improved clinical outcome through controlled delivery utilizing its innovative transmucosal delivery system and Hydrogel Nanoparticle Aggregate Technology. In October of 2005, Uluru acquired the topical business component of Access Pharmaceuticals, Inc.

Structure of the Merger

At the effective time of the Merger, the control of our company will change and we will carry on the business of Uluru, which consists exclusively of the topical component acquired from Access Pharmaceuticals, Inc. in October 2005, as our sole business. This change of control will be effected through the following actions:

(i) Uluru Acquisition Corp. will merge with and into Uluru, which will survive the Merger and become our wholly owned subsidiary. The separate corporate existence of Uluru Acquisition Corp. will cease;

(ii) We will issue an aggregate of 11,000,000 shares of common stock to the Uluru stockholders in exchange for 100% of the issued and outstanding shares of Uluru capital stock;

Index to Exhibits

As a result of the issuance of shares of our common stock in exchange for the outstanding shares of Uluru capital stock, at the effective time of the Merger, the stockholders of Uluru will become stockholders of us and will own collectively approximately 91.7% of our issued and outstanding shares of common stock and our current stockholders will own approximately 8.3% of our issued and outstanding shares of common stock.

Merger Consideration

In the Merger, each issued and outstanding share of Uluru common stock will be converted into the right to receive 5,000 shares of our common stock. In the aggregate, holders of Uluru capital stock will receive 11,000,000 shares of our common stock. Fractional shares will not be issued. After the Merger, current Uluru stockholders will no longer own a direct equity interest in Uluru.

Appraisal Rights

Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection with the Merger or the actions that have been approved by the written consent of our controlling stockholders.

Stock Split

Our Board of Directors have approved the Stock Split which will decrease our capital stock from 399,999,704 outstanding shares of common stock to 1,000,000 shares of common stock. The form of the Certificate of Amendment to our Articles of Incorporation enacting the Stock Split is attached hereto as Exhibit 1.

Purpose of the Stock Split

The Stock Split will have the effect of increasing the availability of additional authorized but unissued shares of common stock. We will grant our Board of Directors flexibility in raising additional capital to fund our business operations and growth.

Risk Factors

The Merger and the related transactions, as well as the ownership of our common stock after the Merger, involve a high degree of risk. You should carefully consider the information set forth in the section entitled "Risk Factors" as well as the other information in this Information Statement.

Upon completion of the Merger, we will assume Uluru's assets and plan of operation, which entirely consists of the assets and plan of operation related to the topical business component acquired from Access Pharmaceuticals, Inc. We will also assume Uluru's liabilities, which entirely consists of the liabilities under Uluru's debentures to us in October of 2005 and the topical business component acquired from Access Pharmaceuticals, Inc. Upon completion of the Merger, our plan of operation may require additional financing to implement fully. There can be no assurance that any future financing can be secured on reasonable terms, or at all.

Our current stockholders will be diluted substantially by the issuance of shares of our common stock in the Merger, and may be diluted by future issuances of securities issued and sold to satisfy our working capital needs.

Index to Exhibits

FIRST ACTION
STOCK SPLIT

PURPOSE OF THE STOCK SPLIT

On January 19, 2006, our Board approved an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock of one share for four-hundred shares outstanding so that every four-hundred outstanding shares of common stock before the stock split shall represent one share of common stock after the stock split with all fractional shares rounded up to the next whole share. The Board believes that the Stock Split is desirable for several reasons. The Stock Split will provide us with enough authorized but unissued common stock to effect the Merger. The Stock Split may enhance the acceptability of the common stock by the financial community and the investing public. The Board believes that the Stock Split may result in a broader market for the common stock than that which currently exists. The Stock Split may encourage interest and trading in our common stock and possibly promote greater liquidity for the Company’s shareholders, although such liquidity could be adversely affected by the reduced number of shares of common stock outstanding after the Stock Split Effective Date (defined below).

Additionally, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower-priced stocks. Some of those policies and practices pertain to the payment of broker’s commissions and to time consuming procedures that function to make the handling of lower-priced stocks economically unattractive to brokers. In addition, the structure of trading commissions tends to have an adverse impact upon holders of lower-priced stock because the brokerage commission on a sale of lower-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue. The proposed Stock Split could result in a price level for the common stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the common stock. Any reduction in brokerage commissions resulting from the Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling “odd lots” created by such Stock Split.

However, there can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of New Common Stock (defined below) after the Stock Split will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the common stock will be improved. Shareholders should be aware that we cannot predict what effect the Stock Split will have on the market price of the common stock.

EFFECT OF THE REVERSE STOCK SPLIT

On the Stock Split Effective Date, each four-hundred shares of our common stock issued and outstanding immediately prior to the Stock Split Effective Date (the “Old Common Stock”) will automatically and without any action on the part of the shareholders be converted into one share of our Common Stock (the “New Common Stock”). All fractional shares resulting from the Stock Split shall be rounded up to the next whole share. The Stock Split will not materially affect the proportionate equity interest in the Company of any holder of Old Common Stock or the relative rights, preferences, privileges or priorities of any such shareholder.

Consummation of the Stock Split will not alter the number of authorized shares of common stock. Separate action is being taken to decrease the number of authorized shares of Common Stock from 400,000,000 shares to 200,000,000 shares.

Index to Exhibits

Shareholders should note that certain disadvantages may result from the adoption of the Stock Split. The number of outstanding shares of common stock will be decreased as a result of the Stock Split, and the number of authorized shares of common stock will decrease from 400,000,000 share of common stock to 200,000,000 shares of common stock as a result of the Share Amendment, if approved. The Company will therefore have the authority to issue a greater number of shares of common stock following the Stock Split without the need to obtain shareholder approval to authorize additional shares, up to the maximum number of shares authorized by the Company’s Articles of Incorporation. Any such additional issuance may have the effect of significantly reducing the interest of the existing shareholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

The par value of the common stock will remain at $.001 per share following the Stock Split, and the number of shares of common stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding common stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding common stock for statutory and accounting purposes will be correspondingly increased. The Stock Split will not affect the Company’s total shareholders’ equity. All share and per share information would be retroactively adjusted following the Stock Split Effective Date to reflect the Stock Split for all periods presented in future filings.

The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Stock Split will not effect the registration of the common stock under the Exchange Act. After the Stock Split Effective Date, trades of the New Common Stock will be reported on the Pink Sheets and the Over-the-Counter Bulletin Board under a new symbol.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Stock Split. We believe that because the Stock Split is not part of a plan to increase any shareholder’s proportionate interest in the assets or earnings and profits of the Company, the Stock Split will have the federal income tax effects set forth below.

The receipt of New Common Stock in the Stock Split should not result in any taxable gain or loss to shareholders for federal income tax purposes. The tax basis of New Common Stock received as a result of the Stock Split will be equal, in the aggregate, to the basis of the Old Common Stock exchanged for New Common Stock. The per share tax basis of the New Common Stock is based on the tax basis of the Old Common Stock for which the New Common Stock is exchanged. For the purposes of determining whether short-term or long-term capital gains treatment will be applied to a shareholder’s disposition of New Common Stock subsequent to the Stock Split, a shareholder’s holding period for the shares of Old Common Stock will be included in the holding period for the New Common Stock received as a result of the Stock Split.

A shareholder will receive a whole share of New Common Stock in lieu of any fractional share of New Common Stock which such shareholder would otherwise receive as a result of the Stock Split.

The Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code or will otherwise qualify for general nonrecognition treatment, and the Company will not recognize any gain or loss as a result of the Stock Split.

The discussion set forth above relates to the material federal income tax consequences of the Stock Split. Shareholders are urged to consult their tax advisers as to the particular tax consequences to them of the Stock Split, including the federal, state, local, foreign and other tax consequences to them of the Stock Split.

Index to Exhibits

EFFECTIVE DATE OF THE STOCK SPLIT

If approved at the Special Meeting, the Stock Split will become effective (the “Stock Split Effective Date”) upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Nevada. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement on Exhibit 1.

DISSENTERS’ RIGHTS

We are a Nevada corporation and are governed by the NRS of the General Corporation Law of Nevada. Under NRS Section 92A.380 holders of our voting securities are not entitled to dissenters’ rights with respect to the Stock Split.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Stock Split that is not shared by all other shareholders of ours.

SECOND ACTION
DECREASE IN THE COMPANY’S AUTHORIZED SHARES

PURPOSE OF THE SHARE AMENDMENT

On January 19, 2006, our Board approved an amendment to our Certificate of Incorporation to decrease our authorized capitalization to 200,000,000 shares of common stock, $0.001 par value and to allow for the issuance of 20,000 shares of preferred stock, par value $0.001 per share.

The Board of Directors believes that it is in the best interests of the Company to decrease the authorized number of shares of common stock remaining after the effectiveness of the Stock Split. The decrease in the number of authorized shares of common stock would result in fewer shares of authorized but unissued shares of common stock being available for future issuance. This would decrease the number of shares of common stock available for issuance for various purposes, such as to raise capital to make acquisitions or in response to takeover attempts by third parties (by, for example, reducing the number of shares available to the Company for issuance for the purpose of diluting the stock ownership of a third party contemplating a tender offer or other transaction for the combination of the Company with another company.) The Company believes, however, that after the proposed decrease the number of authorized but unissued shares of common stock remaining would be sufficient for such purposes. Moreover, a decrease in our authorized capital will decrease our state franchise tax liabilities.

EFFECT OF THE SHARE AMENDMENT

The decrease in authorized shares of common stock and the creation of authorized share of preferred stock will not have any immediate effect on the rights of existing shareholders.

Index to Exhibits

EFFECTIVE DATE OF THE SHARE DECREASE

If approved at the Special Meeting, the Share Amendment will take effect by filing an amendment to our Certificate of Incorporation with the Secretary of State of the State of Nevada. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement in Exhibit 1.

PREFERRED STOCK

The preferred stock will be issuable in series upon resolution of our Board of Directors. The Board of Directors will be authorized to establish the relative terms, rights and other provisions of any series of preferred stock. Our Board of Directors has no current intention of issuing any preferred stock. However, unless otherwise required by law in a particular circumstance, the Board of Directors can, without shareholder approval, issue preferred stock in the future with voting and conversion rights which could adversely affect the voting power of the common stock. The issuance of preferred stock could be expected to, and may have the effect of, delaying, averting or preventing a change in control of us.

DISSENTERS’ RIGHTS

We are a Nevada corporation. Under NRS Section 92A.380, holders of our voting securities are not entitled to dissenters’ rights with respect to the Share Amendment.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Share Amendment that is not shared by all other shareholders of ours.

THIRD ACTION
ADOPTION OF 2006 Equity Incentive Plan

General

On January 19, 2006, our Board of Directors approved a plan that will enable us to grant equity and equity-linked awards to our directors, officers, employees and non-employee service providers. This plan is called the "2006 Equity Incentive Plan". The plan is intended to allow us to provide incentives that will (1) strengthen the desire of highly competent persons to serve as directors, officers and employees of our company and (2) further stimulate their efforts on behalf of our company.

Additional Information Concerning the 2006 Equity Incentive Plan

We have summarized below certain key provisions of the 2006 Equity Incentive Plan. This summary may not contain all the information that is important to you. Before you decide how to vote, you should review the entire plan. A copy of the plan is included as Exhibit 2.

Shares Available

The maximum number of shares of our common stock that may be delivered under the plan is 2,000,000 subject to adjustment for certain specified changes to our capital structure. Some awards under the plan may link future payments to the awardee to the future value of a specified number of shares of our common stock. The number of shares used for reference purposes in connection with these awards will be considered "delivered" for purposes of computing the maximum number of shares that may be delivered under the plan. If an award under the plan terminates without the shares subject thereto being delivered, the shares subject to such award will thereafter be available for further awards under the plan.

Index to Exhibits

Eligibility

All directors, officers, employees and non-employee service providers of our company are eligible to participate in the plan.

Administration

The administrator of the plan will be the Compensation/Stock Option Committee of the Board or any other committee which the Board designates to serve as the administrator of the plan. The committee serving as administrator (the "Committee") will, among other things, have the authority to:

•	construe the plan and any award under the plan;

•	select the directors, officers, employees and non-employee service providers and to whom awards may be granted and the time or times at which awards will be granted;

•	determine the number of shares of our common stock to be covered by or used for reference purposes for any award;

•	determine and modify from time to time the terms, conditions, and restrictions of any award;

•	approve the form of written instrument evidencing any award;

•	accelerate or otherwise change the time or times at which an award becomes vested or when an award may be exercised or becomes payable;

•	waive, in whole or in part, any restriction or condition with respect to any award; and

•	modify, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards.

The Committee has not yet made any awards under the plan. Because the granting of awards is in the sole discretion of the Committee, the nature and magnitude of future awards cannot currently be determined.

Types of Awards

The types of awards that may be made under the plan are stock options, stock appreciation rights, restricted stock awards, and stock units. The Committee will fix the terms of each award, including, to the extent relevant, the following: (1) exercise price for options, base price for stock appreciation rights, and purchase price, if any, for restricted stock awards, (2) vesting requirements and other conditions to exercise, (3) term and termination, (4) effect, if any, of change of control and (5) method of exercise and of any required payment by the recipient. Additional information concerning the types of awards that may be made is set forth below.

Index to Exhibits

Stock Options. The Committee may grant options that are qualified as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") and options that are not so qualified ("non-qualified options"). ISOs are subject to certain special limitations, including the following: (1) the exercise price per share may not be less than 100% of the fair market value per share of our common stock as of the grant date (110% of such fair market value, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), (2) the term may not exceed 10 years, and (3) the recipient must be an employee of our company.

Stock Appreciation Rights. A stock appreciation right gives the holder the opportunity to benefit from the appreciation of our common stock over a specified base price determined by the Committee. Upon exercise of a stock appreciation right, the holder has the right to receive in respect of each share subject thereto a payment equal to the excess, if any, of: (1) the fair market value of a share of our common stock as of the exercise date over (2) the specified base price. At the discretion of the Committee, any required payment may be made in cash, shares of our common stock, or both.

Restricted Stock Awards. A restricted stock award entitles the recipient to acquire shares of our common stock for no consideration or for the consideration specified by the Committee. The shares will be subject to such vesting periods and other restrictions and conditions as the Committee determines.

Stock Units. A stock unit is a bookkeeping account to which there is credited the fair market value of a share of our common stock. The value of the account is subsequently adjusted to reflect changes in the fair market value. Upon exercise of a stock unit, the holder is entitled to receive the value of the account. At the discretion of the Committee, any required payment may be made in cash, shares of our common stock, or both.

Certain Corporate Transactions

If certain corporate transactions specified in the plan occur, the Committee may make appropriate or equitable adjustments to the Plan and Awards, including (1) the number of shares of stock that can be granted; (2) the number and kind of shares or other securities subject to any then outstanding awards and (3) the exercise price, base price, or purchase price applicable to outstanding Awards under the Plan.

The Committee may cancel outstanding awards, but not outstanding stock or restricted stock awards, in connection with any merger or consolidation of our company or any sale or transfer of all or part of our assets or business, or any similar event. The Committee may determine to make no compensation whatsoever for any canceled awards that are not in-the-money (as defined below) or for any canceled awards to the extent not vested. We are required to provide payment in cash or other property for the in-the-money value of the vested portion of awards that are in-the-money and that are canceled as aforesaid. Awards are in-the-money only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the award (whether under Black-Scholes-type formulas or otherwise).

Amendment

The board may amend the plan at any time and from time to time, provided that (1) no amendment may deprive any person of any rights granted under the plan before the effective date of such amendment, without such person's consent; and (2) amendments may be subject to shareholder approval to the extent needed to comply with applicable law and stock exchange requirements.

Index to Exhibits

Term of Plan

No award may be granted under the plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the plan. However, all awards made prior to such time will remain in effect in accordance with their terms.

Certain Federal Income Tax Considerations

Matters Relating to Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to certain of its executives. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes that awards of stock options, SARs and certain other “performance-based compensation” awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit.

Matters Relating to Change of Control

The Committee may provide that the vesting of an award be accelerated upon a change of control. In such event, all or a portion of the relevant award may be deemed a "parachute payment." Under provisions of the Internal Revenue Code, (1) the recipient of an "excess parachute payments" (as defined in Section 280G of the Internal Revenue Code) would be required to pay a 20% excise tax thereon (in addition to income tax otherwise owed) and (2) the "excess parachute payment" would not be deductible to our company. If any of our executive officers is required to pay such an excise tax, we will be required to pay the executive an amount that is sufficient on an after-tax basis to offset such payment.

Non-Qualified Options. No income will be recognized by a participant upon the grant of a non-qualified option. Upon exercise, the participant will generally have ordinary income in the amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an employee participant will be subject to tax withholding. Upon a later sale of such shares, the participant will have capital gain or loss in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the participant with respect to shares acquired upon exercise of the non-qualified option.

Incentive Stock Options. No income will be recognized by a participant upon the grant of an incentive stock option. Further, the participant will recognize no income at the time of exercise (although a participant may have income for purposes of alternative minimum tax calculations) and we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an option. If the participant holds the acquired shares two years from the date of grant and one year from the date of exercise the entire gain (or loss) realized when the participant eventually disposes of the stock is treated as long term capital gain (or loss). If the shares are disposed of before such holding period requirements are satisfied, the participant will recognize ordinary income in an amount equal to the lesser of the difference between (1) the exercise price and the fair market value of the shares on the date of exercise or (2) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as capital gain or loss. We will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

Index to Exhibits

EFFECTIVE DATE OF THE PLAN

If approved at the Special Meeting, the plan will immediately become effective.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Upon the adoption of the plan, we intend to use the plan to compensate our directors, officers, employees and non-employee service providers with equity compensation. However, there is no current agreement or obligation obligating us to provide equity compensation and no determination has yet been made regarding potential equity compensation grants.

DISSENTERS’ RIGHTS

Holders of our voting securities are not entitled to dissenters’ rights with respect to our adoption of the Plan.

FOURTH ACTION
CHANGE OF THE COMPANY’S NAME

On January 19, 2006, our Board of Directors approved a change of our name to “Uluru Inc”. Pursuant to the Agreement and Plan of Reorganization among the Company and Uluru Inc. (“Uluru”), Uluru Acquisition Corp. and Mr. Kerry P. Gray, we will acquire all the outstanding capital stock of Uluru as part of the Merger. The reason for the name change is to reflect our intention to adopt Uluru’s business model. We believe this name change will assist in the marketing of the Uluru brand and will more accurately reflect our business.

EFFECTIVE DATE OF THE NAME CHANGE

If approved at the Special Meeting, this amendment will not become effective until the completion of the Merger upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Nevada. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement in Exhibit 3. As the Name Change is contingent upon the completion of the merger between Uluru Inc. and our wholly-owned subsidiary Uluru Acquisition Corp., at any time before the effective date of the Name Change, notwithstanding approval of the proposed amendment by the stockholders, the board of directors may, by resolution, abandon the proposed amendment without further action by the stockholders.

DISSENTERS’ RIGHTS

We are a Nevada corporation. Under NRS Section 92A.380, holders of our voting securities are not entitled to dissenters’ rights with respect to the Name Change.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Name Change that is not shared by all other shareholders of ours.

Index to Exhibits

FIFTH ACTION
DIRECTOR APPOINTMENTS

The following nominees have been nominated to hold office for a term of one year or until their successors have been duly appointed starting upon the completion of the Merger.

Upon completion of the Merger, our Directors and Executive Officers will be:

Name	Age	Office
Kerry P. Gray	53	CEO, Director
William W. Crouse	63	Chairman, Director
Jeffery B. Davis	42	Director
Dr. David Reese	34	Director

Mr. Kerry P. Gray, 52, was the President and Chief Executive Officer of Access Pharmaceuticals, Inc. and a director of Access Pharmaceuticals from January 1996 until May 2005. Mr. Gray served as President and Chief Executive Officer of Access Pharmaceuticals, Inc., a private Texas corporation from June 1993 to 1996. Previously, Mr. Gray served as Vice President and Chief Financial Officer of PharmaSciences, Inc., a company he co-founded to acquire technologies in the drug delivery area. From May 1990 to August 1991, Mr. Gray was Senior Vice President, Americas, Australia and New Zealand of Rhone-Poulenc Rorer, Inc. Prior to the Rorer/Rhone Poulenc merger, he had been Area Vice President Americas of Rorer International Pharmaceuticals. Previously, from January 1986 to May 1988, he was Vice President, Finance of Rorer International Pharmaceuticals, having served in that same capacity for the Revlon Health Care Group of companies before their acquisition by Rorer Group. Between 1975 and 1985, he held various senior financial positions with the Revlon Health Care Group.

William W. Crouse, 63, is a Managing Director and General Partner of HealthCare Ventures LLC, a biotech venture capital firm. Mr. Crouse was former Worldwide President of Ortho Diagnostic Systems and Vice President of Johnson & Johnson International. He also served as Division Director of DuPont Pharmaceuticals and as President of Revlon Health Care Group's companies in Latin America, Canada and Asia/Pacific. Currently, Mr. Crouse serves as a Director of The Medicines Company, Imclone Systems and several private biotechnology companies. Mr. Crouse formerly served as a Director of BioTransplant, Inc., Dendreon Corporation, OraSure Technologies, Inc., Human Genome Sciences, Raritan Bancorp, Inc., Allelix Biopharmaceuticals, Inc. and several private biotechnology companies. Mr. Crouse currently serves as Trustee of Lehigh University and as Trustee of the New York Blood Center. Mr. Crouse is a graduate of Lehigh University (Finance and Economics) and Pace University (M.B.A.).

Jeffery B. Davis, 42, has extensive experience in investment banking, corporate development and financing for development stage, life sciences companies. Mr. Davis is currently President of SCO Financial Group LLC, and President and Financial Principal of SCO Securities LLC, SCO's NASD-member broker-dealer.  Mr. Davis has served on numerous boards of directors for life sciences companies, and currently sits on the boards of Virium Pharmaceuticals, Inc., and Somanta Pharmaceuticals, Inc. Previously, Mr. Davis served as a Chief Financial Officer of a publicly traded, NASDAQ-NM healthcare technology company. Prior to that, he was Vice President, Corporate Finance, at Deutsche Bank AG and Deutsche Morgan Grenfell, both in the U.S. and Europe. Mr. Davis also served in senior marketing and product management positions at AT&T Bell Laboratories, where he was also a member of the technical staff and was involved in marketing and product management at Philips Medical Systems North America. Mr. Davis received his M.B.A. from The Wharton School, University of Pennsylvania and his B.S. in Biomedical Engineering from The College of Engineering, Boston University.

Index to Exhibits

Dr. David Reese, 34, is a biotechnology consultant for both the healthcare and financial industries. The founder of Alexea Consulting, David has advised biotechnology companies on issues of strategic alliances and capital acquisition. As a sell-side analyst, Dr. Reese advises hedge funds on drug candidates, scientific due diligence and pipeline valuations. David’s most recent sell-side position was as Biotech Analyst for Saturn DKR Management where he built a 125 million dollar biotechnology portfolio. Dr. Reese obtained his Bachelors of Science in Microbiology from Arizona State University. He performed his Doctoral research at Vanderbilt University in the School of Medicine. David conducted research fellowships at the University of Texas Southwestern Medical Center, and Cornell University. Dr. Reese has numerous publications and has contributed to multiple academic reviews as well as a book chapter in a medical textbook. His specific research areas included diabetes, cardiovascular disease, congenital abnormalities and cancer.

Our board does not have a nominating committee. The proposed directors and executive officers, were chosen as part of the negotiations to the Merger. Pursuant to the terms and conditions of the Merger Agreement, the current Board shall resign concurrently with the consummation of the Merger and the new Board of Directors shall be appointed and serve for a term of one year or until they resign or are duly removed and replaced.

EFFECTIVE DATE OF THE DIRECTOR APPOINTMENTS

If approved at the Special Meeting, the Director Appointments will take effect upon the completion of the Merger.

DISSENTERS’ RIGHTS

We are a Nevada corporation. Under NRS Section 92A.380, holders of our voting securities are not entitled to dissenters’ rights with respect to the Director Appointments.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No current director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Director Appointments that is not shared by all other shareholders of ours.

RISK FACTORS

The approval of the Stock Split will provide us with enough authorized but unissued shares to carry out the Merger contemplated by the Merger Agreement. If the Merger between Uluru Acquisition Corp. and Uluru occurs, Uluru will become our wholly-owned subsidiary. The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. We will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

Risks Relating to the Merger and Capital Structure

Our current stockholders have no opportunity to approve or disapprove the Merger and will experience substantial dilution in connection with the Merger.

Index to Exhibits

The Merger and the consequent acquisition of Uluru have been approved by our Board of Directors and by the Board of Directors and the sole shareholder of Uluru Acquisition Corp., our wholly owned subsidiary, and will not be presented to our stockholders for approval. Accordingly, stockholders are not being asked to approve or disapprove the Merger. In addition, in the event the Merger is consummated as described herein, a total of 11,000,000 shares of our common stock will be issued to the current stockholders of Uluru. The shares to be issued in the Merger to current Uluru stockholders will represent approximately 91.7% of the total number of shares of our common stock issued and outstanding immediately following the Merger. Consequently, our current stockholders will experience substantial dilution in their ownership interest in our company.

Our Standby Equity Distribution Agreement may have a dilutive impact on our stockholders.

We are to a great extent dependent on external financing to fund our operations. Our financial needs may be partially provided from the Standby Equity Distribution Agreement with Cornell Capital. The issuance of shares of our common stock under that agreement would have a dilutive impact on our other stockholders and the issuance of such shares could have a negative effect on the market price of our common stock. In addition, if we access that equity line, we will issue shares of our common stock to Cornell Capital Partners at a discount of 2% of the lowest daily volume weighted average of our common stock during a specified period of trading days after we access the that equity line. Issuing shares at a discount will further dilute the interests of other stockholders.

To the extent that Cornell sells shares of our common stock issued under SEDA to third parties, our stock price may decrease due to the additional selling pressure in the market. The perceived risk of dilution from sales of stock to or by Cornell may cause holders of our common stock to sell their shares. This could contribute to a decline in the stock price of our common stock.

If the Merger does not occur, we will not benefit from the expenses we have incurred in the pursuit of the Merger.

The Merger may not be completed. If conditions for completion of the Merger are not satisfied or the Merger is not otherwise completed, we will have incurred expenses for which no ultimate benefit will have been received. We currently expect to incur out of pocket expenses of approximately $300,000 for services in connection with the Merger, consisting of professional fees, financial printing and other related charges, much of which may be incurred even if the Merger is not completed. If the Merger is not completed, such expenses will be paid for by advances from stockholders, which will be evidenced on our financial statements as current liabilities.

The Merger will not significantly enhance our liquidity, and we will require future financing to proceed with our anticipated business activities following the completion of the Merger. There can be no assurance that financing will be available on terms beneficial to us or at all.

We anticipate that future funding will most likely be in the form of debt and/or private equity financing. The number of shares of our common stock to be issued in the Merger, and the aggregate number of shares to be outstanding after completion of the Merger, as shown elsewhere in this Information Statement, do not take into account any such future financing and, accordingly, our stockholders may be subject to additional and substantial dilution as a result of such financing.

Index to Exhibits

We anticipate that we will need funds, following the Merger, in order to further the efforts of Uluru to develop a portfolio of topical delivery technologies. If we raise additional capital by selling equity or equity-linked securities, these securities would dilute the ownership percentage of our existing stockholders. Also, these securities could have rights, preferences or privileges senior to those of our common stock. Similarly, if we raise additional capital by borrowing or issuing debt securities, the terms of such debt financing could restrict us in terms of how we operate our business, which could also affect the value of our common stock.

Furthermore, the terms of our outstanding convertible notes may limit our ability to, among other things:

•    incur additional debt;
•    pay cash dividends, redeem, retire or repurchase our stock or change our capital structure;
•    enter into certain transactions with affiliates;
•    create additional liens on our assets; or
•    issue certain types of preferred stock or issue common stock at below market prices.

Our ability to borrow additional funds or raise additional equity may be limited by our financial condition, in addition to the terms of our outstanding debt. Additionally, events such as our inability to continue to reduce our loss from continuing operations, could adversely affect our liquidity and our ability to attract additional funding as required.

We may not be able to raise capital on reasonable terms or at all.

There is no assurance of an established public trading market, which would adversely affect the ability of our investors to sell their securities in the public market.

Even though our shares of common stock are expected to continue to be quoted on the OTC Bulletin Board, we cannot predict the extent to which a trading market will develop or how liquid that market might become. Uluru's shares have never been quoted or listed on a public market and have no trading history. In addition, most common shares outstanding after the Merger, including the shares issued to Uluru stockholders, will be "restricted securities" within the meaning of Rule 144 promulgated by the SEC, and will therefore be subject to certain limitations on the ability of holders to resell such shares. Accordingly, holders of our common stock may be required to retain their shares for an indefinite period of time.

The OTC Bulletin Board is an inter-dealer, over-the-counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities. Market prices for our common stock will be influenced by a number of factors, including:

(i)	the issuance of new equity securities pursuant to the Merger, or a future offering;
(ii)	changes in interest rates;
(iii)	competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;
(iv)	variations in quarterly operating results;
(v)	change in financial estimates by securities analysts;
(vi)	the depth and liquidity of the market for our common stock;
(vii)	investor perceptions of Uluru and of topical delivery technologies generally; and
(viii)	general economic and other national conditions.

Index to Exhibits

Our common stock could continue to be considered a "penny stock" and may be difficult to sell.

Our common stock could continue be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under Section 15(g) of the Exchange Act. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is not traded on a "recognized" national exchange; (iii) it is not quoted on the NASDAQ Stock Market, or even if so quoted, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2,000,000, if in business longer than three continuous years, or with average revenues of less than $6,000,000 for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

Additionally, Section 15(g) of the Exchange Act and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

Following the Merger, the current principal stockholder of Uluru will have significant influence over us.

The controlling stockholder of Uluru will beneficially own a majority of our outstanding voting stock following the Merger. As a result, he will possess significant influence, giving him the ability, among other things, to elect all members of our Board of Directors and to approve significant corporate transactions. Such stock ownership and control may also have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of our company.

Standards for compliance with Section 404 of the Sarbanes-Oxley Act of 2002 are uncertain, and if we fail to comply in a timely manner, our business could be harmed and our stock price could decline.

Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of our internal control over financial reporting, and attestation of its assessment by our independent registered public accountants. The SEC has extended the compliance dates for certain filers and, accordingly, we believe that this requirement will first apply to our annual report for fiscal 2007. The standards that must be met for management to assess the internal control over financial reporting as effective are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. We may encounter problems or delays in completing activities necessary to make an assessment of our internal control over financial reporting. In addition, the attestation process by our independent registered public accountants is new and we may encounter problems or delays in completing the implementation of any requested improvements and receiving an attestation of its assessment by our independent registered public accountants. If we cannot assess our internal control over financial reporting as effective, or our independent registered public accountants are unable to provide an unqualified attestation report on such assessment, investor confidence and share value may be negatively impacted.

Index to Exhibits

Our obligations under the secured debentures are secured by all of our assets.

Our obligations under the $13,000,000 secured debentures are secured by all of our assets. As a result, if we default under the terms of the secured debentures or related agreements, including our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related secured debentures or the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against us could require the early repayment of the convertible debentures, if the default is not cured with the specified grace period. In addition we could be required to issue and the holders would have the ability to sell up to 40,000,000 shares of our common stock and/or the holders could foreclose their security interest and liquidate some or all of our assets, and we could cease to operate.

Risks Relating to Our Business After the Completion of the Merger

Uluru has not recorded revenues or an operating profit since its inception and we have had only $6,202 of earned revenues for several years. Continuing losses may exhaust our capital resources and force us to discontinue operations.

Our ability to achieve significant revenue or profitability depends upon our ability to successfully complete the development of drug candidates, to develop and obtain patent protection and regulatory approvals for our drug candidates and to manufacture and commercialize the resulting drugs. We may not generate significant revenues or profits form the sale of these products in the future. Furthermore, we may not be able to ever successfully identify, develop, commercialize, patent, manufacture, obtain required regulatory approvals and market any additional products. Moreover, even if we do identify, develop, commercialize, patent, manufacture, and obtain required regulatory approvals to market additional products, we may not generate revenues or royalties form commercial sales of these products for a significant number of years, if at all. Therefore, our proposed operations are subject to all the risks inherent in the establishment of a new business enterprise.

In the next few years, our revenues may be limited to minimal product sales and royalties, any amount that we receive under strategic partnerships and research or drug development collaborations that we may establish and, as a result, we may be unable to achieve or maintain profitability in the future or to achieve significant revenues in order to fund our operations. The topical business component of Access Pharmaceuticals, Inc. that Uluru acquired and that will be the only component of our business if the merger is completed has incurred losses, including a net loss of $3,175,327 for the year ended December 31, 2004 and $395,325 for the year ended December 31, 2003.

We may not successfully commercialize our drug candidates.

Our drug candidates are subject to the risks of failure inherent in the development of pharmaceutical based on new technologies and our failure to develop safe, commercially viable drugs would severely limit our ability to become profitable or to achieve significant revenues. We may be unable to successfully commercialize our drug candidates because:

•	some or all of our drug candidates may be found to be unsafe or ineffective or otherwise fail to meet applicable regulatory standards or receive necessary regulatory clearances;

•	our drug candidates, if safe and effective, may be too difficult to develop into commercially viable drugs;

•	it may be difficult to manufacture or market out drug candidates in a large scale;

•	proprietary rights of third parties may preclude us from marketing our drug candidates; and

•	third parties may market superior or equivalent drugs.

Index to Exhibits

If we are unable to develop sufficiently attractive commercial uses for our drug candidates delivery technologies or if we are unable to produce these materials at a competitive cost, we may not achieve profitability.

The success of our research and development activities, upon which we primarily focus, is uncertain.

Our primary focus is on our research and development activities and the commercialization of compounds covered by proprietary biopharmaceutical patents and applications. Research and development activities, by their nature, preclude definitive statements as to the time required and costs involved in reaching certain objectives. Actual research and development costs, therefore, could exceed budgeted amounts and estimated time frames may require extension. Costs overruns, unanticipated regulatory delays or demands, unexpected adverse side effects or insufficient therapeutic efficacy will prevent or substantially slow our research and development effort and our business could ultimately suffer.

We may be unable to successfully develop, market, or commercialize our products or our product candidates without establishing new relationships and maintaining current relationships.

Our strategy for the research, development and commercialization of our potential pharmaceutical products may require us to enter into various arrangements with corporate and academic collaborators, licensors, licensees and others, in addition to our existing relationships with other parties. Specifically, we may seed to joint venture, sublicense or enter other marketing arrangements with parties that have an established marketing capability or we may choose to pursue the commercialization of such products on acceptable terms. Furthermore, if we maintain and establish arrangements or relationships with third parties, our business may deem necessary to develop, commercialized and market our potential pharmaceutical products on acceptable terms. Furthermore, if we maintain and establish arrangements or relationships with third parties, our business may depend upon the successful performance by these third parties of their responsibilities under those arrangements and relationships. For our commercialized products we currently rely upon the following relationships in the following marketing territories for sales, manufacturing or regulatory approval efforts:

For Aphthasol® and OraDiscA™

•	ProStrakan Ltd. - United Kingdom and Ireland manufacturing marketing rights and regulatory approval
•	Zambon Group - France, Germany, Holland, Belgium, Luxembourg, Switzerland, Brazil, Colombia and Italy manufacturing and marketing rights
•	Laboratories Dr. Esteve SA - Spain, Portugal, and Greece manufacturing and marketing rights
•	Meda, AB for Scandinavia, the Baltic states and Iceland marketing rights
•	Paladin Labs, Inc. for Canada manufacturing and marketing rights
•	EpiTan, Ltd. for Australia and New Zealand for marketing rights
•	Orient Europharma, Co., Ltd. for Taiwan, Hong-Kong, Malaysia, Philippines, Thailand and Singapore for marketing rights

For Zindaclin® and Residerm®:

•	ProStrakan Ltd. - worldwide manufacturing, marketing and regulatory approval rights
•	Fujisawa GmbH - sublicensed continental Europe marketing rights
•	Hyundai - sublicensed Korea marketing rights
•	Taro - sublicensed Israel marketing rights
•	Biosintetica - sublicensed Brazil marketing rights
•	Six companies for eleven other smaller countries - sublicensed marketing rights

Index to Exhibits

For one of our ORaDisc™ products in development, on January 6, 2004, we entered into an exclusive license and supply agreement with Wyeth Consumer Healthcare for sales of the product in North America. If this product is marketed, we will depend upon Wyeth Consumer Healthcare for sales of this product in this territory.

Our ability to successfully commercialize, and market our products and product candidates could be limited if a number of these existing relationships were terminated.

We may be unable to successfully manufacture our products and our product candidates in clinical quantities or for commercial purposes without the assistance of contract manufacturers, which may be difficult for us to obtain and maintain.

We have limited experience in the manufacture of pharmaceutical products in clinical quantities or for commercial purposes, and we may not be able to manufacture any new pharmaceutical products that we may develop. As a result, we have established, and in the future intend to establish arrangements with contract manufacturers to supply sufficient quantities of products to conduct clinical trials and for the manufacture, packaging, labeling, and distribution of finished pharmaceutical products. If we are unable to contract for a sufficient supply of our pharmaceutical products on acceptable terms, our preclinical and human clinical testing schedule may be delayed, resulting in the delay of our clinical programs and submission of product candidates for regulatory approval, which could cause our business to suffer. Our business could suffer if there are delays or difficulties in establishing relationships with manufacturers to produce, package, label and distribute our finished pharmaceutical or other medical products, if any, market introduction and subsequent sales of such products. Moreover, contract manufacturers that we may use must adhere to current Good Manufacturing Practices, as required by the U.S. Food and Drug Administration. In this regard, the FDA will not issue a pre-market approval or product and establishment licenses, where applicable, to a manufacturing facility for the products until the manufacturing facility passes a pre-approval plant inspection. If we are unable to obtain or retain third party manufacturing on commercially acceptable terms, we may not be able to commercialize our products as planned. Our potential dependence upon third parties for the manufacture of our products may adversely affect our ability to generate profits or acceptable profit margins and our ability to develop and deliver such products on a timely and competitive basis.

Our amlexanox 5% paste is marketed in the US as Aphthasol®. We selected Contract Pharmaceuticals Ltd. Canada as our manufacturer of amlexanox 5% paste and they manufactured product for the US market and initial qualifying batches of the product for Europe.

Our business could be adversely affected by any adverse economic developments in the pharmaceuticals industry and/or the economy in general.

Upon the effectiveness of the merger, our sole business will be Uluru's business, which is the topical business component that it acquired from Access Pharmaceuticals, Inc. in October of 2005. As a result, we will depend on the demand for the application of our technology and our business will be susceptible to downturns in the pharmaceutical industry and the economy in general. Any significant downturn in the market or in general economic conditions would likely hurt our business.

If Uluru fails to keep up with changes affecting its technology and the markets that it will ultimately service, it will become less competitive, adversely affecting future financial performance.

In order to remain competitive and serve its customers effectively, Uluru must respond on a timely and cost-efficient basis to changes in technology, industry standards and procedures and customer preferences. Uluru needs to continuously develop new technology, products and services to address new developments. In some cases these changes may be significant and the cost to comply with these changes may be substantial. We cannot assure you that we will be able to adapt to any changes in the future or that we will have the financial resources to keep up with changes in the marketplace. Also, the cost of adapting our technology, products and services may have a material and adverse effect on our operating results.

We are subject to extensive governmental regulation which increases our cost of doing business and may affect our ability to commercialize any new products that we may develop.

The FDA and comparable agencies in foreign countries impose substantial requirements upon the introduction of pharmaceutical products through lengthy and detailed laboratory, preclinical and clinical testing procedures and other costly and time-consuming procedures to establish their safety and efficacy. Some of our drugs and drug candidates require receipt and maintenance of governmental approvals for commercialization. Preclinical and clinical trials and manufacturing of our drug candidates will be subject to the rigorous testing and approval processes of the FDA and corresponding foreign regulatory authorities. Satisfaction of these requirements typically takes a significant number of years and can vary substantially based upon the type, complexity and novelty of the product. Due to the time consuming and uncertain nature of the drug candidate development process and the governmental approval process described above, we cannot assure you when we, independently or with our collaborative partners, might submit a new drug application for FDA or other regulatory review.

Government regulation also affects the manufacturing and marketing of pharmaceutical products. Government regulations may delay marketing of our potential drugs for a considerable or indefinite period of time, impose costly procedural requirements upon our activities and furnish a competitive advantage to larger companies or companies more experienced in regulatory affairs. Delays in obtaining governmental regulatory approval could adversely affect our marketing as well as our ability to generate significant revenues from commercial sales. Our drug candidates may not receive FDA or other regulatory approvals on a timely basis or at all. Moreover, if regulatory approval of a drug candidate is granted, such approval may impose limitations on the indicated use for which such drug may be marketed. Even if we obtain initial regulatory approvals for our drug candidates, our drugs and our manufacturing facilities would be subject to continual review and periodic inspection, and later discovery of previously unknown problems with a drug, manufacturer or facility may result in restrictions on the marketing or manufacture of such drug, including withdrawal of the drug from the market. The FDA and other regulatory authorities stringently apply regulatory standards and failure to comply with regulatory standards can, among other things, result in fines, denial or withdrawal of regulatory approvals, product recalls or seizures, operating restrictions and criminal prosecution.

Index to Exhibits

Intense competition may limit our ability to successfully develop and market commercial products.

The biotechnology and pharmaceutical industries are intensely competitive and subject to rapid and significant technological change. Our competitors in the United States and elsewhere are numerous and include, among others, major multinational pharmaceutical and chemical companies, specialized biotechnology firms and universities and other research institutions.

Many of these competitors have and employ greater financial and other resources, including larger research and development, marketing and manufacturing organizations. As a result, our competitors may successfully develop technologies and drugs that are more effective or less costly than any that we are developing or which would render our technology and future products obsolete and noncompetitive.

In addition, some of our competitors have greater experience than we do in conducting preclinical an clinical trials and obtaining FDA and other regulatory approvals for drug candidates more rapidly than we do. Companies that complete clinical trials obtain required regulatory agency approvals and commence commercial sale of their drugs before their competitors may achieve a significant competitive advantage. Drugs resulting from our research and development efforts or from our joint efforts with collaborative partners therefore may not be commercially competitive with our competitors’ existing products or products under development.

Trends toward managed health care and downward price pressured on medical products and services may limit our ability to profitably sell any drugs that we any develop.

Lower prices for pharmaceutical products may result from:

•	Third-party payers’ increasing challenges to the prices charged for medical products and services;

•
The trend toward managed health care in the Unites States and the concurrent growth of HMOs and similar organizations that can control or significantly influence the purchase of healthcare services and products; and

•	Legislative proposals to reform healthcare or reduce government insurance programs.

The cost containment measures that healthcare providers are instituting, including practice protocols and guidelines and clinical pathways, and the effect of any healthcare reform, could limit our ability to profitably sell any drugs that we may successfully develop. Moreover, any future legislation or regulation, if any, relating to the healthcare industry or third-party coverage and reimbursement, may cause our business to suffer.

Our future success depends on retaining Uluru’s existing key employees and hiring and assimilating new key employees. The loss of key employees or the inability to attract new key employees could limit our ability to execute our growth strategy, resulting in lost sales and a slower rate of growth.

Our success depends in part on our ability to retain Uluru’s key employees including Kerry Gray. Although following the Merger we expect to have employment agreements with these executives, each executive can terminate his or her agreement at any time. Also, we do not carry, nor do we anticipate obtaining, "key man" insurance on our executives. It would be difficult for us to replace any one of these individuals. In addition, as we grow we may need to hire additional key personnel. We may not be able to identify and attract high quality employees or successfully assimilate new employees into our existing management structure.

Index to Exhibits

Our growth strategy assumes that we may possibly make future targeted strategic acquisitions. A future acquisition may disrupt our business, dilute stockholder value or distract management's attention from operations.

Unless we can develop Uluru’s present technology or newly acquired technology into marketable products, our ability to generate revenue may be hindered and our ability to achieve profitability will be slow and difficult. A possible strategy is to acquire new technology or products through targeted strategic acquisitions. If we attempt and fail to execute on this strategy, our revenues may not increase and our ability to achieve significant profitability will be delayed.

We may not be able to identify any appropriate targets or acquire them on reasonable terms. Even if we make strategic acquisitions, we may not be able to integrate these technologies, products and/or businesses into our existing operations in a cost-effective and efficient manner.

We may be unable to protect our intellectual property adequately or cost effectively, which may cause us to lose market share or reduce prices.

Our future success depends significantly on Uluru’s ability to protect and preserve its proprietary rights related to its technology and resulting products. We cannot assure you that we will be able to prevent third parties from using our intellectual property rights and technology without our authorization. Although Uluru has several patents and intends to pursue aggressively efforts to obtain patent protection for its new technology, it will also rely on trade secrets, common law trademark rights and trademark registrations, as well as confidentiality and work for hire, development, assignment and license agreements with employees, consultants, third party developers, licensees and customers. However, these measures afford only limited protection and may be flawed or inadequate. Also, enforcing intellectual property rights could be costly and time-consuming and could distract management's attention from operating business matters.

Uluru's intellectual property may infringe on the rights of others, resulting in costly litigation.

In recent years, there has been significant litigation in the United States involving patents and other intellectual property rights. In particular, there has been an increase in the filing of suits alleging infringement of intellectual property rights, which pressure defendants into entering settlement arrangements quickly to dispose of such suits, regardless of their merits. Other companies or individuals may allege that we infringe on their intellectual property rights. Litigation, particularly in the area of intellectual property rights, is costly and the outcome is inherently uncertain. In the event of an adverse result, we could be liable for substantial damages and we may be forced to discontinue our use of the subject matter in question or obtain a license to use those rights or develop non-infringing alternatives. Any of these results would increase our cash expenditures, adversely affecting our financial condition.

MERGER AGREEMENT

The following is only a summary of the material provisions of the Merger Agreement. The Merger Agreement is attached to this Information Statement as Exhibit 4. Please read the Merger Agreement in its entirety.

Index to Exhibits

On October 12, 2005, we entered into the Merger Agreement with Uluru and Uluru Acquisitions Corp. Under the Merger Agreement, Uluru Acquisition Corp. will merge with and into Uluru, as a result of which we will acquire all of the issued and outstanding shares of Uluru and Uluru will become our wholly-owned subsidiary.

In connection with the Merger, the holders of Uluru common stock will receive 11,000,000 shares of our common stock, or approximately 91.7% of our outstanding shares of Common Stock. On a fully diluted basis, after giving effect to the Merger, the conversion of outstanding debentures and the use of an equity line, Uluru’s shareholders will receive approximately 40% of the shares of our common stock.

Material Terms of the Merger

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, our subsidiary, Uluru Acquisition Corp., will merge with and into Uluru, the separate corporate existence of Uluru Acquisition Corp. will cease and we will become the parent corporation of Uluru. We will issue an aggregate of 11,000,000 shares of common stock to the approximately 13 Uluru stockholders in exchange for 100% of the issued and outstanding shares of Uluru capital stock.

Immediately prior to the effective time of the Merger and subject to the approval of the Name Change, we will file an amended Articles of Incorporation that will change our corporate name to "Uluru, Inc." as a result of the Merger.

At the effective time of the Merger and subject to the approval of the Director Appointments, the members of the Uluru Board of Directors holding office immediately prior to the effective time will become our directors, and all persons holding offices of Uluru at the effective time, will continue to hold the same offices of the surviving corporation. Simultaneously, our directors and officers immediately prior to the closing of the Merger will resign from all of their respective positions with us, effective immediately upon the closing of the Merger.

Effective Time of the Merger

The Merger Agreement provides that, subject to the approval of the Uluru stockholders and satisfaction or waiver of other conditions, the Merger will be consummated by filing a certificate of Merger and any other appropriate documents with the Secretary of State of Nevada and Delaware. We expect the Merger to be consummated promptly after fulfilling the terms and conditions of the agreement.

We anticipate that the closing will take place at a mutually agreed upon time, but no later than five days after all conditions precedent have been met satisfied or waived and all required documents have been delivered.

Merger Consideration

Upon consummation of the Merger, each share of outstanding Uluru common stock shall be converted into the right to receive 5,000 shares of our common stock. There are 2,200 shares of Uluru issued and outstanding. Accordingly, following the exchange, holders of Uluru capital stock will hold 11,000,000 shares of our common stock.

As a result of the Merger, Uluru Acquisition Corp. will merge with and into Uluru, as a result of which we will acquire all of the issued and outstanding shares of Uluru and Uluru will become a wholly-owned subsidiary of ours. Also in connection with the Merger, the holders of Uluru common stock will receive 11,000,000 shares of the common stock.

Index to Exhibits

No fraction of any share of our common stock will be issued to any former holder of Uluru capital stock; rather, the number of shares of our common stock otherwise issuable, if other than a whole number, will be rounded to the nearest higher whole number.

Conditions to the Merger

The respective obligations of Uluru, Uluru Acquisition Corp. and us to complete the Merger are subject to the satisfaction or waiver of various conditions, including:

(a)	the Merger being approved by Uluru’s shareholders;

(b)
the completion of a $13,000,000 bridge financing from Prenox, LLC and Highgate House Funds, Ltd. to us, as set forth in our Form 8-K filed with the U.S. Securities and Exchange Commission on October 18, 2005.;

(c)	the completion and sale of certain pharmaceutical assets to Uluru from Access Pharamceuticals, Inc., which sale occurred in October 2005;

(d)	satisfactory completion of all necessary due diligence by Uluru and us; and

(e)	we shall have completed the Stock Split so that our issued and outstanding shares prior to the Merger shall equal approximately 1,000,000 shares.

Reasons for the Merger

For the past several years, the Company sought unsuccessfully to raise capital necessary to fund its operations. The Company’s revenue growth has been substantially limited by its available funding and human resources. The bridge financing we announced in October 2005 was predicated on our completion of the Merger with Uluru.

The Company’s Board of Directors determined after significant evaluation and due diligence, that the terms of the proposed Merger are fair and equitable, advisable and are in the best interest of the Company and its shareholders.

In proposing this Merger, the Company's Board of Directors has thoroughly discussed the Merger Agreement with its management as well as with its legal counsel and other advisors and considered a variety of factors impacting favorably toward a Merger including those listed below. The Board did not engage any other financial advisors and did not obtain any reports, opinions or appraisals from any outside professionals or experts. The Company consulted only with its attorneys and accountants in structuring and negotiating the Merger with Uluru.

Availability of Alternative Sources of Funding. Prior to the identification of the opportunity with Uluru, the Company's operations had been funded predominately by financing contributed by current management stockholders. The Company had very limited success in attracting other sources of financing on terms acceptable to the Board of Directors. Our board believes that the Merger will provide increased opportunities for financing of its operations, as evidenced by the Company’s completion of the bridge financing with Prenox and Highgate in October 2005. The Company believes the Merger with Uluru will provide the Company with additional opportunities for new funding. In connection with the Merger, we propose to undertake a reverse stock split and amend our capitalization - both of which we believe will allow significant funding opportunities for the combined companies. We also believe that Uluru's growth and introduction of its products will help attract funding for the combined companies. We have been unable, on a stand alone basis, to attract funding or allocate the resources necessary to undertake the expansion of our business or enhance our presence in the investment community. We believe that the combined company will be in a position to allocate funds to the Company's continuing operations and increase the Company's exposure to potential sources of capital.

Index to Exhibits

Other Considerations of the Board Of Directors. The board discussed the potential dilution to the existing Company shareholders in connection with the Merger. Our board determined that the dilution, while not optimal, was preferable to terminating operations altogether, which would have been the inevitable, if not imminent, outcome in the absence of funding or an acquisition scenario.

Expected Benefits of the Merger. The combination of the Company and Uluru will result in several strategic benefits. Uluru will provide the Company with an existing therapeutics business that it acquired from Access Pharmaceuticals, Inc. and that will become our sole focus. The Company also anticipates that the transaction will result in certain synergistic opportunities resulting from, among other things, administrative efficiencies.

In addition to the benefits described above, the Company's Board of Directors also considered the following factors in the course of its deliberations:

•
The financial performance and condition, business operations and prospects of each of the Company, Uluru and the combined company. As described elsewhere in this Information Statement, the Company has limited prospects to continue as a stand-alone enterprise for the foreseeable future, and has little or no prospects for generating revenues in the near term. In addition, our Board considered the fact that our independent auditors have included in their audit reports for our financial statements for the year ended December 31, 2004 a qualification that they express substantial doubt about the Company's ability to continue as a going concern. Our Board determined that a combination with Uluru would provide the prospects for revenues, access to capital and funding for the continued operations of the Company business. See "Reasons for the Merger - the Company" above.

•	The Company's need for funding to support revenue growth.

•
The structure of the transaction and terms of the Merger Agreement, as described elsewhere in this Information Statement. Our Board considered the fact that under the Merger Agreement the Company shareholders would suffer considerable dilution. However, our Board considered the overall prospects of the Company on a stand-alone basis and determined that participating in the potential growth of Uluru, coupled with the opportunities the Merger would bring for the Company, was in the best interests of the Company shareholders. Our Board determined that the combined business and the resulting capitalization fairly reflect the current value and realistic prospects of the Company and represents a potential increase in value to our shareholders that could not be realized in the absence of the Merger.

•
The relative market capitalization of both the Company and Uluru and the expected capital structure of the combined company after the Merger. Our Board considered the overall post-Merger capitalization and the relative value of the outstanding shares of the Company in determining to proceed with the transaction. Our Board determined that notwithstanding the dilutive nature of the Merger, the value of the outstanding shares of the Company would be immediately increased as a result of the transaction. Our Board determined that the Merger represents an opportunity to increase shareholder value whereas continuing on a standalone basis would likely have resulted in the complete erasure of any existing value.

•
Economic and intangible aspects of a Merger for our company and its stockholders. Our Board considered the history and prospects of Uluru and determined that its growth potential and potential for access to investment capital supported their revenue models and projections. From an economic point of view, our Board determined that Uluru would be a viable, operating entity with prospects for significant growth and increasing valuation. Our Board also determined that access to the public markets and liquidity would further enhance the economic value of Uluru going forward. With respect to the intangible aspects of the Merger, our Board determined that the resources in terms of personnel, leadership and facilities would enhance the Company's operations. Our Board also determined that Uluru's presence in the combined company would energize and enthuse our projects, and or shareholders' general view of our company and stock performance.

•
Possible stock market reaction to the transaction. Our Board determined that the Merger with Uluru would bring immediate value to the shareholders by increasing the market price of the stock and the overall valuation of the company. Our board determined that the Merger combined with the issuance of new shares and the prospect of a post-Merger financing, would also promote trading volume, which in turn enhances the liquidity and value of the stock held by the existing Company shareholders.

•	The challenges inherent in the combination of two businesses and the possible diversion of management attention for an extended period of time.

•	The risk of not capturing all the anticipated synergies between the Company and Uluru and the risk that other anticipated benefits might not be realized.

•	The Company's uneven historical revenue performance.

Index to Exhibits

After consideration of these factors and others not mentioned above, the Company's Board of Directors determined that the risks were significantly outweighed by the potential benefits of the Merger.

This discussion of the information and factors considered by the Company's Board of Directors includes all of the material positive and negative factors considered by the Company's Board of Directors, but it is not intended to be exhaustive and may not include all the factors considered. The Company's Board of Directors did not quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination that the Merger Agreement and the Merger are advisable and fair to and in the best interests of the Company and its stockholders. Rather, the Company's Board of Directors viewed its position and recommendation as being based on the totality of the information presented to and factors considered by it. In addition, individual members of the Company's Board of Directors may have given differing weights to different factors in reaching its decisions.

After careful consideration, the Company Board of Directors unanimously approved the Merger Agreement and the Merger.

Cost and Expenses of the Merger

The Merger Agreement provides that all costs and expenses in connection with the Merger will be paid by the party incurring such costs and expenses. We anticipate that such costs will total approximately $300,000. We have agreed to pay all expenses related to the preparation, printing and mailing of the Information Statement and all related filing and other fees. All of such funds will be provided from the proceeds of our bridge financing with Prenox and Highgate.

Regulatory Approval

No regulatory approval is required to be received by either us or Uluru for the Merger to occur.

CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE MERGER

Change in Control

A change of control of our company will occur as a result of the Merger, pursuant to which the stockholders of Uluru will become our stockholders and will own, collectively, approximately 91.7% of the issued and outstanding shares of our common stock.

Certain Federal Income Tax Consequences

Because no action is being taken in connection with our current outstanding shares of common stock, no gain or loss is anticipated to be recognized by our stockholders in connection with the Merger. It is expected that the issuance of our shares of common stock to Uluru stockholders pursuant to the Merger will be tax-free to those persons.

Appraisal Rights

Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection the approval by written consent of the amended Articles of Incorporation and other actions that may be contemplated in connection with the acquisition of Uluru pursuant to the Merger.

Consequences of the Merger Not Occurring

If the conditions to the Merger, including enacting the Stock Split, are not fulfilled prior to the Merger and the eligible party to the Merger does not waive that unfulfilled condition or if we are unable to execute the Merger for any reason whatsoever, we will have to unwind all the transactions related to the Merger. The parties to the Merger will be relieved of all rights and obligations under the Merger Agreement as well as under the Indemnifying Escrow Agreement that was entered into simultaneously with the Merger Agreement. Funds and shares placed into escrow under the Indeminifying Escrow Agreement will be returned to the persons that respectively placed those funds and shares into escrow. The parties to the Merger Agreement and the Indemnifying Escrow Agreement will be free to continue their operations as if they had never entered into those agreements. The non-completion of the Merger will not trigger any penalties under those agreements or an automatic default under our debentures to Prentice and Highgate or under Uluru's debentures to us. Those debentures will remain in full force and effect.

Federal Securities Law Consequences

Our shares of common stock to be issued to the Uluru stockholders in connection with the Merger will not be registered under the Securities Act at the effective time of the Merger. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and/or Regulation D of the Securities Act. These shares are deemed "restricted stock" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

Index to Exhibits

Certain outstanding shares of common stock, including those issued pursuant to the Merger, will be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. Under the provisions of Rule 144, restricted securities may be sold into the public market, subject to holding period, volume and other limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of:

(i)	the average weekly trading volume in the common stock, as reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding such sale, or

(ii)	1% of the shares then outstanding.

In order for a stockholder to rely on Rule 144, we must have available adequate current public information with respect to our business and financial status. A person who is not deemed to be an affiliate and has not been an affiliate for the most recent three months, and who has held restricted shares for at least two years would be entitled to sell such shares under Rule 144(k) without regard to the various resale limitations of Rule 144.

Under Rule 144, the one-year holding period will commence as of the effective time of the Merger for the stockholders of Uluru who receive shares of our common stock in the Merger. Sales under Rule 144 are also subject to manner of sale provisions and notice requirements and to the availability of current public information about us.

Our Operations After the Merger

Following the Merger, our only business activities will be the business in which Uluru is currently engaged. At the effective time of the Merger and subject to the approval of the Director Appointments, our directors and executive officers will be replaced by the directors and executive officers of Uluru.

We will continue to be a reporting company under the Exchange Act and will continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act. It is anticipated that our common stock will not be listed on any national securities exchange or on the Nasdaq Stock Market, but will continue to be listed on the OTC Bulletin Board, under a new trading symbol. The principal office of Uluru will become our principal office.

Business of Uluru

Business

Following the Merger, we will assume all of the business, assets operations and liabilities of Uluru, a development stage company whose primary business is focused on the development of a portfolio of topical delivery technologies. Uluru’s products include:

•
Aphthasol®, our amlexanox 5% paste, is an FDA approved prescription drug for the treatment of recurrent aphthous ulcers, commonly known as canker sores, in healthy adults. Amlexanox 5% paste was approved by regulatory authorities for sale in the UK. Approval to market was granted in Austria, Germany, Greece, Finland, Ireland, Luxumbourg, The Netherlands, Norway, Portugal and Sweden. We licensed manufacturing rights to ProStrakan, Zambon, Esteve and Mipharm for specific countires in Europe. Contract Pharmaceuticals Ltd. Canada has also been selected as our European supplier of amlexanox 5% paste and this facility has been approved for European supply;

Index to Exhibits

•
OraDisc™ A is an FDA approved prescription drug incorporating the same active ingredient as Aphthasol in an erodible mucoadhesive film for the treatment of recurrent Aphthous ulcers, in healthy individuals greater than 12 years of age. We received regulatory approval from the FDA to manufacture and sell OraDisc™ in September 2004 and are proceeding with our manufacturing end marketing plans for 2006; and

•
Residerm®, a technology used to create Zindaclin, an antibiotic used for the topical treatment of acne. We licensed our patents for worldwide manufacturing and marketing for Zindaclin® and ResiDerm® technology to ProStrakan Ltd. for the period of the patents. We receive a share of the licensing revenues and royalty on the sales of the product. Prostrakan has a contract manufacturer for Zindaclin® which is a European Union approved facility. Zindaclin® was approved in the UK and throughout Europe in most European Union countries including new member states and several non-European markets. Zindaclin® is marketed in UK, France, Germany, Ireland, Belgium, Cyprus, Israel and Korea. Zindaclin® is under review in other markets including Australia, New Zealand, Brazil and others.

In addition, Uluru has licensed Access Pharmaceuticals nanoparticle hydrogel technology for all applications excluding intravenous, subcutaneous and intra muscular uses as a drug delivery device, which include wound management, burn care, dermal fillers, plastic surgery, ocular delivery, and orthopedic applications.

Market Information and Dividends

Uluru’s common stock is not listed or quoted on any exchange or secondary market. It has paid no dividends since inception.

Management’s Discussion and Analysis of Financial Condition

The following discussion, which relates to the Topical Business Component of Access Pharmaceuticals Inc. (the “Topical Business Component”), should be read in conjunction with the Topical Business Component’s consolidated financial statements and related notes included elsewhere in this Information Statement.

The Topical Business Component is a diversified division engaged in the development of novel therapeutics based primarily on the adaptation of existing therapeutic agents using its proprietary drug delivery platforms. The Topical Business Component represents a component of the consolidated operations of Access Pharmaceuticals Inc. and its subsidiary companies, a Delaware Corporation. The Topical Business Component consists of three patented drug delivery technologies from which three products have been approved for marketing in various global markets. In addition, numerous products are under development utilizing the mucoadhesive film and nanoparticle aggregate technologies. The Topical Business Component’s customer base consists of numerous strategic alliances with partners throughout the world to manufacture and market our products. Continuing operation of the Topical Business Component includes a research and development facility in Dallas, Texas, a third party distribution arrangement for the sale of a product in the United States, and a network of strategic partners globally.

Index to Exhibits

Results of Operations

Comparison of Years Ended December 31, 2004 and 2003

Total revenues in 2004 were $586,874 as compared to $1,312,991 in 2003, a decrease of $726,117. This decrease in revenue was principally the result of licensing revenues, which declined from $747,283 in 2003 to $142,143 in 2004 a decrease of $605,140. We recognize licensing revenues over the period of the performance obligation under our licensing agreements. Licensing revenue recognized in both 2004 and 2003 were from several agreements; primarily agreements related to Zindaclin and numerous smaller agreements for the marketing of the Amlexanox products.

Product sales of Aphthasol, the product for the treatment of canker sores, totaled $350,575 in 2004 as compared to product sales of $532,022 in 2003. Sales in 2004 were limited due to a supply interruption of the product. Supplies were manufactured in the third quarter of 2004 and sales recommenced in late September 2004. Sales in 2003 occurred thorough June prior to the supply interruption, which effected the sales for 16 months.

Royalty income for 2004 was $94,156 an increase of $60,470 over the income in 2003 of $33,686. This increase reflects both increased sales in existing markets and the launch of the product in ten additional territories.

Cost of Product Sales declined $37,260 in 2004 to $239,276 as a result of the decline in product sales.

In 2004, total operating expenses declined to $3,443,496 from the 2003 expenses of $3,661,880. This net reduction in operating expenses was due to Research and Development expense, which was reduced from $2,426,101 in 2003 to $1,615,071 in 2004, a decline of $811,030, offset by an increase in general and administrative expense of $581,833, from $1,035,031 in 2003 to $1,616,864 in 2004.

The decrease in total Research and Development expense was due to the following:

•	Lower clinical development costs for OraDisc A of $710,165, due to the completion of a pivotal study during 2003,
•	Lower outside laboratory services supporting the development of OraDisc A totaling $96,395,
•	A $137,303 reduction of labor cost in clinical development due to the completion of the study in 2003, and
•	Reduced consulting expenses of $23,800

These research and development decreases were partially offset by the following research and development increases:

•	Increased development expenses of $87,583 on new OraDisc products, and
•	Contract manufacturing scale-up expenses of $68,210 for the production of Aphthasol

The increase in General and Administration costs were due to the following:

•	Higher patent expenses of $148,138 associated with the international prosecution of our OraDisc patent,
•	Increased legal expense due to litigation ($154,911),
•	Consulting expense increase due to the appointment of a business development consultant and a consultant who conducted an overall business review ($79,638), and
•	Increased accounting fees of $25,414 associated with compliance for Sarbanes-Oxley.

Index to Exhibits

Our Loss from Operations increased by $470,473 from $2,625,425 in 2003 to $3,095,898 in 2004. This change reflects the decline in Gross Profit of $688,857, which is partially offset by a decrease of $218,384 in total operating expenses.

Net Loss of $3,175,327 in 2004 was an increase over the net loss incurred in 2003 of $395,325.

The 2003 net loss was favorably impacted by a $2,280,049 settlement with Block Drug Company, which stemmed from a failure to honor a supply agreement for Aphthasol.

Interest expense in 2004 increased by $115,435 due to the operating losses incurred during the year for which interest expense was provided by allocation, based on applicable financial resources provided by Access Pharmaceuticals, Inc.

Comparison of nine months ended September 30, 2005 compared to nine months ended September 30, 2004.

Total revenues for the nine months ended September 30, 2005 increased $351,922 to $654,279 over revenues for the same period of 2004 of $302,357.

Product sales of Aphthasol, marketed in the United States for the treatment of canker sores, totaled $480,939 in the nine months ended September 30, 2005 an increase of $374,451 over the corresponding nine months period of 2004. This increase reflects the supply interruption in 2004 which was not resolved until September 2004, compared with sales throughout 2005.

Licensing revenue, which is recognized over the period of the performance of the obligations under our licensing agreements, declined $28,085 from $125,749 for the nine month period in 2004 to $97,664 for the first nine months in 2005. The licensing revenues fluctuate on a quarterly basis based on the timing of ResiDerm revenues which are recognized when received as all obligations of the licensing agreements have been performed. The licensing revenue results from numerous agreements related to ResiDerm, Aphthasol and OraDisc projects.

Royalty Income marginally increased by $5,556 from $70,120 in the nine month period in 2004 to $75,676 in the corresponding period in 2005. The royalty increase is due to the launch of Zindaclin in additional territories.

Cost of product sales in the first nine months of 2005 were $206,333 a $109,591 increase over corresponding period in 2004 where the expense was $96,742. This increase is volume related.

In the nine month period ending September 30, 2005, total operating expenses marginally increased $7,404 from $2,516,889 in 2004 to $2,524,293. This decline was the result of a significant reduction in General and Administrative expense which declined $333,269 in 2005, from $1,202,881 in 2004 to $869,612. Offsetting this expense decline was an increase in Research and Development expense of $336,553 from $1,156,075 in 2004 to $1,492,628.

Index to Exhibits

The increase in Research and Development expense in 2005 was due to the following:

•	A decrease in production scale-up expense and process validation for Aphthasol at the new contract manufacturer, $261,454.
•	Lower laboratory supplies of $37,000.
•	Reduced travel and entertainment of $13,744.

These reductions in expenses were offset by the following increases in Research and Development expenses:

•	Increased development and production scale-up expenses associated with the OraDisc range of products, $360,125.
•	Expenses payable to the FDA associated with the approval of OraDisc A, $173,108.
•	Increased salary expenses to support the further development of the nanoparticle aggregate technology and the commercialization of the OraDisc range of products, $114,648.

The decrease in General and Administration costs were due to the following:

•	A reduction in legal expense in 2005 of $115,732 due to the completion of the outstanding litigation with third parties.
•	A reduction in patent expense of $108,796 due to the international prosecution expense of the OraDisc patent being incurred in 2004
•	A decrease in salary costs of $105,052 associated with a reduction in administrative personnel.
•	Reduced outside consulting expenses of $40,060
•	A reduction in public relations expenses due to the elimination of an outside service, $11,500.

These expense decreases were partially offset by the following increase in General and Administrative expenses:

•	Outside accounting fees associated with Sarbanes Oxley compliance, $45,613.

Our loss from operations decreased by $234,927 form $2,311,274 for the first nine months of 2004 to $2,076,347 for the corresponding period in 2005. This change principally reflects the increase in gross profit in 2005 associated with the increased sales volume.

Net loss of $2,096,937 was a decrease of $290,698 over the net loss incurred in the corresponding period of 2004 of $2,387,635. The net loss was favorably impacted by a foreign currency translation gain in 2005 of $91,400 associated with the strengthening of the United States dollar. Partially offsetting this gain was an increase in interest expense of $26,250 associated with the increased loss.

Liquidity and Capital Resources

The Topical Business Component of Access Pharmaceuticals Inc. has operated as an integral part of the overall company. Consequently, all activities of this component have been funded by Access Pharmaceuticals Inc., which has funded its operations primarily through private sale of common stock and convertible notes. Contract research payments, licensing fees, and milestone payments from corporate alliances and mergers have also provided funding for operations. As of December 31, 2004 our working capital was $(322,196), which was an increase of $130,629 when compared to our working capital at December 31, 2003 of $(452,825). The increase in working capital was due mainly to a reduction in receivables due to the receipt of a licensing payment, and a reduction in the deferred charge for FDA fees being amortized over one year, substantially offset by an increase in accounts payable associated with the growth of the Topical Business Component.

Index to Exhibits

As of September 30, 2005 our working capital was $(722,187) which was a decrease of $389,991 compared to our working capital at December 31, 2004 of $(332,196). The decrease in working capital was due principally to a reduction in prepaid expenses and deferred charges.

Critical accounting policies and estimates

The preparation of the Topical Business Component’s financial statements in conformity with accounting principles generally accepted in the United States of America require it to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period. In applying our accounting principles, we must often make individual estimates and assumptions regarding expected outcomes or uncertainties. As you might expect, the actual results of these outcomes are often different than the estimated or assumed amounts. These differences are usually minor and are included in our consolidated financial statements as soon as they are known. The Topical Business Component’s estimates, judgments, and assumptions are continually evaluated based on available information and experience. Because of the use of estimates inherent in the financial reporting process, actual results could differ from those estimates.

Revenue recognition

Revenue associated with up-front license, technology access and research and development funding payments under collaborative agreements is recognized ratably over the performance period of the agreements. Determination of any alteration of the performance period normally indicated by the terms of such agreements involves judgment on management’s part.

Past Contacts, Transactions or Negotiations

In August 2005, contact was initiated between Dan Leonard, our President, and Kerry Gray, the President of Uluru who at the time was negotiating with Access Pharmaceuticals to acquire their topical delivery technologies business component. They had several telephone conversations regarding the possible merger between their two entities. We were intrigued by Uluru’s possible acquisition of the topical business technologies, and Uluru was attracted by our shareholder base, business and finance contacts and status as a publicly traded company. Following due diligence by both companies, we entered into the Merger Agreement with Uluru on October 12, 2005.

Simultaneous with entering into the Merger Agreement and as consideration for entering into the Merger Agreement, we entered into a financing arrangement with Uluru. On October 12, 2005, we entered into a Bridge Loan and Control Share and Pledge Security Agreement with Uluru and Kerry P. Gray. Pursuant to the Bridge Loan Agreement, we loaned Uluru $10,700,000 in exchange for a secured debenture. In addition to granting the Uluru Debenture, Uluru granted a security interest in its assets to Oxford and Mr. Gray pledged Uluru shares representing 54.5% of Uluru's capital stock to Oxford.

To fund the Uluru financing, we entered into a Securities Purchase Agreement on October 12, 2005 to issue secured convertible debentures to Highgate House Funds, Ltd. and Prenox, LLC in an amount of up to $15,000,000 and to issue Highgate and Prenox warrants for up to 5,000,000 shares of the Registrant's common stock for a period of five years with an exercise price of $0.01. Also on October 12, 2005, we issued a $10,000,000 secured convertible debenture to Prenox and a $3,000,000 secured convertible debenture to Highgate as well as the Warrants. In exchange for the purchase of the Debentures, we granted Highgate and Prenox a security interest in all of its assets, including any assets we acquire while the Debentures are outstanding. To entice Highgate and Prenox to enter into the Securities Purchase Agreement, we assigned the Security Interest and the Pledged Shares to Prenox and Highgate pursuant to a Collateral Assignment Agreement entered into between the Registrant, Highgate and Prenox.

Legal Proceedings

Uluru is not involved in any, and is not aware of any pending, litigation or government investigation.

Independent Public Accountants

Uluru retained the independent certified public accounting firm of Braverman International, P.C. to audit the financial statements of the Topical Business Component of Access Pharmaceuticals Inc. (which is a carve-out of the financial aspects of a group of technologies of Access Pharmaceuticals Inc.) for fiscal years 2004 and 2003. Uluru has had no disagreements with its accountants regarding accounting and financial disclosure. There have been no changes in Uluru’s accounting firm since its inception. Representatives of the principal accountants of Uluru are not expected to be present at the special meeting.

Index to Exhibits

SELECTED HISTORICAL FINANCIAL DATA OF OXFORD VENTURES, INC.

The following selected financial data is derived from our financial statements. This information is only a summary and does not provide all of the information contained in such financial statements, including the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are part of our Quarterly Report on Form 10-QSB for the nine months ended September 30, 2005 and Annual Report on Form 10-KSB for the year ended December 31, 2004, which are incorporated herein by reference. The statement of operations data for each of the years in the two-year period ended December 31, 2004 and the balance sheet data at December 31, 2004 are derived from our audited financial statements. The data as of and for the nine months ended September 30, 2005 and 2004 are derived from our unaudited financial statements which include all adjustments, consisting only of normal recurring adjustments and accruals, that we consider necessary for a fair presentation of its financial position and results of operations for these periods. Interim operating results for the nine months ended September 30, 2005 are not necessarily indicative of the results that may be expected for the entire fiscal year ending December 31, 2005 or any future period.

Index to Exhibits

ASSETS
	September 30,	December 31,
	2005	2004
Current Assets-
Cash	$—	$10
Prepaid expenses	11,548	11,548
Total current assets	11,548	11,558
Other Assets
Deposits	10,700	10,700
Total other assets	10,700	10,700
	$22,248	$22,258

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Convertible Debenture	$292,029	$346,563
Accounts payable	83,999	194,105
Accrued liabilities	274,794	117,195
Loan Payable - non related	40,000	—
Shareholder advances	55,376	65,226
Total current liabilities	746,198	723,089

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock, par value $.001, 400,000,000 shares authorized, 155,267,239 issued and outstanding - 2004 340,396,080 issued and outstanding - 2005	340,396	155,267
Paid-in capital	252,531	198,032
Contributed capital	70,947	70,947
(Deficit) accumulated during the development stage	(1,387,824)	(1,125,077)
Total Stockholders' Equity (Deficit)	(723,950)	(700,831)
	$22,248	$22,258

Index to Exhibits

					CUMULATIVE
					FROM
					SEPTEMBER 17,
					1987
	FOR THE YEARS ENDED		NINE MONTHS ENDED		(INCEPTION) TO
	DECEMBER 31,		SEPTEMBER 30,		SEPTEMBER 30,
	2004	2003	2005	2004	2005
				(restated)
REVENUE-interest	$6,202	$—	$—	$6,202	$6,202

EXPENSES:
General and administrative	360,142	31,576	204,631	259,687	692,317
Bad debts (including $262,002 to a related party	281,002		—	—	281,002
Beneficial conversion feature			45,115		45,115
Loss on abandonment of assets	2,307		—		2,307
Loss on value of equipment held for sale	9,684		—		9,684
Equity in (loss) of unconsolidated Subsidiary					34,301
Depreciation	2,090		—	1,374	2,090
Research and development	209,505	70,982	—	218,782	280,487
Amortization of financing costs	14,063		19,978	3,125	34,041
Interest	19,655	—	18,714	19,233	38,374
Gain on settlement of debt			(25,692)
Total Expenses	898,447	102,558	262,746	502,200	1,394,026

NET (LOSS)	(892,245)	(102,558)	(262,746)	(495,998)	(1,387,824)

Basic and diluted net (loss)
Per common share	$(0.01)	*	*	*
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	151,559,108	34,357,193	340,396,080	146,378,958

*	less than $(.01) per share

Index to Exhibits

SELECTED HISTORICAL FINANCIAL DATA OF TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC. AND SUBSIDIARIES

The selected financial data set forth below should be read together with the financial statements of the Topical Business Component included with this Information Statement. The statement of operations data are derived from the Topical Business Component’s audited financial statements. The statement of operations data for the nine months ended September 30, 2005, and the balance sheet data as of September 30, 2005 are derived from unaudited financial statements of the Topical Business Component which include all adjustments, consisting only of normal recurring adjustments and accruals, that we consider necessary for a fair presentation of our financial position and results of operations for these periods. As Uluru commenced business operations in October of 2005 by acquiring the topical component of Access Pharmaceuticals Inc. and its subsidiaries, the following data includes historical financial data for that business component. Interim operating results for the nine months ended September 30, 2005 are not necessarily indicative of the results that may be expected for the entire fiscal year ended December 31, 2005 or any future period. The following selected financial data of the Topical Business Component should be read in conjunction with its financial statements and the notes thereto included herewith as Exhibit 5.

Consolidated Statement of Operations and Comprehensive Loss Data:

	For the Year ended		For the Nine Months ended
	December 31,		September 30,
	2004	2003	2005	2004

Total Revenues	$586,874	$1,312,991	$654,279	$302,357
Operating Income/(Loss)	(3,095,898)	(2,625,425)	(2,076,347)	(2,311,274)
Miscellaneous Income	97,233	2,280,049	91,400	9,379
Interest and Other Expense	(176,662)	(49,949)	(111,990)	(85,740)
Net Income/(Loss)	(3,175,327)	(395,325)	(2,096,937)	(2,387,635)

Consolidated Balance Sheet Data:

	December 31,		September 30,
	2004	2003	2005	2004

Restricted Cash	$839,356	$342,068	$0	$769,854
Total Assets	2,940,063	2,603,088	1,507,980	2,667,066
Deferred Revenues	1,431,065	1,396,317	2,022,481	1,431,259
Total Liabilities	2,303,019	2,132,116	2,830,245	2,095,680
Net Assets	637,044	470,972	(1,322,265)	571,386

Index to Exhibits

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information of Oxford Ventures, Inc. for the nine months ended September 30, 2005 and the year ended December 31, 2004, has been prepared to assist stockholders in their analyses of the financial effects of the Merger. This information is based on our historical financial statements and should also be read in conjunction with the historical financial statements and related notes of the Topical Business Component, which are included in Exhibit 5 hereto. The pro forma statements of operation have been prepared to give effect to the Merger as if the Merger had occurred on January 1, 2004. The unaudited pro forma balance sheet information as of September 30, 2005 has been prepared to give effect to the Merger as if the Merger had occurred on September 30, 2005.

The values used in the preparation of the pro forma financial statements were determined based on negotiations between the companies and comparable values for companies at Uluru’s stage of development.

As described elsewhere herein, the Merger is expected to be accounted for as a reverse acquisition in which, for accounting purposes, Uluru is being treated as the acquirer. These unaudited pro forma financial statements have been prepared assuming that 11,000,000 shares of our common stock will be issued to Uluru stockholders in the Merger.

The unaudited pro forma financial information is not necessarily indicative of the results that might have occurred had the transactions taken place on January 1, 2004 or September 30, 2005 and are not intended to be a projection of future results. Future results may vary significantly from the results reflected in the following unaudited pro forma financial information because of normal operations, future acquisitions, future development activities, and other factors. The notes to these pro forma financial statements should be read in conjunction with the statements themselves.

Index to Exhibits

PRO FORMA COMBINED CONDENSED BALANCE SHEET
AS AT SEPTEMBER 30, 2005
(UNAUDITED)

		Topical Business
	Oxford	Component of	Proforma
	Ventures, Inc.	Access Pharma	Adjustments		PROFORMA
ASSETS	2005	2005	Note 1		COMBINED

CURRENT ASSETS
Cash	0	0	0		0
Accounts Receivable & Other Receivables	0	106,465	0		106,465
Inventory	0	44,029	0		44,029
Prepaid Expenses & Other Assets	11,548	10,543	0		22,091
TOTAL CURRENT ASSETS	11,548	161,037	0		172,585

Property and Equipment, net of depreciation	0	201,894	0		201,894
Deferred Charge	0	144,109	0		144,109
Restricted Cash	0	0	0		0
Deposit	10,700	27,200	0		37,900
Patents & Goodwill, net of amortization	0	973,740	16,500,000	b	17,473,740
Total Assets	22,248	1,507,980	16,500,000		18,030,228

LIABILITIES

CURRENT LIABILITIES
Accounts Payable	83,999	588,527	0		672,526
Accrued Expenses	274,794	153,229	300,000	c	728,023
Convertible Debenture	292,029	0	0		292,029
Loan Payable - non related	40,000	0	0		40,000
Loan Payable - shareholder	55,376	0	0		55,376
Current Portion of Capital Lease	0	54,293	0		54,293
Current Portion of Deferred Revenue	0	87,175	0		87,175
TOTAL CURRENT LIABILITIES	746,198	883,224	300,000		1,929,422

Deferred Revenue	0	1,935,306	0		1,935,306
Capital Lease Obligation	0	11,715	0		11,715
Total Liabilities	746,198	2,830,245	300,000		3,876,443

STOCKHOLDERS EQUITY/<DEFICIT>
Preferred Stock	0	0	0		0
Common Stock	340,396	0	(340,396)	a	118,150
			118,150	b
Additional Paid-in Capital	252,531	0	(252,531)	a	16,381,850
			16,381,850	b
Treasury Stock	70,947	0	(70,947)	a	0
Deficit	(1,387,824)	(1,322,265)	1,387,824	a	(2,346,215)
			(300,000)	c
			(723,950)	a
Total Stockholders Equity	(723,950)	(1,322,265)	16,200,000		14,153,785
Total Liabilities & Stockholders Equity	22,248	1,507,980	16,500,000		18,030,228

SEE ACCOMPANYING NOTES TO THE PRO FORMA COMBINED CONDENSED BALANCE SHEET

Index to Exhibits

Notes to Pro Forma Condensed Balance Sheet

Note 1:
The above statement gives effect to the following pro forma adjustments necessary to reflect the merger of Oxford Ventures, Inc. and the Topical Business Component of Access Pharmaceuticals, Inc. (“ULURU”) with ULURU being the acquirer for accounting purposes, as if the transaction had occurred September 30, 2005.

a)	To eliminate the shareholders equity section of Oxford Ventures, Inc. in connection with the merger and credit the net deficit to combined equity.

b)
To record the issuance for accounting purposes of shares of Oxford Ventures, Inc. to purchase the ULURU assets (valued at $16,500,000) of 11,000,000 shares of Oxford Ventures Inc. (adjusted to reflect a 400 for 1 reverse stock split). The value placed on the shares was determined based on negotiations between the companies and comparable values for companies at ULURU’s stage of development. The valuation of the acquisition used in the accompanying pro forma balance sheet is equivalent to approximately $1.50 per share of Oxford Ventures, Inc. common stock post reverse split (0.00375 cents prior to the reverse split), before expenses of the merger.

c)	Accrual of $300,000 of estimated legal, accounting and other professional fees relating to the merger.

After the consummation of the transaction described herein, Oxford Ventures, Inc. will have 200,000,000 common shares authorized, approximately 11,815,000 common shares issued and outstanding, 20,000 preferred shares authorized and no preferred shares issued.

Index to Exhibits

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	OXFORD VENTURES, Inc.		ULURU Inc. (Topical Component of Access Pharmaceuticals)		PROFORMA COMBINED
	December 31,	September 30,	December 31,	September 30,	December 31,	September 30,
	2004	2005	2004	2005	2004	2005

REVENUES
Net Sales	6,202	0	350,575	480,939	356,777	480,939
Licensing Revenues	0	0	142,143	97,664	142,143	97,664
Royalties	0	0	94,156	75,676	94,156	75,676
TOTAL REVENUES	6,202	0	586,874	654,279	593,076	654,279

COST OF GOODS SOLD	0	0	239,276	206,333	239,276	206,333
GROSS PROFIT	6,202	0	347,598	447,946	353,800	447,946

OPERATING EXPENSES
General & Administration	360,142	204,631	1,616,864	869,612	1,977,006	1,074,243
Research & Development	209,505	0	1,615,071	1,492,628	1,824,576	1,492,628
Depreciation & Amortization	16,153	19,978	211,561	162,053	227,714	182,031
TOTAL OPERATING EXPENSES	585,800	224,609	3,443,496	2,524,293	4,029,296	2,748,902
OPERATING INCOME / (LOSS)	(579,598)	(224,609)	(3,095,898)	(2,076,347)	(3,675,496)	(2,300,956)

OTHER INCOME / (EXPENSE)
Interest	(19,655)	(18,714)	(118,320)	(111,990)	(137,975)	(130,704)
Miscellaneous	(292,993)	(19,423)	38,891	91,400	(254,102)	71,977
TOTAL OTHER INCOME / (EXPENSE)	(312,648)	(38,137)	(79,429)	(20,590)	(392,077)	(58,727)
INCOME / (LOSS) FROM OPERATIONS	(892,246)	(262,746)	(3,175,327)	(2,096,937)	(4,067,573)	(2,359,683)

INCOME TAX EXPENSE	0	0	0	0	0	0
NET INCOME / (LOSS)	(892,246)	(262,746)	(3,175,327)	(2,096,937)	(4,067,573)	(2,359,683)
NET LOSS PER COMMON SHARE	2.35	0.31	0.29	0.19	0.36	0.20

* AVERAGE NUMBER OF COMMON AND EQUIVALENT SHARES OUTSTANDING (NOTE 2, 3)	378,898	850,990	11,000,000	11,000,000	11,378,898	11,850,990

*	REFLECTS THE 400 FOR 1 REVERSE STOCK SPLIT

Notes to Pro Forma Combined Condensed Statement of Operations

Note 1:	The above statement gives effect to the merger of Oxford Ventures, Inc. and ULURU with ULURU being the acquirer for accounting purposes, as if the merger had occurred on January 1, 2004.

Note 2:
The average number of outstanding shares of ULURU gives retroactive effect to the proposed issuance of 11,000,000 (post a 400 for 1 reverse stock split) shares of Oxford Ventures, Inc. for the purchase of the ULURU assets.

Note 3:
The pro forma combined-weighted average number of common shares outstanding is based on the weighed average number of shares of common stock of Oxford Ventures, Inc. outstanding during the period plus those shares to be issued in conjunction with the acquisition. Reconciliation between the Oxford Ventures, Inc. historical weighted average shares outstanding and pro forma weighted average shares outstanding is as follows:

	December 31,	September 30,
	2004	2005

Oxford Ventures, Inc.	378,898	850,990
ULURU	11,000,000	11,000,000
	11,378,898	11,850,990

Index to Exhibits

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning ownership of the Company’s common stock, on a post Stock-Split basis, as of January 20, 2006, by (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of our common stock on a post Stock-Split basis, (ii) each director, and (iii) all of our directors and executive officers as a group.

Name and Address	Amount and Nature of	Percent of
of Beneficial Owner	Beneficial Ownership (1)	Class

Daniel K. Leonard President, CEO	53,000 (2)	5.3%
CFO and principal accounting officer
21724 East Stanford Circle
Elkhorn, NE 68022
Albert B. Plant	65,000	6.5%
8436 East Navarro Circle
Mesa, AZ 85208
Erin C. Hicks	78,077 (3)	7.8%
11754 E. Virginia Dr.
Aurora, CO 80012
Rosemarie Leonard	65,173	6.5%
8255 West Portobello Ave.
Mesa, AZ 85212
All directors and officers as a group	53,000	5.3%

(1)
Applicable percentage ownership is based on 399,999,704 shares of common stock outstanding as of January 19, 2005, together with securities exercisable or convertible into shares of common stock within 60 days of January 19, 2005 for each stockholder. The numbers provided in the table assume that the Stock Split has occurred so that for each four hundred outstanding shares, stockholders will receive one share and so that the number of outstanding shares is reduced from 399,999,704 shares to approximately 1,000,000 shares of common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of January 19, 2005 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Represents 20,405,004 shares held by Daniel K. Leonard as Trustee for the benefit of his family and 794,996 shares owned by Mr. Leonard's two daughters, or on a post Stock Split basis 51,102 shares and 1,988 shares, respectively.

(3)
Represents 26,230,768 shares held by Erin C. Hicks as Trustee for the benefit of her nieces and nephews and 5,000,000 shares owned by Ms. Hicks individually, or on a post Stock Split basis 65,577 shares and 12,500 shares, respectively.

Index to Exhibits

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows compensation earned during the fiscal years ended December 31, 2004 and 2003 by our executive officers.

Summary Compensation Table

					Long Term Compensation
		Annual Compensation			Awards		Payouts
Name & Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

Daniel Leonard, CEO,	2004	$25,000	-0-	-0-	-0-	-0-	-0-	-0-
Chairman and President	2003	$25,000	-0-	-0-	-0-	-0-	-0-	-0-
Roy Breeling, Former Chairman	2004	$15,000	-0-	$1,000	-0-	-0-	-0-	-0-
	2003	$10,000	-0-	-0-	-0-	-0-	-0-	-0-
Dennis Blackman,	2004	-0-	-0-	$1,000	-0-	-0-	-0-	-0-
Former Dirrector	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Albert B. Plant,	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Former Secretary, Director	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Victor Schaefer,	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Former Director	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
John Paul Pleskovitch,	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Former Director	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Eric Hutton,	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Former Director	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Dan Leonard has a strong background in business management, practical applications of technology, marketing and sales. Most recently, from January to November 2003, he served as president and co-founder of e-Information Systems, LLC, of Elkhorn, Neb. - a data consolidation company. Leonard also has served as director of business development for Data Delivery Services, of Conroe, Tex from January 2002-03; as a vice president in charge of sales and marketing for Vital Processing Services, of Tempe, Arizona from September 1998 to January 2002, and assistant vice president of national sales for First National Bank, of Omaha, Neb. He also created and managed the bank card operations division for MCI Telecommunications, in Denver, CO., where he handled hiring, and budgeting, billing, auditing and contract execution for a $750 million portfolio. He studied at University of Nebraska, in Omaha from 1980-1983. As Dan Leonard was our sole director in 2005, the board of directors took all action by written consent and there were no board meetings in that year.

Index to Exhibits

CHANGE IN CONTROL

Pursuant to the Merger Agreement, the Company will acquire all the outstanding capital stock of Uluru. The Company will issue 11,000,000 shares, on a post-stock split basis, of its Common Stock to the holders of Uluru’s stock holders as consideration and in exchange for all of Uluru’s outstanding capital stock, as a result of which the Company will wholly own Uluru.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Information Statement contain certain “forward-looking” statements of management of the Company. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as “may,” “shall,” “could,” “expect,” “estimate,” “anticipate,” “predict,” “probable,” “possible,” “should,” “continue,” or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict, and no representation, guaranty or warranty is to be inferred from those forward-looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this Act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549. Our SEC filings are also available to the public from the SEC’s website at http://www.sec.gov.

INCORPORATION BY REFERENCE

The Securities and Exchange Commission allows us to incorporate by reference information into this Information Statement, which means that we can disclose important information by referring you to another document filed separately by us with the SEC. The following documents previously filed by us with the SEC are incorporated by reference in this Information Statement and are deemed to be a part of this Information Statement:

•    Our Annual Report on Forms 10-KSB for the fiscal year ended December 31, 2004;
•    Our Quarterly Report on Form 10-QSB for the periods ended March 31, 2004 and June 30, 2005
•    Our Current Reports on Form 8-K dated September 13, 2005 and October 18, 2005.

Any statement contained in a document incorporated by reference in this Information Statement shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this Information Statement modifies or replaces the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Information Statement.

We undertake to send by first class mail, without charge and within one business day after receipt of any written or oral request, to any person to whom a copy of this Information Statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this Information Statement, other than exhibits to the documents unless the exhibits are specifically incorporated by reference herein. Requests for copies should be directed to our Chief Financial Officer at Oxford Ventures, Inc., 4538 South 140th Street, Omaha, Nebraska 68137.

We file annual, quarterly and current reports and other information with the SEC under the Securities Exchange Act of 1934, as amended. You may read and copy any reports and other information that we file at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, and you may also obtain copies of those documents from the SEC upon payment of the prescribed fee. Information about the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The reports and other information that we file with the SEC are also available through the SEC’s web site at http://www.sec.gov.

Index to Exhibits

By the Order of the Board of Directors

Daniel Leonard
Chief Executive Officer

February 27, 2006

Index to Exhibits

INDEX OF EXHIBITS

Index to Exhibits

EXHIBIT 1

Form of
Certificate of Amendment of Articles of Incorporation

[SEAL]	DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation:

Oxford Ventures, Inc.

2.	The articles have been amended as follows (provide article numbers, if available):

Article IV has been amended by amending and restating in full Article IV of the Articles of Incorporation as follows:

ARTICLE IV

All issued and outstanding shares of Common Stock, par value $.001 per share ("Old Common Stock"), outstanding as of the close of business on January [ ], 2005 (the "Effective Date") shall automatically and without any action on the part of the holder of the Old Common Stock be converted into 0.0025 times the number of shares of Old Common Stock, par value $.001 per share ("New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Effective Date, be entitled to receive a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates are converted under the terms hereof. Prior to the Effective Date, there are 399,999,704 shares of issued and outstanding shares of Old Common Stock. On the Effective Date, there will be approximately 1,000,000 issued and outstanding shares of New Common Stock.

The total number of shares of stock which the corporation shall have authority to issue is Two-Hundred Million and Twenty Thousand (200,020,000) shares, of which Two-Hundred Million (200,000,000) shares shall be Common Stock, $0.001 par value per share, and Twenty-Thousand (20,000) shares shall be Preferred Stock, $0.001 par value per share (the "Preferred").

Index to Exhibits

The Preferred may be issued from time to time in one or more series. The Board of Directors of the corporation is authorized from time to time to designate by resolution, one or more series of preferred stock, and the powers, preferences and rights, and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall be permitted by Nevada law, and to fix or alter the number of shares comprising any such series and the designation thereof.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: [insert] shares in favor, or [insert]% of the voting power

4.	Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5.	Officer Signature (required): /s/ [insert]

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM 78,385 Amend 2003
Revised on: 9/29/05t

Index to Exhibits

EXHIBIT 2

ULURU INC.
2006 Equity Incentive Plan

ARTICLE I
GENERAL

1.1    Purpose. The purpose of the Plan is to provide additional incentive to employees, officers and directors of Uluru Inc. ("Corporation"). It is intended that Awards granted under the Plan strengthen the desire of such persons to remain in the employ or act as directors of the Corporation and stimulate their efforts on behalf of the Corporation.

1.2    Effective Date; Term. The Plan is effective as of the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

1.3    Shares Subject to the Plan. Subject to adjustments as provided in Article IX, the number of shares of Stock that may be delivered, purchased or used for reference purposes (with respect to SARs or Stock Units) with respect to Awards granted under the Plan shall be 2,000,000 shares. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

ARTICLE II
DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below.

2.1    Administrator means the Compensation Committee or any other committee which is designated by the Board as the "Administrator."

2.2    Award means any Stock Options (including ISOs and NSOs), SARs (including free-standing and tandem SARs), Restricted Stock Awards, Stock Units, or any combination of the foregoing granted pursuant to the Plan, except, however, when the term is being used under the Plan with respect to a particular category of grant in which case it shall only refer to that particular category of grant.

2.3    Board means the Board of Directors of the Corporation.

2.4    Code means the Internal Revenue Code of 1986, as amended.

2.5    Fair Market Value of the Stock on any given date means the average of the high and low price of a share of Stock, as traded on a national securities exchange.

Index to Exhibits

2.6    Grant Agreement means the agreement between the Corporation and the Participant pursuant to which the Corporation authorizes an Award hereunder. Each Grant Agreement entered into between the Corporation and a Participant with respect to an Award granted under the Plan shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Administrator.

2.7    Grant Date means the date on which the Administrator formally acts to grant an Award to a Participant or such other date as the Administrator shall so designate at the time of taking such formal action.

2.8    ISO means any Stock Option designated and qualified as an "incentive stock option" as defined in Code section 422.

2.9    NSO means any Option that is not an ISO.

2.10    Option means any option to purchase shares of Stock granted under Article V.

2.10    Parent means a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Code section 424(e), or any successor to such definition.

2.11    Participant means any person to whom any Award is granted pursuant to the Plan.

2.12    Restricted Stock Award means any Award of shares of restricted Stock granted pursuant to Article VII of the Plan.

2.13    SAR means a stock appreciation right, as awarded under Article VI.

2.14    Stock means the voting common stock of the Corporation, subject to adjustments pursuant to the Plan.

2.15    Stock Unit means credits to a bookkeeping reserve account solely for accounting purposes, where the amount of the credit shall equal the Fair Market Value of a share of Stock on the date of grant (unless the Administrator provides otherwise in the Grant Agreement) and which shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Stock. Stock Units do not require segregation of any of the Corporation's assets. Stock Units are awarded under Article VII.

2.16    Subsidiary means any corporation or other entity (other than the Corporation) in any unbroken chain of corporations or other entities, beginning with the Corporation, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

ARTICLE III
ADMINISTRATION

3.1    General. The Plan shall be administered by the Administrator. The Administrator's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

Index to Exhibits

3.2    Duties. The Administrator shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, all within the Administrator's sole and absolute discretion. The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

(a)    construe the Plan and any Award under the Plan;

(b)    select the officers and directors to whom Awards may be granted and the time or times at which Awards shall be granted;

(c)    determine the number of shares of Stock to be covered by or used for reference purposes for any Award;

(d)    determine and modify from time to time the terms and conditions, including restrictions, of any Award (including provisions that would allow for cashless exercise of Awards and/or reduction in the exercise price of outstanding Awards) and to approve the form of written instrument evidencing Awards;

(e)    accelerate or otherwise change the time or times at which an Award becomes vested or when an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following a Participant's termination of employment or death;

(f)    impose limitations on Awards, including limitations on transfer and repurchase provisions; and

(g)    modify, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards.

ARTICLE IV
ELIGIBILITY AND PARTICIPATION

4.1    Eligibility. Officers, directors, employees and non-employee service providers of the Corporation shall be eligible to participate in the Plan.

ARTICLE V
STOCK OPTIONS

5.1    General. Subject to the other applicable provisions of the Plan, the Administrator may from time to time grant to eligible Participants Awards of ISOs or NSOs. The ISO or NSO Awards granted shall be subject to the following terms and conditions.

5.2    Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the Participant, describing the number of shares of Stock subject to the Option, whether the Option is an ISO or NSO, the Exercise Price of the Option, the vesting period for the Option and such other terms and conditions that the Administrator deems, in it sole discretion, to be appropriate, provided that such terms and conditions are not inconsistent with the Plan.

Index to Exhibits

5.3    Price. The price per share payable upon the exercise of each Option (the "Exercise Price") shall be determined by the Administrator and set forth in the Grant Agreement; provided, however, that in the case of ISOs, the Exercise Price shall not be less than 100% of the Fair Market Value of the shares on the Grant Date.

5.4    Payment. Options may be exercised in whole or in part by payment of the Exercise Price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Administrator may prescribe, and/or such determinations, orders, or decisions as the Administrator may make.

5.5    Terms of Options. The term during which each Option may be exercised shall be determined by the Administrator; provided, however, that in no event shall an ISO be exercisable more than ten years from the date it is granted.

5.6    Reload Options. The terms of an Option may provide for the automatic grant of a new Option Award when the Exercise Price of the Option and/or any related tax withholding obligation is paid by tendering shares of Stock.

5.7    Restrictions on ISOs. ISO Awards granted under the Plan shall comply in all respects with Code section 422 and, as such, shall meet the following additional requirements:

(a)    Grant Date. An ISO must be granted within ten (10) years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

(b)    Exercise Price and Term. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted and the term of the Option shall not exceed ten (10) years. Notwithstanding the immediately preceding sentence, the Exercise Price of any ISO granted to a Participant who owns, within the meaning of Code section 422(b)(6), after application of the attribution rules in Code section 424(d), more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation, or its Parent or Subsidiary corporations, shall be not less than 110% of the Fair Market Value of the Stock on the Grant Date and the term of such ISO shall not exceed five (5) years.

(c)    Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Stock with respect to which all ISOs first become exercisable by any Participant in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options shall be treated as NSOs. In such case, the Corporation may designate the shares of Stock that are to be treated as stock acquired pursuant to the exercise of an ISO by issuing a separate certificate for such shares and identifying the certificate as ISO shares in the stock transfer records of the Corporation.

(d)    Participant. ISOs shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

(e)    Tandem Options Prohibited. An ISO may not be granted in tandem with a NSO in such a manner that the exercise of one affects a Participant's right to exercise the other.

(f)    Designation. No option shall be an ISO unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such Option.

Index to Exhibits

5.8    Exercisability. Options shall be exercisable as provided in the Grant Agreement.

5.9    Transferability. ISOs shall be non-transferable. Except as provided in the Grant Agreement, NSOs shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.

ARTICLE VI
STOCK APPRECIATION RIGHTS

6.1    Award of SARs. Subject to the other applicable provisions of the Plan, the Administrator may at any time and from time to time grant SARs to eligible Participants, either on a free-standing basis (without regard to or in addition to the grant of an Option) or on a tandem basis (related to the grant of an underlying Option).

6.2    Restrictions on Tandem SARs. ISOs may not be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the ISO is greater than the Exercise Price for such ISO. SARs granted in tandem with Options shall be exercisable only to the same extent and subject to the same conditions as the related Options are exercisable. The Administrator may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

6.3    Amount of Payment Upon Exercise of SARs. A SAR shall entitle the Participant to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related Option (or any portions thereof which the Participant from time to time determines to surrender for this purpose).

6.4    Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Stock or cash, or any combination of Stock and cash, as determined in the sole discretion of the Administrator.

6.5    Transferability. SARs shall be transferable only as provided in the Grant Agreement.

ARTICLE VII
RESTRICTED STOCK AND STOCK UNITS

7.1    Grants. Subject to the other applicable provisions of the Plan, the Administrator may grant Restricted Stock or Stock Units to Participants in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. Such Awards shall be made pursuant to a Grant Agreement.

7.2    Terms and Conditions. A Restricted Stock Award entitles the recipient to acquire shares of Stock and a Stock Unit Award entitles the recipient to be paid the Fair Market Value of the Stock on the exercise date. Stock Units may be settled in Stock, cash or a combination thereof, as determined by the Administrator. Restricted Stock Awards and Stock Unit Awards are subject to vesting periods and other restrictions and conditions as the Administrator may include in the Grant Agreement.

Index to Exhibits

7.3    Restricted Stock.

(a)    The Grant Agreement for each Restricted Stock Award shall specify the applicable restrictions on such shares of Stock, the duration of such restrictions, and the times at which such restrictions shall lapse with respect to all or a specified number of shares of Stock that are part of the Award. Notwithstanding the foregoing, the Administrator may reduce or shorten the duration of any restriction applicable to any shares of Stock awarded to any Participant under the Plan.

(b)    Share certificates with respect to restricted shares of Stock may be issued at the time of grant of the Restricted Stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the Restricted Stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award (as described in Section 11.1) or, alternatively, the Participant may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer.

(c)    The extent of the Participant's rights as a shareholder with respect to the Restricted Stock shall be specified in the Grant Agreement.

7.4    Stock Units.

(a)    The grant of Stock Units shall be evidenced by a Grant Agreement that states the number of Stock Units evidenced thereby and the terms and conditions of such Stock Units.

(b)    Stock Units may be exercised in the manner described in the Grant Agreement.

(c)    The extent of the Participant's rights as a shareholder with respect to the Stock Units shall be specified in the Grant Agreement.

7.5    Transferability. Unvested Restricted Stock Awards or Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Grant Agreement.

ARTICLE VIII
TAX WITHHOLDING

8.1    Corporation's Right to Demand Payment for Withholding.

(a)    Subject to subparagraph (b), as a condition to taking any action otherwise required under the Plan or any Grant Agreement, the Corporation shall have the right to require assurance that the Participant will remit to the Corporation when required an amount sufficient to satisfy federal, state and local tax withholding requirements. The Administrator may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan or through any other method determined by the Administrator.

(b)    If a Participant makes a disposition of shares of Stock acquired upon the exercise of an ISO within either two (2) years after the Option was granted or one (1) year after its exercise by the Participant, the Participant shall promptly notify the Corporation and the Corporation shall have the right to require the Participant to pay to the Corporation an amount sufficient to satisfy federal, state and local tax withholding requirements.

Index to Exhibits

ARTICLE IX
CORPORATE TRANSACTIONS

9.1    Adjustments Due to Special Circumstances.

(a)    In the event of any change in the capital structure or business of the Corporation by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distributions with respect to its outstanding Stock, reclassification of the Corporation's capital stock, any sale or transfer of all or part of the Corporation's assets or business, or any similar change affecting the Corporation's capital structure or business or the capital structure of any business of any Subsidiary, as determined by the Administrator, if the Administrator determines that an adjustment is equitable, then the Administrator may make such adjustments as it deems equitable with respect to the Plan and Awards, including, without limitation, in: (i) the number of shares of Stock that can be granted or used for reference purposes pursuant to the Plan; (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan; and (iii) the exercise price, base price, or purchase price applicable to outstanding Awards under the Plan. The adjustment by the Administrator shall be final, binding and conclusive.

(b)    The Administrator may cancel outstanding Awards, but not outstanding Stock or Restricted Stock Awards, in connection with any merger, consolidation of the Corporation, or any sale or transfer of all or part of the Corporation's assets or business, or any similar event. The Administrator may determine to make no compensation whatsoever for any canceled Awards that are not in-the-money (as hereinafter defined) or for any canceled Awards to the extent not vested. The Corporation shall provide payment in cash or other property for the in-the-money value of the vested portion of Awards that are in-the-money and that are canceled as aforesaid. Awards are "in-the-money" only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the Award (whether under Black-Scholes-type formulas or otherwise). The opinion by the Administrator of the in-the-money value of any Award shall be final, binding and conclusive.

9.2    Substitution of Options. In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Code section 424(a) applies, then, notwithstanding any other provision of the Plan, the Administrator may grant options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of Code section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

ARTICLE X
AMENDMENT AND TERMINATION

10.1    Amendment. The Board may amend the Plan at any time and from time to time, provided that (i) no amendment shall deprive any person of any rights granted under the Plan before the effective date of such amendment, without such person's consent; and (ii) amendments may be subject to shareholder approval to the extent needed to comply with applicable law and stock exchange requirements.

10.2    Termination. The Board reserves the right to terminate the Plan in whole or in part at any time, without the consent of any person granted any rights under the Plan.

Index to Exhibits

ARTICLE XI
MISCELLANEOUS

11.1    Restrictive Legends. The Corporation may at any time place legends referencing any restrictions described in the Grant Agreement and any applicable federal or state securities law restrictions on all certificates representing shares of Stock underlying an Award.

11.2    Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any Grant Agreement entered into pursuant to the Plan, the Corporation shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, if such registration shall be necessary, or before compliance by the Corporation or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules any applicable securities exchange or quotation system.

11.3    No Guarantee of Employment. Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Corporation or give any person any right to any payment whatsoever, except to the extent of the benefits provided for hereunder.

11.4    Governing Law. The provisions of this Plan shall be governed by, construed and administered in accordance with applicable federal law; provided, however, that to the extent not in conflict with federal law, this Plan shall be governed by, construed and administered under the laws of Nevada, other than its laws respecting choice of law.

11.5    Severability. If any provision of the Plan shall be held invalid, the remainder of this Plan shall not be affected thereby and the remainder of the Plan shall continue in force.

Index to Exhibits

EXHIBIT 3

Form of
Certificate of Amendment of Articles of Incorporation

[SEAL]	DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684-5708 Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation:

Oxford Ventures, Inc.

2.	The articles have been amended as follows (provide article numbers, if available):

Article I has been further amended to change the name of the Corporation to Uluru Inc. by amending and restating in full Article One of the Articles of Incorporation as follows:

ARTICLE I
The name of this corporation is Uluru Inc.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: [insert] shares in favor, or [insert]% of the voting power

4.	Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5.	Officer Signature (required): /s/ [insert]

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM 78,385 Amend 2003
Revised on: 9/29/05t

Index to Exhibits

EXHIBIT 4

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

AMONG

OXFORD VENTURES, INC.,

ULURU ACQUISITION CORP.

AND

ULURU, INC.

October 12, 2005

Index to Exhibits

TABLE OF CONTENTS

ARTICLE I THE MERGER		1
1.1	The Merger	1
1.2	The Closing	1
1.3	Actions at the Closing	2
1.4	Additional Actions	2
1.5	Conversion of Shares	3
1.6	Dissenting Shares	3
1.7	Fractional Shares	4
1.8	Options and Warrants	4
1.9	Escrow	4
1.10	Articles of Incorporation and ByLaws	5
1.11	No Further Rights	5
1.12	Closing of Transfer Books	5
1.13	Post-Closing Adjustment	5
1.14	Exemption From Registration	6
ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY		6
2.1	Organization, Qualification and Corporate Power	7
2.2	Capitalization	7
2.3	Authorization of Transaction	8
2.4	Noncontravention	8
2.5	Subsidiaries	9
2.6	Financial Statements	9
2.7	Absence of Certain Changes	9
2.8	Undisclosed Liabilities	9
2.9	Tax Matters	9
2.10	Assets	10
2.11	Owned Real Property	10
2.12	Real Property Leases	10
2.13	Intellectual Property	11
2.14	Contracts	11
2.15	Accounts Receivable	12
2.16	Powers of Attorney	12
2.17	Insurance	12
2.18	Litigation	13
2.19	Warranties	13
2.20	Employees	13
2.21	Employee Benefits	13
2.22	Environmental Matters	16
2.23	Legal Compliance	16
2.24	Customers and Suppliers	16
2.25	Permits	17
2.26	Certain Business Relationships With Affiliates	17
2.27	Compliance with Laws	17
2.28	Brokers’ Fees	18
2.29	Books and Records	18
2.30	Disclosure	18
2.31	Duty to Make Inquiry	18
2.32	Board Actions	18

-i-

Index to Exhibits

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE ACQUISITION SUBSIDIARY		18
3.1	Organization, Qualification and Corporate Power	19
3.2	Capitalization	19
3.3	Authorization of Transaction	19
3.4	Noncontravention	19
3.5	Subsidiaires	20
3.6	Exchange Act Reports	20
3.7	Compliance with Laws	20
3.8	Financial Statements	21
3.9	Absence of Certain Changes	21
3.10	Litigation	21
3.11	Undisclosed Liabilities	22
3.12	Tax Matters	22
3.13	Assets	22
3.14	Owned Real Property	23
3.15	Real Property Leases	23
3.16	Contracts	23
3.17	Accounts Receivable	24
3.18	Powers of Attorney	25
3.19	Insurance	25
3.20	Warranties	25
3.21	Employees	25
3.22	Employee Benefits	25
3.23	Environmental Matters	28
3.24	Permits	28
3.25	Certain Business Relationships With Affiliates	29
3.26	Tax-Free Reorganization	29
3.27	Brokers’ Fees	30
3.28	Disclosure	30
3.29	Interested Party Transactions	30
3.30	Duty to Make Inquiry	30
3.31	Accountants	30
3.32	Minute Books	31
3.33	Board Action	31
ARTICLE IV COVENANTS		31
4.1	Closing Efforts	31
4.2	Governmental and Thirty Party Notices and Consents	31
4.3	Current Report	31
4.4	Operation of Business	32
4.5	Access to Information	33
4.6	Operation of Business	33
4.7	Access to Information	35
4.8	Expenses	35
4.9	Indemntification	36
4.10	Listing of Merger Shares	36
4.11	Name Change	36
4.12	Breakup	36

-ii-

Index to Exhibits

ARTICLE V CONDITIONS TO CONSUMMATION OF MERGER		36
5.1	Conditions to Each Party’s Obliations	36
5.2	Conditions to Obligations of the Parent and the Acquisition Subsidiary	37
5.3	Conditions to Obligations of the Company	38
ARTICLE VI INDEMNIFICATION		39
6.1	Indemnification by the Company Shareholders	39
6.2	Indemnification by the Parent	39
6.3	Indemnification Claims by the Parent	40
6.4	Survival of Representations and Warranties	42
ARTICLE VII LEFT INTENTIONALLY BLANK		43
ARTICLE VIII TERMINATION		44
8.1	Termination by Mutual Agreement	44
8.2	Termination for Failure to Close	44
8.3	Termination by Operation of Law	44
8.4	Termination for Failure to Perform Covenants or Conditions	44
8.5	Effect of Termination or Default; Remedies	44
8.6	Remedies; Specific Performance	44
ARTICLE IX MISCILLANEOUS		45
9.1	Press Releases and Announcements	45
9.2	No Third Party Beneficiaries	45
9.3	Entire Agreement	45
9.4	Succession and Assignment	45
9.5	Counterparts and Facsimile Signature	45
9.6	Headings	45
9.7	Notices	46
9.8	Governing Law	46
9.9	Amendments and Waivers	47
9.10	Severability	47
9.11	Submission to Jurisdiction	47
9.12	Construction	48

EXHIBITS
Exhibit A Form Escrow Agreement
Exhibit B Opinion of Counsel to the Company
Exhibit C Opinion of Counsel to the Parent and the Acquisition Subsidiary
Exhibit D Assets to be Purchased by Company from Access Pharmaceutical, Inc.

-iii-

Index to Exhibits

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of October __, 2005, by and among Oxford Ventures, Inc., a Nevada corporation (the “Parent”), Uluru Acquisition Corp., a Nevada corporation (the “Acquisition Subsidiary”) and Uluru Inc., a Delaware corporation (the “Company”). The Parent, the Acquisition Subsidiary and the Company are each referred to individually as a “Party” and referred to collectively herein as the “Parties.”

WHEREAS, this Agreement contemplates a merger of the Acquisition Subsidiary with and into the Company with the Company as the surviving entity (the “Merger”). In the Merger, the shareholders of the Company will receive common stock of the Parent in exchange for their capital stock of the Company.

WHEREAS, pursuant to the terms of a certain Securities Purchase Agreement, dated as of October [--], 2005 (the “Bridge Loan Agreement”), and related documents (collectively with the Bridge Loan Agreement, the “Bridge Loan Documents”), the Parent has loaned and will loan (the “Bridge Loan”) an aggregate of $10,700,000 to the Company, which will be deemed repaid in full at the Effective Time (as defined below).

WHEREAS, Parent, Acquisition Subsidiary, and the Company desire that the Merger qualifies as a “plan of reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and not subject the holders of equity securities of the Company to tax liability under the Code.

NOW, THEREFORE, in consideration of the representations, warranties and covenants herein contained, and for other good and valuable consideration the receipt, adequacy and sufficiency of which are hereby acknowledged, the Parties hereto, intending legally to be bound, agree as follows.

ARTICLE I
THE MERGER

1.1    The Merger. Upon and subject to the terms and conditions of this Agreement, the Acquisition Subsidiary shall merge with and into the Company at the Effective Time (as defined below). From and after the Effective Time, the separate corporate existence of the Acquisition Subsidiary shall cease and the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”). The “Effective Time” shall be the later to occur of the time at which articles of merger and other appropriate or required documents prepared and executed in accordance with Nevada Revised Statutes Chapter 92A (the “Articles of Merger”) are filed with the Secretary of State of Nevada and the time at which a copy thereof is filed in accordance with the relevant provisions of the Delaware General Corporation Law (the “DGCL”) with the Secretary of State of Delaware. The Merger shall have the effects set forth in Section 92A.250 of the Nevada Revised Statutes and Section 252 of the DGCL.

1.2    The Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Gottbetter & Partners, LLP in New York, New York commencing at 9:00 a.m. local time on November [--], 2005, or, if all of the conditions to the obligations of the Parties to consummate the transactions contemplated hereby have not been satisfied or waived by such date, on such mutually agreeable later date as soon as practicable (and in any event not later than three (3) business days) after the satisfaction or waiver of all conditions (excluding the delivery of any documents to be delivered at the Closing by any of the Parties) set forth in Article V hereof (the “Closing Date”).

Index to Exhibits

1.3    Actions at the Closing. At the Closing:

(a)    the Company shall deliver to the Parent and the Acquisition Subsidiary the various certificates, instruments and documents referred to in Section 5.2;

(b)    the Parent and the Acquisition Subsidiary shall deliver to the Company the various certificates, instruments and documents referred to in Section 5.3;

(c)    the Surviving Corporation shall file with the Secretary of State of the States of Delaware and Nevada the Articles of Merger;

(d)    each of the shareholders of record of the Company immediately prior to the Effective Time (the “Company Shareholders”) shall deliver to the Parent the certificate(s) representing his, her or its Company Shares (as defined below);

(e)    the Parent shall deliver certificates for the Initial Shares (as defined below) to each Company Shareholder in accordance with Section 1.5;

(f)    the Parent shall deliver to the Company (i) evidence that the Parent’s Board of Directors is authorized to consist of five individuals, (ii) the resignations of all individuals who served as directors and/or officers of the Parent immediately prior to the Closing Date, (iii) evidence of the appointment of five directors to serve immediately following the Closing Date, four of whom shall have been designated by the Company and one of whom shall have been designated by Highgate House Funds, Ltd. and Prentice Capital Management, LP, and (v) evidence of the appointment of such executive officers of the Parent to serve immediately following the Closing Date as shall have been designated by the Company; and

(g)    the Parent, Kerry Gray (the “Indemnification Representative”) and Gottbetter & Partners, LLP (the “Escrow Agent”) shall execute and deliver the Escrow Agreement in substantially the form attached hereto as Exhibit A (the “Escrow Agreement”) and the Parent shall deliver to the Escrow Agent a certificate for the Escrow Shares (as defined below) being placed in escrow on the Closing Date pursuant to Section 1.9.

1.4    Additional Actions. If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either the Company or Acquisition Subsidiary or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized (to the fullest extent allowed under applicable law) to execute and deliver, in the name and on behalf of either the Company or Acquisition Subsidiary, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of the Company or Acquisition Subsidiary, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of the Company or Acquisition Subsidiary, as applicable, and otherwise to carry out the purposes of this Agreement.

Index to Exhibits

1.5    Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holder of any of the following securities:

(a)    Each share of common stock, $.01 par value per share, of the Company (“Company Shares”) issued and outstanding immediately prior to the Effective Time (other than Company Shares owned beneficially by the Parent or the Acquisition Subsidiary and Dissenting Shares (as defined below)) shall be converted into and represent the right to receive (subject to the provisions of Section 1.9) such number of shares of common stock, $0.001 par value per share, of the Parent (“Parent Common Stock”) as is equal to the Common Conversion Ratio (as defined below). An aggregate of 11,000,000 shares (the “Merger Shares”) of Parent Common Stock shall be issued to the shareholders of the Company in connection with the Merger. Any reverse splits that occur prior to the Effective Time shall not affect the amount of the Merger Shares.

(b)    The “Common Conversion Ratio” shall be obtained by dividing (i) 11,000,000 shares of Parent Common Stock by (ii) the total number of outstanding Company Shares immediately prior to the Effective Time on a diluted basis after giving effect to the exercise of all outstanding options, warrants of convertible securities, if any. Shareholders of record of the Company as of October [--], 2005 (the “Indemnifying Shareholders”) shall be entitled to receive immediately 95% of the shares of Parent Common Stock into which their Company Shares were converted pursuant to this Section 1.5 (the “Initial Shares”); the remaining 5% of the shares of Parent Common Stock into which their Company Shares were converted pursuant to this Section 1.5, rounded to the nearest whole number (with .5 shares rounded upward to the nearest whole number) (the “Escrow Shares”), shall be deposited in escrow pursuant to Section 1.9 and shall be held and disposed of in accordance with the terms of the Escrow Agreement. The Initial Shares and the Escrow Shares shall together be referred to herein as the “Merger Shares.”

(c)    Each issued and outstanding share of Acquisition Subsidiary common stock shall be converted into one validly issued, fully paid and nonassessable share of Surviving Corporation common stock.

1.6    Dissenting Shares.

(a)    For purposes of this Agreement, “Dissenting Shares” means Company Shares held as of the Effective Time by a Company Shareholder who has not voted such Company Shares in favor of the adoption of this Agreement and the Merger and with respect to which appraisal shall have been duly demanded and perfected in accordance with Section 262 of the DGCL and not effectively withdrawn or forfeited prior to the Effective Time. Dissenting Shares shall not be converted into or represent the right to receive the Merger Shares, unless such Company Shareholder’s right to appraisal shall have ceased in accordance with Section 262 of the DGCL. If such Company Shareholder has so forfeited or withdrawn his, her or its right to appraisal of Dissenting Shares, then, (i) as of the occurrence of such event, such holder’s Dissenting Shares shall cease to be Dissenting Shares and shall be converted into and represent the right to receive the Merger Shares issuable in respect of such Company Shares pursuant to Section 1.5, and (ii) promptly following the occurrence of such event, the Parent shall deliver to such Company Shareholder a certificate representing 95% of the Merger Shares to which such holder is entitled pursuant to Section 1.5 (which shares shall be considered Initial Shares for all purposes of this Agreement) and shall deliver to the Escrow Agent a certificate representing the remaining 5% of the Merger Shares to which such holder is entitled pursuant to Section 1.5 (which shares shall be considered Escrow Shares for all purposes of this Agreement).

Index to Exhibits

(b)    The Company shall give the Parent prompt notice of any written demands for appraisal of any Company Shares, withdrawals of such demands, and any other instruments that relate to such demands received by the Company. The Company shall not, except with the prior written consent of the Parent, make any payment with respect to any demands for appraisal of Company Shares or offer to settle or settle any such demands.

1.7    Fractional Shares. No certificates or scrip representing fractional Initial Shares shall be issued to Company Shareholders on the surrender for exchange of certificates that immediately prior to the Effective Time represented Company Shares converted into Merger Shares pursuant to Section 1.5 (“Certificates”) and such Company Shareholders shall not be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of the Parent with respect to any fractional Initial Shares that would have otherwise been issued to such Company Shareholders. In lieu of any fractional Initial Shares that would have otherwise been issued, each former Company Shareholder that would have been entitled to receive a fractional Initial Share shall, on proper surrender of such person’s Certificates, receive such whole number of Initial Shares as is equal to the precise number of Initial Shares to which such Company Shareholder would be entitled, rounded up or down to the nearest whole number (with a fractional interest equal to .5 rounded upward to the nearest whole number); provided that each such Company Shareholder shall receive at least one Initial Share.

1.8    Options and Warrants. The Company shall cause the termination, as of the Effective Time, of any and all outstanding warrants and options to purchase capital stock of the Company which remain unexercised (each “Options” or “Warrants”).

1.9    Escrow. On the Closing Date, the Parent shall deliver to the Escrow Agent a certificate (issued in the name of the Escrow Agent or its nominee) representing the Escrow Shares, as described in Section 1.5, for the purpose of securing the indemnification obligations of the Indemnifying Shareholders set forth in this Agreement. The Escrow Shares shall be held by the Escrow Agent under the Escrow Agreement, in substantially the form set forth in Exhibit A attached hereto, pursuant to the terms thereof. The Escrow Shares shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party, and shall be held and disbursed solely for the purposes and in accordance with the terms of the Escrow Agreement.

Index to Exhibits

1.10    Certificate of Incorporation and Bylaws.

(a)    The Certificate of Incorporation of the Company in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until duly amended or repealed.

(b)    The Bylaws of the Company in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until duly amended or repealed.

1.11    No Further Rights. From and after the Effective Time, no Company Shares shall be deemed to be outstanding, and holders of Certificates shall cease to have any rights with respect thereto, except as provided herein or by law.

1.12    Closing of Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Company Shares shall thereafter be made. If, after the Effective Time, Certificates are presented to the Parent or the Surviving Corporation, they shall be cancelled and exchanged for Initial Shares in accordance with Section 1.5, subject to Section 1.9 and to applicable law in the case of Dissenting Shares.

1.13    Post-Closing Adjustment. In the event that, during the period commencing from the Closing Date and ending on the second anniversary of the Closing Date, the Company (or its controlling shareholders immediately prior to the Merger) (the “Controlling Company Shareholders”) incurs any Loss with respect to, in connection with, or arising from any Parent Liabilities, then promptly following the filing by the Parent with the Securities and Exchange Commission (the “SEC”) of a quarterly report relating to the most recent completed quarter for which such determination has been made, the Parent shall issue to the Company Shareholders and/or their designees such number of shares of Parent Common Stock as would result from dividing (x) the whole dollar amount representing such Losses by (y) the VWAP of the Company’s common stock for the five (5) Trading Days immediately prior to the date such Loss is incurred. The limit on the aggregate number of shares of Parent Common Stock issuable under this Section 1.13 shall be 2,000,000 shares. As used in this Section 1.13: (a) “Loss” shall mean any and all costs and expenses, including reasonable attorneys’ fees, court costs, reasonable accountants’ fees, and damages and losses, net of any insurance proceeds actually received by the party suffering the Loss with respect thereto; (b) “Claims” shall include, but are not limited to, any claim, notice, suit, action, investigation, other proceedings (whether actual or threatened); and (c) “Parent Liabilities” shall mean all Claims against and liabilities, obligations or indebtedness of any nature whatsoever of the Parent, accruing on or before the Closing Date (whether primary, secondary, direct, indirect, liquidated, unliquidated or contingent, matured or unmatured), including, but not limited to (i) any breach by the Parent or the Acquisition Subsidiary of any of their respective representations or warranties set forth in Article III herein, (ii) any litigation threatened, pending or for which a basis exists, that has resulted or may result in the entry of judgment in damages or otherwise against the Parent or any Subsidiary; (iii) any and all outstanding debts owed by the Parent or any Subsidiary; (iv) any and all internal or employee related disputes, arbitrations or administrative proceedings threatened, pending or otherwise outstanding, (v) any and all liens, foreclosures, settlements, or other threatened, pending or otherwise outstanding financial, legal or similar obligations of the Parent or any Subsidiary, as such Liabilities are determined by the Parent’s independent auditors, on a quarterly basis, and (vi) all fees and expenses incurred in connection with effecting the adjustments contemplated by this Section 1.13.

Index to Exhibits

“Trading Day” means any day on which the Parent Common Stock is listed or quoted for trading on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Parent Common Stock are listed or quoted for trading on the date in question: the OTC Bulletin Board, the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Parent Common Stock are then listed or quoted on a Trading Market, the daily volume weighted average price of the Parent Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Parent Common Stock are then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Parent Common Stock are not then listed or quoted on a Trading Market and if prices for the Parent Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Parent Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Parent Common Stock are not then listed or quoted on the OTC Bulletin Board and if prices for the Parent Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Parent Common Stock so reported; or (d) in all other cases, the fair market value of a share of Parent Common Stock as determined by an independent appraiser selected in good faith by the Parties.

1.14    Exemption From Registration. Parent and the Company intend that the shares of Parent Common Stock to be issued pursuant to Section 1.5 hereof or upon exercise of options exchanged pursuant to Section 1.8 hereof in each case in connection with the Merger will be issued in a transaction exempt from registration under the Securities Act by reason of section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D promulgated by the SEC thereunder.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Parent that the statements contained in this Article II are true and correct, except as set forth in the disclosure schedule provided by the Company to the Parent on the date hereof and accepted in writing by the Parent (the “Disclosure Schedule”). The Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article II, and except to the extent that it is clear from the context thereof that such disclosure also applies to any other paragraph, the disclosures in any paragraph of the Disclosure Schedule shall qualify only the corresponding paragraph in this Article II. For purposes of this Article II, the phrase “to the knowledge of the Company” or any phrase of similar import shall be deemed to refer to the actual knowledge of Kerry P. Gray, as well as any other knowledge which Kerry P. Gray would have possessed had he made reasonable inquiry with respect to the matter in question.

Index to Exhibits

2.1    Organization, Qualification and Corporate Power. The Company is a corporation duly organized, validly existing and in corporate and tax good standing under the laws of the State of Delaware. The Company is duly qualified to conduct business and is in corporate and tax good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect (as defined below). The Company has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Company has furnished or made available to the Parent complete and accurate copies of its Certificate of Incorporation and Bylaws. The Company is not in default under or in violation of any provision of its Certificate of Incorporation, as amended to date, or its Bylaws, as amended to date. For purposes of this Agreement, “Company Material Adverse Effect” means a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company.

2.2    Capitalization. The authorized capital stock of the Company consists of (a) 3,000 shares of common stock, $.01 par value (“Company Shares”). As of the date of this Agreement, 2,200 Company Shares were issued and outstanding, and no Company Shares were held in the treasury of the Company. Section 2.2 of the Disclosure Schedule sets forth a complete and accurate list of (i) all shareholders of the Company, indicating the number and class of Company Shares held by each shareholder, (ii) all outstanding Options and Warrants, indicating (A) the holder thereof, (B) the number of Company Shares subject to each Option and Warrant, (C) the exercise price, date of grant, vesting schedule and expiration date for each Option or Warrant, and (D) any terms regarding the acceleration of vesting, and (iii) all stock option plans and other stock or equity-related plans of the Company. All of the issued and outstanding Company Shares are, and all Company Shares that may be issued upon exercise of Options or Warrants will be (upon issuance in accordance with their terms), duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. Other than the Options and Warrants listed in Section 2.2 of the Disclosure Schedule, there are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Company is a party or which are binding upon the Company providing for the issuance or redemption of any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. There are no agreements to which the Company is a party or by which it is bound with respect to the voting (including without limitation voting trusts or proxies), registration under the Securities Act, or sale or transfer (including without limitation agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Company. To the knowledge of the Company, there are no agreements among other parties, to which the Company is not a party and by which it is not bound, with respect to the voting (including without limitation voting trusts or proxies) or sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Company. All of the issued and outstanding Company Shares were issued in compliance with applicable federal and state securities laws.

Index to Exhibits

2.3    Authorization of Transaction. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and, subject to the adoption of this Agreement and the approval of the Merger by a majority of the votes represented by the outstanding Company Shares entitled to vote on this Agreement and the Merger (the “Requisite Company Shareholder Approval”), the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. Without limiting the generality of the foregoing, the Board of Directors of the Company (i) determined that the Merger is fair and in the best interests of the Company and its shareholders, (ii) adopted this Agreement in accordance with the provisions of the DGCL, and (iii) directed that this Agreement and the Merger be submitted to the shareholders of the Company for their adoption and approval and resolved to recommend that the shareholders of Company vote in favor of the adoption of this Agreement and the approval of the Merger. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

2.4    Noncontravention. Subject to the filing of the Articles of Merger as required by the DGCL and the Nevada Revised Statutes, neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of the transactions contemplated hereby, will (a) conflict with or violate any provision of the Certificate of Incorporation or Bylaws of the Company, as amended to date, Bylaws or other organizational document of any Subsidiary (as defined below), (b) require on the part of the Company or any Subsidiary any filing with, or any permit, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (a “Governmental Entity”), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of their assets is subject, except for (i) any conflict, breach, default, acceleration, termination, modification or cancellation which, individually or in the aggregate, would not have a Company Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or (ii) any notice, consent or waiver the absence of which, individually or in the aggregate, would not have a Company Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby, (d) result in the imposition of any Security Interest (as defined below) upon any assets of the Company or any Subsidiary or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, any Subsidiary or any of their properties or assets. For purposes of this Agreement: “Security Interest” means any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law), other than (i) mechanic’s, materialmen’s, and similar liens, (ii) liens arising under worker’s compensation, unemployment insurance, social security, retirement, and similar legislation, and (iii) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the Ordinary Course of Business (as defined below) of the Company and not material to the Company; and “Ordinary Course of Business” means the ordinary course of the Company’s business, consistent with past custom and practice (including with respect to frequency and amount).

Index to Exhibits

2.5    Subsidiaries.

(a)    There is no corporation, partnership, joint venture or other entity in which the Company has, directly or indirectly, an equity interest representing 50% or more of the capital stock thereof or other equity interests therein (a “Subsidiary”).

(b)    The Company does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association which is not a Subsidiary.

2.6    Intentionally Left Blank.

2.7    Intentionally Left Blank..

2.8    Undisclosed Liabilities. The Company has no liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for contractual and other liabilities in connection with the acquisition of certain assets from Access Pharmaceuticals Inc. pursuant to transactions expected in connection herewith or incurred in the Ordinary Course of Business which are not required by GAAP to be reflected on a balance sheet.

2.9    Tax Matters.

(a)    For purposes of this Agreement, the following terms shall have the following meanings:

(i)    “Taxes” means all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof.

(ii)    “Tax Returns” means all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes.

(b)    The Company is a start-up entity and has not yet filed nor has it been required to file any Tax Returns. The Company has no actual or potential liability for any Tax obligation of any taxpayer (including without limitation any affiliated group of corporations or other entities that included the Company during a prior period) other than the Company. All Taxes that the Company is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity.

Index to Exhibits

(c)    The Company has not been informed by any jurisdiction that the jurisdiction believes that the Company was required to file any Tax Return that was not filed. The Company has not waived any statute of limitations with respect to Taxes or agreed to an extension of time with respect to a Tax assessment or deficiency.

(d)    The Company has not taken any action or knows of any fact, agreement, plan or other circumstances that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

2.10    Assets. The Company owns or leases all tangible assets necessary for the conduct of its businesses as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used. No asset of the Company (tangible or intangible) is subject to any Security Interest, except as otherwise listed in Section 2.10 of the Disclosure Schedule.

2.11    Owned Real Property. The Company does not own any real property.

2.12    Real Property Leases. Section 2.12 of the Disclosure Schedule lists all real property leased or subleased to or by the Company or any Subsidiary and lists the term of such lease, any extension and expansion options, and the rent payable thereunder. The Company has delivered or made available to the Parent complete and accurate copies of the leases and subleases listed in Section 2.12 of the Disclosure Schedule. With respect to each lease and sublease listed in Section 2.12 of the Disclosure Schedule:

(a)    the lease or sublease is legal, valid, binding, enforceable and in full force and effect;

(b)    the lease or sublease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing;

(c)    neither the Company nor any Subsidiary nor, to the knowledge of the Company, any other party, is in breach or violation of, or default under, any such lease or sublease, and no event has occurred, is pending or, to the knowledge of the Company, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default by the Company or any Subsidiary or, to the knowledge of the Company, any other party under such lease or sublease;

(d)    neither the Company nor any Subsidiary has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold; and

(e)    the Company is not aware of any Security Interest, easement, covenant or other restriction applicable to the real property subject to such lease, except for recorded easements, covenants and other restrictions which do not materially impair the current uses or the occupancy by the Company or a Subsidiary of the property subject thereto.

Index to Exhibits

2.13    Intellectual Property.

The Company owns or has the right to use all Intellectual Property (as defined below) necessary (i) to use, manufacture, market and distribute the products manufactured, marketed, sold or licensed, and to provide the services provided, by the Company to other parties (together, the “Customer Deliverables”) and (ii) to operate the internal systems of the Company that are material to its business or operations, including, without limitation, computer hardware systems, software applications and embedded systems (the “Internal Systems”; the Intellectual Property owned by or licensed to the Company and incorporated in or underlying the Customer Deliverables or the Internal Systems is referred to herein as the “Company Intellectual Property”). Each item of Company Intellectual Property will be owned or available for use by the Surviving Corporation immediately following the Closing on substantially identical terms and conditions as it was immediately prior to the Closing. The Company has taken all reasonable measures to protect the proprietary nature of each item of Company Intellectual Property. To the knowledge of the Company, (a) no other person or entity has any rights to any of the Company Intellectual Property owned by the Company except pursuant to agreements or licenses entered into by the Company and such person in the ordinary course, and (b) no other person or entity is infringing, violating or misappropriating any of the Company Intellectual Property. For purposes of this Agreement, “Intellectual Property” means all (i) patents and patent applications, (ii) copyrights and registrations thereof, (iii) computer software, data and documentation, (iv) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, manufacturing and production processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (v) trademarks, service marks, trade names, domain names and applications and registrations therefor and (vi) other proprietary rights relating to any of the foregoing.

2.14    Contracts.

(a)    Section 2.14 of the Disclosure Schedule lists the following agreements (written or oral) to which the Company is a party as of the date of this Agreement:

(i)    any agreement (or group of related agreements) for the lease of personal property from or to third parties providing for lease payments in excess of $50,000 per annum or having a remaining term longer than 12 months;

(ii)    any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services (A) which calls for performance over a period of more than one year, (B) which involves more than the sum of $50,000, or (C) in which the Company has granted manufacturing rights, “most favored nation” pricing provisions or exclusive marketing or distribution rights relating to any products or territory or has agreed to purchase a minimum quantity of goods or services or has agreed to purchase goods or services exclusively from a certain party;

(iii)    any agreement establishing a partnership or joint venture;

Index to Exhibits

(iv)    any agreement (or group of related agreements) under which it has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness (including capitalized lease obligations) involving more than $50,000 or under which it has imposed (or may impose) a Security Interest on any of its assets, tangible or intangible;

(v)    any agreement concerning confidentiality or noncompetition;

(vi)    any employment or consulting agreement;

(vii)    any agreement involving any officer, director or stockholder of the Company or any affiliate (an “Affiliate”), as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), thereof;

(viii)    any agreement under which the consequences of a default or termination would reasonably be expected to have a Company Material Adverse Effect;

(ix)    any agreement which contains any provisions requiring the Company to indemnify any other party thereto (excluding indemnities contained in agreements for the purchase, sale or license of products entered into in the Ordinary Course of Business); and

(x)    any other agreement (or group of related agreements) either involving more than $50,000 or not entered into in the Ordinary Course of Business.

(b)    The Company has delivered or made available to the Parent a complete and accurate copy of each agreement listed in Section 2.14 of the Disclosure Schedule. With respect to each agreement so listed: (i) the agreement is legal, valid, binding and enforceable and in full force and effect; (ii) the agreement will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Company nor, to the knowledge of the Company, any other party, is in breach or violation of, or default under, any such agreement, and no event has occurred, is pending or, to the knowledge of the Company, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default by the Company or any Subsidiary or, to the knowledge of the Company, any other party under such contract.

2.15    Accounts Receivable. The Company has no accounts receivable.

2.16    Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company.

2.17    Insurance. Section 2.17 of the Disclosure Schedule lists each insurance policy (including fire, theft, casualty, general liability, workers compensation, business interruption, environmental, product liability and automobile insurance policies and bond and surety arrangements) to which the Company or any Subsidiary is a party. Such insurance policies are of the type and in amounts customarily carried by organizations conducting businesses or owning assets similar to those of the Company and the Subsidiaries. There is no material claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy. All premiums due and payable under all such policies have been paid, neither the Company nor any Subsidiary may be liable for retroactive premiums or similar payments, and the Company and the Subsidiaries are otherwise in compliance in all material respects with the terms of such policies. The Company has no knowledge of any threatened termination of, or material premium increase with respect to, any such policy. Each such policy will continue to be enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing.

Index to Exhibits

2.18    Litigation. As of the date of this Agreement, there is no action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator (a “Legal Proceeding”) which is pending or has been threatened in writing against the Company which (a) seeks either damages or equitable relief or (b) if determined adversely to the Company could have, individually or in the aggregate, a Company Material Adverse Effect.

2.19    Warranties. No service sold or delivered by the Company or any Subsidiary is subject to any guaranty, warranty, right of credit or other indemnity other than the applicable standard terms and conditions of sale of the Company or the appropriate Subsidiary.

2.20    Employees.

(a)    Section 2.20 of the Disclosure Schedule contains a list of all employees of the Company along with the position and the annual rate of compensation of each such person. Each current employee of the Company has entered into a confidentiality/ assignment of inventions agreement with the Company, a copy or form of which has previously been delivered to the Parent. Section 2.20 of the Disclosure Schedule contains a list of all employees of the Company who are a party to a non-competition agreement with the Company; copies of such agreements have previously been delivered to the Parent. To the knowledge of the Company, no key employee or group of employees has any plans to terminate employment with the Company.

(b)    The Company is not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. The Company has no knowledge of any organizational effort made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to employees of the Company. To the knowledge of the Company there are no circumstances or facts which could individually or collectively give rise to a suit based on discrimination of any kind.

2.21    Employee Benefits.

(a)    For purposes of this Agreement, the following terms shall have the following meanings:

(i)    “Employee Benefit Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA), any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), and any other written or oral plan, agreement or arrangement involving direct or indirect compensation, including without limitation insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation.

Index to Exhibits

(ii)    “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(iii)    “ERISA Affiliate” means any entity which is, or at any applicable time was, a member of (1) a controlled group of corporations (as defined in Section 414(b) of the Code), (2) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (3) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company.

(b)    Section 2.21(b) of the Disclosure Schedule contains a complete and accurate list of all Employee Benefit Plans maintained, or contributed to, by the Company or any ERISA Affiliate. Complete and accurate copies of (i) all Employee Benefit Plans which have been reduced to writing, (ii) written summaries of all unwritten Employee Benefit Plans, (iii) all related trust agreements, insurance contracts and summary plan descriptions, and (iv) all annual reports filed on IRS Form 5500, 5500C or 5500R and (for all funded plans) all plan financial statements for the last five plan years for each Employee Benefit Plan, have been delivered or made available to the Parent. Each Employee Benefit Plan has been administered in all material respects in accordance with its terms and each of the Company and the ERISA Affiliates has in all material respects met its obligations with respect to such Employee Benefit Plan and has made all required contributions thereto. The Company, each ERISA Affiliate and each Employee Benefit Plan are in compliance in all material respects with the currently applicable provisions of ERISA and the Code and the regulations thereunder (including without limitation Section 4980 B of the Code, Subtitle K, Chapter 100 of the Code and Sections 601 through 608 and Section 701 et seq. of ERISA). All filings and reports as to each Employee Benefit Plan required to have been submitted to the Internal Revenue Service or to the United States Department of Labor have been duly submitted.

(c)    To the knowledge of the Company, there are no Legal Proceedings (except claims for benefits payable in the normal operation of the Employee Benefit Plans and proceedings with respect to qualified domestic relations orders) against or involving any Employee Benefit Plan or asserting any rights or claims to benefits under any Employee Benefit Plan that could give rise to any material liability.

(d)    All the Employee Benefit Plans that are intended to be qualified under Section 401(a) of the Code have received determination letters from the Internal Revenue Service to the effect that such Employee Benefit Plans are qualified and the plans and the trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination letter has been revoked and revocation has not been threatened, and no such Employee Benefit Plan has been amended since the date of its most recent determination letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or materially increase its cost. Each Employee Benefit Plan which is required to satisfy Section 401(k)(3) or Section 401(m)(2) of the Code has been tested for compliance with, and satisfies the requirements of, Section 401(k)(3) and Section 401(m)(2) of the Code for each plan year ending prior to the Closing Date.

Index to Exhibits

(e)    Neither the Company nor any ERISA Affiliate has ever maintained an Employee Benefit Plan subject to Section 412 of the Code or Title IV of ERISA.

(f)    At no time has the Company or any ERISA Affiliate been obligated to contribute to any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA).

(g)    There are no unfunded obligations under any Employee Benefit Plan providing benefits after termination of employment to any employee of the Company (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code or other applicable law and insurance conversion privileges under state law. The assets of each Employee Benefit Plan which is funded are reported at their fair market value on the books and records of such Employee Benefit Plan.

(h)    No act or omission has occurred and no condition exists with respect to any Employee Benefit Plan maintained by the Company or any ERISA Affiliate that would subject the Company or any ERISA Affiliate to (i) any material fine, penalty, tax or liability of any kind imposed under ERISA or the Code or (ii) any contractual indemnification or contribution obligation protecting any fiduciary, insurer or service provider with respect to any Employee Benefit Plan.

(i)    No Employee Benefit Plan is funded by, associated with or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code.

(j)    Each Employee Benefit Plan is amendable and terminable unilaterally by the Company at any time without liability to the Company as a result thereof and no Employee Benefit Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Company from amending or terminating any such Employee Benefit Plan.

(k)    Section 2.21(k) of the Disclosure Schedule discloses each: (i) agreement with any shareholder, director, executive officer or other key employee of the Company or any Subsidiary (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such director, executive officer or key employee; (ii) agreement, plan or arrangement under which any person may receive payments from the Company that may be subject to the tax imposed by Section 4999 of the Code or included in the determination of such person’s “parachute payment” under Section 280G of the Code; and (iii) agreement or plan binding the Company, including without limitation any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or Employee Benefit Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

Index to Exhibits

2.22    Environmental Matters.

(a)    The Company has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. There is no pending or, to the knowledge of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Company, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Agreement, “Environmental Law” means any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms “release” and “environment” shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”).

(b)    To the knowledge of the Company there is no material environmental liability with respect to any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company or any Subsidiary.

2.23    Legal Compliance. The Company and the conduct and operations of its businesses, are in compliance with each applicable law (including rules and regulations thereunder) of any federal, state, local or foreign government, or any Governmental Entity, except for any violations or defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

2.24    Customers and Suppliers. The Company has no customers or suppliers.

Index to Exhibits

2.25    Permits. Section 2.25 of the Disclosure Schedule sets forth a list of all permits, licenses, registrations, certificates, orders or approvals from any Governmental Entity (including without limitation those issued or required under Environmental Laws and those relating to the occupancy or use of owned or leased real property) (“Permits”) issued to or held by the Company. Such listed Permits are the only Permits that are required for the Company to conduct its businesses as presently conducted except for those the absence of which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. Each such Permit is in full force and effect and, to the knowledge of the Company, no suspension or cancellation of such Permit is threatened and there is no basis for believing that such Permit will not be renewable upon expiration. Each such Permit will continue in full force and effect immediately following the Closing.

2.26    Certain Business Relationships With Affiliates. Except as listed in Section 2.26 of the Disclosure Schedule, no Affiliate of the Company (a) owns any property or right, tangible or intangible, which is used in the business of the Company, (b) has any claim or cause of action against the Company, or (c) owes any money to, or is owed any money by, the Company. Section 2.26 of the Disclosure Schedule describes any transactions involving the receipt or payment in any fiscal year between the Company and any Affiliate thereof. To the knowledge of the Company, no officer, director or stockholder of Company or any “affiliate” (as such term is defined in Rule 12b-2 under the Exchange Act) or “associate” (as such term is defined in Rule 405 under the Securities Act) of any such person has had, either directly or indirectly, (a) an interest in any person that (i) furnishes or sells services or products that are furnished or sold or are proposed to be furnished or sold by the Company or (ii) purchases from or sells or furnishes to the Company any goods or services, or (b) a beneficial interest in any contract or agreement to which Company is a party or by which it may be bound or affected. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company.

2.27    Compliance with Laws. The Company:

(a)    has not, and the past and present officers, directors and Affiliates of the Company have not, been the subject of, nor does any officer or director of the Company have any reason to believe that Company or any of its officers, directors or Affiliates will be the subject of, any civil or criminal proceeding or investigation by any federal or state agency alleging a violation of securities laws;

(b)    has not been the subject of any voluntary or involuntary bankruptcy proceeding, nor has it been a party to any material litigation;

(c)    has not, and the past and present officers, directors and Affiliates have not, been the subject of, nor does any officer or director of the Company have any reason to believe that the Company or any of its officers, directors or affiliates will be the subject of, any civil, criminal or administrative investigation or proceeding brought by any federal or state agency having regulatory authority over such entity or person;

Index to Exhibits

2.28    Brokers’ Fees. The Company has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except as listed in Section 2.28 of the Disclosure Schedule.

2.29    Books and Records. The minute books and other similar records of the Company contain complete and accurate records of all actions taken at any meetings of the Company’s shareholders, Board of Directors or any committee thereof and of all written consents executed in lieu of the holding of any such meeting. The books and records of the Company accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of the Company and have been maintained in accordance with good business and bookkeeping practices.

2.30    Disclosure. No representation or warranty by the Company contained in this Agreement, and no statement contained in the Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Company pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading. The Company has disclosed to the Parent all material information relating to the business of the Company or any Subsidiary or the transactions contemplated by this Agreement.

2.31    Duty to Make Inquiry. To the extent that any of the representations or warranties in this Section 2 are qualified by “knowledge” or “belief,” the Company represents and warrants that it has made due and reasonable inquiry and investigation concerning the matters to which such representations and warranties relate, including, but not limited to, diligent inquiry by its directors, officers and key personnel.

2.32    Board Actions. The Company’s Board of Directors (a) has unanimously determined that the Merger is fair and in the best interests of the Company shareholders and is on terms that are fair to such Company shareholders and has recommended the Merger to the Company shareholders, and (b) shall submit the Merger and this Agreement to the vote and approval of the Company shareholders or the approval of the Company shareholders by written consent.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PARENT
AND THE ACQUISITION SUBSIDIARY

Each of the Parent and the Acquisition Subsidiary represents and warrants to the Company that the statements contained in this Article III are true and correct, except as set forth in the Parent Disclosure Schedule provided by the Parent and the Acquisition Subsidiary to the Company on the date hereof and accepted in writing by the Parent (the “Parent Disclosure Schedule”). The Parent Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article III, and except to the extent that it is clear from the context thereof that such disclosure also applies to any other paragraph, the disclosures in any paragraph of the Parent Disclosure Schedule shall qualify only the corresponding paragraph in this Article III. For purposes of this Article III, the phrase “to the knowledge of the Parent” or any phrase of similar import shall be deemed to refer to the actual knowledge of the executive officers of the Parent, as well as any other knowledge which such executive officers would have possessed had they made reasonable inquiry with respect to the matter in question.

Index to Exhibits

3.1    Organization, Qualification and Corporate Power. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and the Acquisition Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. The Parent is duly qualified to conduct business and is in corporate and tax good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing would not have a Parent Material Adverse Effect (as defined below). The Parent has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Parent has furnished or made available to the Company complete and accurate copies of its Certificate of Incorporation and Bylaws. For purposes of this Agreement, “Parent Material Adverse Effect” means a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Parent and its subsidiaries, taken as a whole.

3.2    Capitalization. The authorized capital stock of the Parent consists of (a) 400,000,000 shares of Parent Common Stock, of which shares were issued and outstanding as of the date of this Agreement, of which 399,999,704 shares are issued or outstanding. The Parent Common Stock is presently eligible for quotation on the NASD Over-the-Counter Bulletin Board. All of the issued and outstanding shares of Parent Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. All of the Merger Shares and all shares of Parent Common Stock issued pursuant to the Subscription Agreement will be, when issued in accordance with this Agreement or the Subscription Agreement, duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights.

3.3    Authorization of Transaction. Each of the Parent and the Acquisition Subsidiary has all requisite power and authority to execute and deliver this Agreement and (in the case of the Parent) the Escrow Agreement and to perform its obligations hereunder and thereunder. The execution and delivery by the Parent and the Acquisition Subsidiary of this Agreement and (in the case of the Parent) the Subscription Agreement, and the agreements contemplated hereby and thereby (collectively, the “Transaction Documentation”) and the consummation by the Parent and the Acquisition Subsidiary of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Parent and Acquisition Subsidiary, respectively. This Agreement has been duly and validly executed and delivered by the Parent and the Acquisition Subsidiary and constitutes a valid and binding obligation of the Parent and the Acquisition Subsidiary, enforceable against them in accordance with its terms.

3.4    Noncontravention. Subject to compliance with the applicable requirements of the Securities Act and any applicable state securities laws, the Exchange Act and the filing of the Certificate of Merger and the Articles of Merger as required respectively by the DGCL and the Nevada Revised Statutes, neither the execution and delivery by the Parent or the Acquisition Subsidiary of this Agreement or the Transaction Documentation, nor the consummation by the Parent or the Acquisition Subsidiary of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of the Certificate of Incorporation or Bylaws of the Parent or the Acquisition Subsidiary, (b) require on the part of the Parent or the Acquisition Subsidiary any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (c) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Parent or the Acquisition Subsidiary is a party or by which either is bound or to which any of their assets are subject, except for (i) any conflict, breach, default, acceleration, termination, modification or cancellation which would not adversely affect the consummation of the transactions contemplated hereby or (ii) any notice, consent or waiver the absence of which would not adversely affect the consummation of the transactions contemplated hereby, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Parent or the Acquisition Subsidiary or any of their properties or assets.

Index to Exhibits

3.5    Subsidiaries. The Parent does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association, excluding its interest in Acquisition Subsidiary.

3.6    Exchange Act Reports. The Parent has furnished or made available to the Company through the SEC’s website complete and accurate copies, as amended or supplemented, of its (a)  Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the SEC, and (b) all other reports filed by the Parent under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the SEC since April 19, 2002 (such reports are collectively referred to herein as the “Parent Reports”). The Parent Reports constitute all of the documents required to be filed by the Parent under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the SEC from October 17, 2001 through the date of this Agreement. The Parent Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder when filed. As of their respective dates, the Parent Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.7    Compliance with Laws. Each of the Parent and its Subsidiaries:

(a)    and the conduct and operations of their respective businesses, are in compliance with each applicable law (including rules and regulations thereunder) of any federal, state, local or foreign government, or any Governmental Entity, except for any violations or defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect;

(b)    has complied with all federal and state securities laws and regulations, including being current in all of its reporting obligations under such federal and state securities laws and regulations;

Index to Exhibits

(c)    has not, and the past and present officers, directors and Affiliates of the Parent have not, been the subject of, nor does any officer or director of the Parent have any reason to believe that Parent or any of its officers, directors or Affiliates will be the subject of, any civil or criminal proceeding or investigation by any federal or state agency alleging a violation of securities laws;

(d)    has not been the subject of any voluntary or involuntary bankruptcy proceeding, nor has it been a party to any material litigation;

(e)    has not, and the past and present officers, directors and Affiliates have not, been the subject of, nor does any officer or director of the Parent have any reason to believe that the Parent or any of its officers, directors or affiliates will be the subject of, any civil, criminal or administrative investigation or proceeding brought by any federal or state agency having regulatory authority over such entity or person;

(f)    does not and will not on the Closing, have any liabilities, contingent or otherwise, including but not limited to notes payable and accounts payable, and is not a party to any executory agreements; and

(g)    is not a “blank check company” as such term is defined by Rule 419 of the Securities Act.

3.8    Financial Statements. The Parent has provided or made available to the Company the unaudited and consolidated balance sheet (the “Parent Interim Balance Sheet”) as of and for each of the two months ended August 31, 2005 (the “Parent Interim Balance Sheet Date”) and related statements of operations and cash flows (collectively, the “Parent Interim Financial Statements. The audited financial statements and unaudited interim financial statements of the Parent included in the Parent Reports and the Parent Interim Financial Statements (collectively, the “Parent Financial Statements”) (i) complied as to form in all material respects with applicable accounting requirements and, as appropriate, the published rules and regulations of the SEC with respect thereto when filed, (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-QSB under the Exchange Act), (iii) fairly present the consolidated financial condition, results of operations and cash flows of the Parent as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the Parent.

3.9    Absence of Certain Changes. Since the Parent Interim Balance Sheet Date, there has occurred no event or development which, individually or in the aggregate, has had, or could reasonably be expected to have in the future, a Parent Material Adverse Effect.

3.10    Litigation. Except as disclosed in the Parent Reports, as of the date of this Agreement, there is no Legal Proceeding which is pending or, to the Parent’s knowledge, threatened against the Parent or any subsidiary of the Parent which, if determined adversely to the Parent or such subsidiary, could have, individually or in the aggregate, a Parent Material Adverse Effect or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

Index to Exhibits

3.11    Undisclosed Liabilities. None of the Parent and its Subsidiaries has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities shown on the Parent Interim Balance Sheet, (b) liabilities which have arisen since the Parent Interim Balance Sheet Date in the Ordinary Course of Business and (c) contractual and other liabilities incurred in the Ordinary Course of Business which are not required by GAAP to be reflected on a balance sheet.

3.12    Tax Matters.

(a)    The Parent and Acquisition Subsidiary have filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. Each of the Parent and Acquisition Subsidiary has paid on a timely basis all Taxes that were due and payable. The unpaid Taxes of the Parent and Acquisition Subsidiary for tax periods through the Parent Interim Balance Sheet Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Parent Interim Balance Sheet. Neither the Parent nor any Acquisition Subsidiary has any actual or potential liability for any Tax obligation of any taxpayer (including without limitation any affiliated group of corporations or other entities that included the Parent or Acquisition Subsidiary during a prior period) other than the Parent and the Acquisition Subsidiary. All Taxes that the Parent or the Acquisition Subsidiary are or were required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity.

(b)    The Parent has delivered or made available to the Company complete and accurate copies of all federal income Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Parent or any Parent Subsidiary since January 1, 2002. No examination or audit of any Tax Return of the Parent or any Parent Subsidiary by any Governmental Entity is currently in progress or, to the knowledge of the Parent, threatened or contemplated. Neither the Parent nor the Parent Subsidiary has been informed by any jurisdiction that the jurisdiction believes that the Parent or the Parent Subsidiary was required to file any Tax Return that was not filed. Neither the Parent nor the Parent Subsidiary has waived any statute of limitations with respect to Taxes or agreed to an extension of time with respect to a Tax assessment or deficiency.

(c)    The Parent has not taken any action or knows of any fact, agreement, plan or other circumstances that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

3.13    Assets. Each of the Parent and the Subsidiaries owns or leases all tangible assets necessary for the conduct of its businesses as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used. No asset of the Parent or any Subsidiary (tangible or intangible) is subject to any Security Interest except as set forth in Parent Disclosure Schedule 3.13.

Index to Exhibits

3.14    Owned Real Property. Neither the Parent nor any Subsidiary owns any real property.

3.15    Real Property Leases. Section 3.15 of the Parent Disclosure Schedule lists all real property leased or subleased to or by the Parent or any Subsidiary and lists the term of such lease, any extension and expansion options, and the rent payable thereunder. The Parent has delivered or made available to the Company complete and accurate copies of the leases and subleases listed in Section 3.15 of the Parent Disclosure Schedule. With respect to each lease and sublease listed in Section 3.15 of the Parent Disclosure Schedule:

(a)    the lease or sublease is legal, valid, binding, enforceable and in full force and effect;

(b)    the lease or sublease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing;

(c)    neither the Parent nor any Subsidiary nor, to the knowledge of the Parent, any other party, is in breach or violation of, or default under, any such lease or sublease, and no event has occurred, is pending or, to the knowledge of the Parent, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default by the Parent or any Subsidiary or, to the knowledge of the Parent, any other party under such lease or sublease;

(d)    neither the Parent nor any Subsidiary has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold; and

(e)    the Parent is not aware of any Security Interest, easement, covenant or other restriction applicable to the real property subject to such lease, except for recorded easements, covenants and other restrictions which do not materially impair the current uses or the occupancy by the Parent or a Subsidiary of the property subject thereto.

3.16    Contracts.

(a)    Section 3.16 of the Parent Disclosure Schedule lists the following agreements (written or oral) to which the Parent or any Subsidiary is a party as of the date of this Agreement:

(i)    any agreement (or group of related agreements) for the lease of personal property from or to third parties;

(ii)    any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services (A) which calls for performance over a period of more than one year, (B) which involves more than the sum of $10,000, or (C) in which the Parent or any Subsidiary has granted manufacturing rights, “most favored nation” pricing provisions or exclusive marketing or distribution rights relating to any products or territory or has agreed to purchase a minimum quantity of goods or services or has agreed to purchase goods or services exclusively from a certain party;

Index to Exhibits

(iii)    any agreement establishing a partnership or joint venture;

(iv)    any agreement (or group of related agreements) under which it has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness (including capitalized lease obligations) involving more than $10,000 or under which it has imposed (or may impose) a Security Interest on any of its assets, tangible or intangible;

(v)    any agreement concerning confidentiality or noncompetition;

(vi)    any employment or consulting agreement;

(vii)    any agreement involving any officer, director or stockholder of the Parent or any Affiliate thereof;

(viii)    any agreement under which the consequences of a default or termination would reasonably be expected to have a Parent Material Adverse Effect;

(ix)    any agreement which contains any provisions requiring the Parent or any Subsidiary to indemnify any other party thereto (excluding indemnities contained in agreements for the purchase, sale or license of products entered into in the Ordinary Course of Business); and

(x)    any other agreement (or group of related agreements) either involving more than $10,000 or not entered into in the Ordinary Course of Business.

(b)    The Parent has delivered or made available to the Company a complete and accurate copy of each agreement listed in Section 3.16 of the Parent Disclosure Schedule. With respect to each agreement so listed: (i) the agreement is legal, valid, binding and enforceable and in full force and effect; (ii) the agreement will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Parent nor any Subsidiary nor, to the knowledge of the Parent, any other party, is in breach or violation of, or default under, any such agreement, and no event has occurred, is pending or, to the knowledge of the Parent, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default by the Parent or any Subsidiary or, to the knowledge of the Parent, any other party under such contract.

3.17    Accounts Receivable. All accounts receivable of the Parent and the Subsidiaries reflected on the Parent Interim Balance Sheet are valid receivables subject to no setoffs or counterclaims and are current and collectible (within 90 days after the date on which it first became due and payable), net of the applicable reserve for bad debts on the Parent Interim Balance Sheet. All accounts receivable reflected in the financial or accounting records of the Parent that have arisen since the Parent Interim Balance Sheet Date are valid receivables subject to no setoffs or counterclaims and are collectible (within 90 days after the date on which it first became due and payable), net of a reserve for bad debts in an amount proportionate to the reserve shown on the Parent Interim Balance Sheet Date.

Index to Exhibits

3.18    Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Parent or any Subsidiary.

3.19    Insurance. Section 3.19 of the Parent Disclosure Schedule lists each insurance policy (including fire, theft, casualty, general liability, workers compensation, business interruption, environmental, product liability and automobile insurance policies and bond and surety arrangements) to which the Parent or any Subsidiary is a party. Such insurance policies are of the type and in amounts customarily carried by organizations conducting businesses or owning assets similar to those of the Parent and the Subsidiaries. There is no material claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy. All premiums due and payable under all such policies have been paid, neither the Parent nor any Subsidiary may be liable for retroactive premiums or similar payments, and the Parent and the Subsidiaries are otherwise in compliance in all material respects with the terms of such policies. The Parent has no knowledge of any threatened termination of, or material premium increase with respect to, any such policy. Each such policy will continue to be enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing.

3.20    Warranties. No service sold or delivered by the Parent or any Subsidiary is subject to any guaranty, warranty, right of credit or other indemnity other than the applicable standard terms and conditions of sale of the Parent or the appropriate Subsidiary.

3.21    Employees.

(a)    Section 3.21 of the Parent Disclosure Schedule contains a list of all employees of the Parent and each Subsidiary along with the position and the annual rate of compensation of each such person. Section 3.21 of the Parent Disclosure Schedule contains a list of all employees of the Parent or any Subsidiary who are a party to a non-competition agreement with the Parent or any Subsidiary; copies of such agreements have previously been delivered to the Company.

(b)    Neither the Parent nor any Subsidiary is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. The Parent has no knowledge of any organizational effort made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to employees of the Parent or any Subsidiary.

3.22    Employee Benefits.

(a)    For purposes of this Agreement, the following terms shall have the following meanings:

(i)    “Employee Benefit Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA), any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), and any other written or oral plan, agreement or arrangement involving direct or indirect compensation, including without limitation insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation.

Index to Exhibits

(ii)    “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(iii)    “ERISA Affiliate” means any entity which is, or at any applicable time was, a member of (1) a controlled group of corporations (as defined in Section 414(b) of the Code), (2) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (3) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company or a Subsidiary.

(b)    Section 3.22(b) of the Parent Disclosure Schedule contains a complete and accurate list of all Employee Benefit Plans maintained, or contributed to, by the Parent, any Subsidiary or any ERISA Affiliate. Complete and accurate copies of (i) all Employee Benefit Plans which have been reduced to writing, (ii) written summaries of all unwritten Employee Benefit Plans, (iii) all related trust agreements, insurance contracts and summary plan descriptions, and (iv) all annual reports filed on IRS Form 5500, 5500C or 5500R and (for all funded plans) all plan financial statements for the last five plan years for each Employee Benefit Plan, have been delivered or made available to the Parent. Each Employee Benefit Plan has been administered in all material respects in accordance with its terms and each of the Parent, the Subsidiaries and the ERISA Affiliates has in all material respects met its obligations with respect to such Employee Benefit Plan and has made all required contributions thereto. The Parent, each Subsidiary, each ERISA Affiliate and each Employee Benefit Plan are in compliance in all material respects with the currently applicable provisions of ERISA and the Code and the regulations thereunder (including without limitation Section 4980 B of the Code, Subtitle K, Chapter 100 of the Code and Sections 601 through 608 and Section 701 et seq. of ERISA). All filings and reports as to each Employee Benefit Plan required to have been submitted to the Internal Revenue Service or to the United States Department of Labor have been duly submitted.

(c)    To the knowledge of the Parent, there are no Legal Proceedings (except claims for benefits payable in the normal operation of the Employee Benefit Plans and proceedings with respect to qualified domestic relations orders) against or involving any Employee Benefit Plan or asserting any rights or claims to benefits under any Employee Benefit Plan that could give rise to any material liability.

(d)    All the Employee Benefit Plans that are intended to be qualified under Section 401(a) of the Code have received determination letters from the Internal Revenue Service to the effect that such Employee Benefit Plans are qualified and the plans and the trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination letter has been revoked and revocation has not been threatened, and no such Employee Benefit Plan has been amended since the date of its most recent determination letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or materially increase its cost. Each Employee Benefit Plan which is required to satisfy Section 401(k)(3) or Section 401(m)(2) of the Code has been tested for compliance with, and satisfies the requirements of, Section 401(k)(3) and Section 401(m)(2) of the Code for each plan year ending prior to the Closing Date.

Index to Exhibits

(e)    Neither the Parent, any Subsidiary, nor any ERISA Affiliate has ever maintained an Employee Benefit Plan subject to Section 412 of the Code or Title IV of ERISA.

(f)    At no time has the Parent, any Subsidiary or any ERISA Affiliate been obligated to contribute to any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA).

(g)    There are no unfunded obligations under any Employee Benefit Plan providing benefits after termination of employment to any employee of the Parent or any Subsidiary (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code or other applicable law and insurance conversion privileges under state law. The assets of each Employee Benefit Plan which is funded are reported at their fair market value on the books and records of such Employee Benefit Plan.

(h)    No act or omission has occurred and no condition exists with respect to any Employee Benefit Plan maintained by the Parent, any Subsidiary or any ERISA Affiliate that would subject the Parent, any Subsidiary or any ERISA Affiliate to (i) any material fine, penalty, tax or liability of any kind imposed under ERISA or the Code or (ii) any contractual indemnification or contribution obligation protecting any fiduciary, insurer or service provider with respect to any Employee Benefit Plan.

(i)    No Employee Benefit Plan is funded by, associated with or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code.

(j)    Each Employee Benefit Plan is amendable and terminable unilaterally by the Parent at any time without liability to the Parent as a result thereof and no Employee Benefit Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Parent from amending or terminating any such Employee Benefit Plan.

(k)    Section 3.22(k) of the Parent Disclosure Schedule discloses each: (i) agreement with any stockholder, director, executive officer or other key employee of the Parent or any Subsidiary (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Parent or any Subsidiary of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such director, executive officer or key employee; (ii) agreement, plan or arrangement under which any person may receive payments from the Parent or any Subsidiary that may be subject to the tax imposed by Section 4999 of the Code or included in the determination of such person’s “parachute payment” under Section 280G of the Code; and (iii) agreement or plan binding the Parent or any Subsidiary, including without limitation any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or Employee Benefit Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. The accruals for vacation, sickness and disability expenses are accounted for on the Most Recent Balance Sheet and are adequate and properly reflect the expenses associated therewith in accordance with generally accepted accounting principles.

Index to Exhibits

3.23    Environmental Matters.

(a)    Each of the Parent and the Subsidiaries has complied with all applicable Environmental Laws, except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. There is no pending or, to the knowledge of the Parent, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Parent or any Subsidiary, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(b)    Set forth in Section 3.23(b) of the Parent Disclosure Schedule is a list of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Parent or a Subsidiary (whether conducted by or on behalf of the Parent or a Subsidiary or a third party, and whether done at the initiative of the Parent or a Subsidiary or directed by a Governmental Entity or other third party) which were issued or conducted during the past five years and which the Parent has possession of or access to. A complete and accurate copy of each such document has been provided to the Parent.

(c)    The Parent is not aware of any material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Parent or any Subsidiary.

3.24    Permits. Section 3.24 of the Parent Disclosure Schedule sets forth a list of all permits, licenses, registrations, certificates, orders or approvals from any Governmental Entity (including without limitation those issued or required under Environmental Laws and those relating to the occupancy or use of owned or leased real property) (“Parent Permits”) issued to or held by the Parent or any Subsidiary. Such listed Permits are the only Parent Permits that are required for the Parent and the Subsidiaries to conduct their respective businesses as presently conducted except for those the absence of which, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. Each such Parent Permit is in full force and effect and, to the knowledge of the Parent, no suspension or cancellation of such Parent Permit is threatened and there is no basis for believing that such Parent Permit will not be renewable upon expiration. Each such Parent Permit will continue in full force and effect immediately following the Closing.

Index to Exhibits

3.25    Certain Business Relationships With Affiliates. No Affiliate of the Parent or of any Subsidiary (a) owns any property or right, tangible or intangible, which is used in the business of the Parent or any Subsidiary, (b) has any claim or cause of action against the Parent or any Subsidiary, or (c) owes any money to, or is owed any money by, the Parent or any Subsidiary. Section 3.25 of the Parent Disclosure Schedule describes any transactions involving the receipt or payment in excess of $5,000 in any fiscal year between the Parent or a Subsidiary and any Affiliate thereof which have occurred or existed since the beginning of the time period covered by the Parent Financial Statements, other than employment agreements.

3.26    Tax-Free Reorganization.

(a)    The Parent (i) is not an “investment company” as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code; (ii) has no present plan or intention to liquidate the Surviving Corporation or to merge the Surviving Corporation with or into any other corporation or entity, or to sell or otherwise dispose of the stock of the Surviving Corporation which Parent will acquire in the Merger, or to cause the Surviving Corporation to sell or otherwise dispose of its assets, all except in the ordinary course of business or if such liquidation, merger, disposition is described in Section 368(a)(2)(C) or Treasury Regulation Section 1.368-2(d)(4) or Section 1368-2(k); (iii) has no present plan or intention, following the Merger, to issue any additional shares of stock of the Surviving Corporation or to create any new class of stock of the Surviving Corporation.

(b)    The Acquisition Subsidiary is a wholly-owned subsidiary of the Parent, formed solely for the purpose of engaging in the Merger, and will carry on no business prior to the Merger.

(c)    Immediately prior to the Merger, the Parent will be in control of Acquisition Subsidiary within the meaning of Section 368(c) of the Code.

(d)    Immediately following the Merger, the Surviving Corporation will hold at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Company immediately prior to the Merger (for purposes of this representation, amounts used by the Company to pay reorganization expenses, if any, will be included as assets of the Company held immediately prior to the Merger).

(e)    The Parent has no present plan or intention to reacquire any of the Merger Shares.

(f)    The Acquisition Subsidiary will have no liabilities assumed by the Surviving Corporation and will not transfer to the Surviving Corporation any assets subject to liabilities in the Merger.

(g)    Following the Merger, the Surviving Corporation will continue the Company’s historic business or use a significant portion of the Company’s historic business assets in a business as required by Section 368 of the Code and the Treasury Regulations promulgated thereunder.

Index to Exhibits

3.27    Brokers’ Fees. Neither the Parent nor the Acquisition Subsidiary has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

3.28    Disclosure. No representation or warranty by the Parent contained in this Agreement or in any of the Transaction Documentation, and no statement contained in the any document, certificate or other instrument delivered or to be delivered by or on behalf of the Parent pursuant to this Agreement or therein, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading. The Parent has disclosed to the Company all material information relating to the business of the Parent or any Subsidiary or the transactions contemplated by this Agreement.

3.29    Interested Party Transactions. To the knowledge of the Parent, no officer, director or stockholder of Parent or any “affiliate” (as such term is defined in Rule 12b-2 under the Exchange Act) or “associate” (as such term is defined in Rule 405 under the Securities Act) of any such person has had, either directly or indirectly, (a) an interest in any person that (i) furnishes or sells services or products that are furnished or sold or are proposed to be furnished or sold by Parent or any Subsidiary or (ii) purchases from or sells or furnishes to Parent or any Subsidiary any goods or services, or (b) a beneficial interest in any contract or agreement to which Parent or any Subsidiary is a party or by which it may be bound or affected. Neither Parent or any Subsidiary has extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Parent or any Subsidiary.

3.30    Duty to Make Inquiry. To the extent that any of the representations or warranties in this Section 3 are qualified by “knowledge” or “belief,” Parent represents and warrants that it has made due and reasonable inquiry and investigation concerning the matters to which such representations and warranties relate, including, but not limited to, diligent inquiry by its directors, officers and key personnel.

3.31    Accountants. Braverman International, P.C. is and has been throughout the periods covered by such financial statements (a) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002, (b) “independent” with respect to Parent within the meaning of Regulation S-X and (c) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the Commission and the Public Company Accounting Oversight Board. Schedule 3.31 lists all non-audit services performed by Braverman International, P.C. for Parent and/or any of Subsidiary since January 1, 2001. None of the reports of Braverman International, P.C. on the financial statements of Parent for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles. During Parent’s two most recent fiscal years and the subsequent interim periods, there were no disagreements with Braverman International, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. None of the reportable events listed in Item 304(a)(1)(iv) of Regulation S-B occurred with respect to Braverman International, P.C.

Index to Exhibits

3.32    Minute Books. The minute books, if any, of Parent and each Subsidiary contain, in all material respects, a complete and accurate summary of all meetings of directors and stockholders or actions by written resolutions since the time of organization of each such corporation through the date of this Agreement, and reflect all transactions referred to in such minutes and resolutions accurately, except for omissions which are not material. Parent has provided true and complete copies of all such minute books, if any, to the Company’s representatives.

3.33    Board Action. The Parent’s Board of Directors (a) has unanimously determined that the Merger is advisable and in the best interests of the Parent’s stockholders and is on terms that are fair to such Parent stockholders and (b) has caused the Parent, in its capacity as the sole shareholder of the Acquisition Subsidiary, and the Board of Directors of the Acquisition Subsidiary, to approve the Merger and this Agreement by written consent.

ARTICLE IV
COVENANTS

4.1    Closing Efforts. Each of the Parties shall use its best efforts, to the extent commercially reasonable (“Reasonable Best Efforts”), to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including without limitation using its Reasonable Best Efforts to ensure that (i) its representations and warranties remain true and correct in all material respects through the Closing Date and (ii) the conditions to the obligations of the other Parties to consummate the Merger are satisfied.

4.2    Governmental and Third-Party Notices and Consents.

(a)    Each Party shall use its Reasonable Best Efforts to obtain, at its expense, all waivers, permits, consents, approvals or other authorizations from Governmental Entities, and to effect all registrations, filings and notices with or to Governmental Entities, as may be required for such Party to consummate the transactions contemplated by this Agreement and to otherwise comply with all applicable laws and regulations in connection with the consummation of the transactions contemplated by this Agreement.

(b)    The Company shall use its Reasonable Best Efforts to obtain, at its expense, all such waivers, consents or approvals from third parties, and to give all such notices to third parties, as are required to be listed in Section 2.4 of the Disclosure Schedule.

4.3    Current Report.

(a)    As soon as reasonably practicable after the execution of this Agreement, the Parties shall prepare a current report on Form 8-K relating to this Agreement and the transactions contemplated hereby (the “Current Report”). Each of the Company and Parent shall use its reasonable efforts to cause the Current Report to be filed with the SEC within four business days of the execution of this Agreement and to otherwise comply with all requirements of applicable federal and state securities laws. Further, the Parties shall prepare and file with the SEC an amendment to the Current Report within four business days after the Closing Date.

Index to Exhibits

4.4    Operation of Business. Except as contemplated by this Agreement, during the period from the date of this Agreement to the Effective Time, the Company shall (and shall cause each Subsidiary to) conduct its operations in the Ordinary Course of Business and in compliance with all applicable laws and regulations and, to the extent consistent therewith, use its Reasonable Best Efforts to preserve intact its current business organization, keep its physical assets in good working condition, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect. Without limiting the generality of the foregoing, prior to the Effective Time, the Company shall not (and shall cause each Subsidiary not to), without the written consent of the Parent:

(a)    issue or sell, or redeem or repurchase, any stock or other securities of the Company or any rights, warrants or options to acquire any such stock or other securities (except pursuant to the conversion or exercise of convertible securities or Options or Warrants outstanding on the date hereof), or amend any of the terms of (including without limitation the vesting of) any such convertible securities or Options or Warrants;

(b)    split, combine or reclassify any shares of its capital stock; declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

(c)    create, incur or assume any indebtedness (including obligations in respect of capital leases); assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to, or investments in, any other person or entity;

(d)    enter into, adopt or amend any Employee Benefit Plan or any employment or severance agreement or arrangement or (except for normal increases in the Ordinary Course of Business for employees who are not Affiliates) increase in any manner the compensation or fringe benefits of, or materially modify the employment terms of, its directors, officers or employees, generally or individually, or pay any bonus or other benefit to its directors, officers or employees;

(e)    acquire, sell, lease, license or dispose of any assets or property (including without limitation any shares or other equity interests in or securities of any Subsidiary or any corporation, partnership, association or other business organization or division thereof), other than purchases and sales of assets in the Ordinary Course of Business;

(f)    mortgage or pledge any of its property or assets or subject any such property or assets to any Security Interest;

(g)    discharge or satisfy any Security Interest or pay any obligation or liability other than in the Ordinary Course of Business;

Index to Exhibits

(h)    amend its charter, by-laws or other organizational documents;

(i)    change in any material respect its accounting methods, principles or practices, except insofar as may be required by a generally applicable change in GAAP;

(j)    enter into, amend, terminate, take or omit to take any action that would constitute a violation of or default under, or waive any rights under, any material contract or agreement;

(k)    institute or settle any Legal Proceeding;

(l)    take any action or fail to take any action permitted by this Agreement with the knowledge that such action or failure to take action would result in (i) any of the representations and warranties of the Company set forth in this Agreement becoming untrue or (ii) any of the conditions to the Merger set forth in Article V not being satisfied; or

(m)    agree in writing or otherwise to take any of the foregoing actions.

4.5    Access to Information.

(a)    The Company shall (and shall cause each Subsidiary to) permit representatives of the Parent to have full access (at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company and the Subsidiaries) to all premises, properties, financial and accounting records, contracts, other records and documents, and personnel, of or pertaining to the Company and each Subsidiary.

(b)    Each of the Parent and the Acquisition Subsidiary (i) shall treat and hold as confidential any Company Confidential Information (as defined below), (ii) shall not use any of the Company Confidential Information except in connection with this Agreement, and (iii) if this Agreement is terminated for any reason whatsoever, shall return to the Company all tangible embodiments (and all copies) thereof which are in its possession. For purposes of this Agreement, “Company Confidential Information” means any confidential or proprietary information of the Company or any Subsidiary that is furnished in writing to the Parent or the Acquisition Subsidiary by the Company or any Subsidiary in connection with this Agreement and is labeled confidential or proprietary; provided, however, that it shall not include any information (A) which, at the time of disclosure, is available publicly, (B) which, after disclosure, becomes available publicly through no fault of the Parent or the Acquisition Subsidiary, (C) which the Parent or the Acquisition Subsidiary knew or to which the Parent or the Acquisition Subsidiary had access prior to disclosure, (D) which the Parent or the Acquisition Subsidiary rightfully obtains from a source other than the Company or a Subsidiary or (E) which either party is required to disclose as a matter of law.

4.6    Operation of Business. Except as contemplated by this Agreement, during the period from the date of this Agreement to the Effective Time, the Parent shall (and shall cause each Subsidiary to) conduct its operations in the Ordinary Course of Business and in compliance with all applicable laws and regulations and, to the extent consistent therewith, use its Reasonable Best Efforts to preserve intact its current business organization, keep its physical assets in good working condition, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect. Without limiting the generality of the foregoing, prior to the Effective Time, the Parent shall not (and shall cause each Subsidiary not to), without the written consent of the Company:

Index to Exhibits

(a)    issue or sell, or redeem or repurchase, any stock or other securities or any rights, warrants or options to acquire any such stock or other securities (except pursuant to the conversion or exercise of convertible securities or Options or Warrants outstanding on the date hereof), or amend any of the terms of (including without limitation the vesting of) any such convertible securities or Options or Warrants, except as contemplated by, and in connection with, the Bridge Loan Documents;

(b)    split, combine or reclassify any shares of its capital stock; declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, excluding any split to reduce the Parent’s issued and outstanding shares of Common Stock to 1,000,000;

(c)    create, incur or assume any indebtedness (including obligations in respect of capital leases); assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to, or investments in, any other person or entity;

(d)    enter into, adopt or amend any Employee Benefit Plan or any employment or severance agreement or arrangement or (except for normal increases in the Ordinary Course of Business for employees who are not Affiliates) increase in any manner the compensation or fringe benefits of, or materially modify the employment terms of, its directors, officers or employees, generally or individually, or pay any bonus or other benefit to its directors, officers or employees;

(e)    acquire, sell, lease, license or dispose of any assets or property (including without limitation any shares or other equity interests in or securities of any Subsidiary or any corporation, partnership, association or other business organization or division thereof), other than purchases and sales of assets in the Ordinary Course of Business;

(f)    mortgage or pledge any of its property or assets or subject any such property or assets to any Security Interest;

(g)    discharge or satisfy any Security Interest or pay any obligation or liability other than in the Ordinary Course of Business;

(h)    amend its charter, by-laws or other organizational documents;

(i)    change in any material respect its accounting methods, principles or practices, except insofar as may be required by a generally applicable change in GAAP;

(j)    enter into, amend, terminate, take or omit to take any action that would constitute a violation of or default under, or waive any rights under, any material contract or agreement;

Index to Exhibits

(k)    institute or settle any Legal Proceeding;

(l)    take any action or fail to take any action permitted by this Agreement with the knowledge that such action or failure to take action would result in (i) any of the representations and warranties of the Parent and/or the Acquisition Subsidiary set forth in this Agreement becoming untrue or (ii) any of the conditions to the Merger set forth in Article V not being satisfied; or

(m)    agree in writing or otherwise to take any of the foregoing actions.

4.7    Access to Information.

(a)    The Parent shall (and shall cause each Subsidiary to) permit representatives of the Company to have full access (at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Parent and the Subsidiaries) to all premises, properties, financial and accounting records, contracts, other records and documents, and personnel, of or pertaining to the Parent and each Subsidiary.

(b)    The Company (i) shall treat and hold as confidential any Parent Confidential Information (as defined below), (ii) shall not use any of the Parent Confidential Information except in connection with this Agreement, and (iii) if this Agreement is terminated for any reason whatsoever, shall return to the Parent all tangible embodiments (and all copies) thereof which are in its possession. For purposes of this Agreement, “Parent Confidential Information” means any confidential or proprietary information of the Parent or any Subsidiary that is furnished in writing to the Company by the Parent or the Acquisition Subsidiary in connection with this Agreement and is labeled confidential or proprietary; provided, however, that it shall not include any information (A) which, at the time of disclosure, is available publicly, (B) which, after disclosure, becomes available publicly through no fault of the Company, (C) which the Company knew or to which the Company had access prior to disclosure or (D) which the Company rightfully obtains from a source other than the Parent or the Acquisition Subsidiary or (E) which either party is required to disclose as a matter of law.

4.8    Expenses. The costs and expenses (including legal fees and expenses of Parent and the Company) incurred in connection with this Agreement and the transactions contemplated hereby shall be payable at Closing from the proceeds of a bridge loan financing of an aggregate of $15,000,000 to the Parent from Highgate House Funds, Ltd. and Prentice Capital Management, LP (the “OXFV Bridge Loan”).

Index to Exhibits

4.9    Indemnification.

(a)    The Parent shall not, for a period of three years after the Effective Time, take any action to alter or impair any exculpatory or indemnification provisions now existing in the Certificate of Incorporation or Bylaws of the Company for the benefit of any individual who served as a director or officer of the Company at any time prior to the Effective Time, except for any changes which may be required to conform with changes in applicable law and any changes which do not affect the application of such provisions to acts or omissions of such individuals prior to the Effective Time.

(b)    From and after the Effective Time, the Parent agrees that it will, and will cause the Surviving Corporation to, indemnify and hold harmless each present and former director and officer of the Company (the “Indemnified Executives”) against any costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under the DGCL and Nevada law (and the Parent and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under DGCL and Nevada law, provided the Indemnified Executive to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Indemnified Executive is not entitled to indemnification).

4.10    Listing of Merger Shares. The Parent shall take whatever steps are necessary to cause the Merger Shares to be eligible for quotation on the NASD’s OTC Bulletin Board.

4.11    Name Change. As soon as practicable following the Effective Time, the Parent shall take whatever steps are necessary to enable it to change its corporate name to Uluru, Inc. or such other name as the Company shall determine.

4.12    Breakup. In recognition of the time energy and effort of the Parent in negotiating, drafting and working towards a Closing, the Company agrees to pay a breakup fee to the Parent if the Closing does not occur by the Closing Date. The breakup fee shall consist of $1.44 million and is payable upon demand.

ARTICLE V
CONDITIONS TO CONSUMMATION OF MERGER

5.1    Conditions to Each Party’s Obligations. The respective obligations of each Party to consummate the Merger are subject to the satisfaction of the following conditions:

(a)    this Agreement and the Merger shall have received the Requisite Company Shareholder Approval;

(b)    the completion of up to $13,000,000 in financing under the Bridge Loan;

Index to Exhibits

(c)    the completion of up to $10,700,000 in financing under the OXFV Bridge Loan;

(d)    the completion of the sale of certain pharmaceutical assets, as set forth in Exhibit D, to the Company from Access Pharmaceuticals, Inc.; and

(e)    satisfactory completion by Parent and Company of all necessary legal due diligence.

5.2    Conditions to Obligations of the Parent and the Acquisition Subsidiary. The obligation of each of the Parent and the Acquisition Subsidiary to consummate the Merger is subject to the satisfaction (or waiver by the Parent) of the following additional conditions, except for any the failure of which to obtain or effect would not have a Company Material Adverse Effect or affect on the ability of the Parties to consummate the transactions contemplated by this Agreement:

(a)    the number of Dissenting Shares shall not exceed 10% of the number of outstanding Company Shares as of the Effective Time;

(b)    the Company and the Subsidiaries shall have obtained (and shall have provided copies thereof to the Parent) all of the waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, referred to in Section 4.2 which are required on the part of the Company or the Subsidiaries;

(c)    the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and shall be true and correct as of the Effective Time as though made as of the Effective Time, except to the extent that the inaccuracy of any such representation or warranty is the result of events or circumstances occurring subsequent to the date of this Agreement and any such inaccuracies, individually or in the aggregate, would not have a Company Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement (it being agreed that any materiality qualifications in particular representations and warranties shall be disregarded in determining whether any such inaccuracies would have a Company Material Adverse Effect for purposes of this Section 5.2(c));

(d)    the Company shall have performed or complied in all material respects with its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time;

(e)    no Legal Proceeding shall be pending wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) have, individually or in the aggregate, a Company Material Adverse Effect, and no such judgment, order, decree, stipulation or injunction shall be in effect;

(f)    the Company shall have delivered to the Parent and the Acquisition Subsidiary a certificate (the “Company Certificate”) to the effect that each of the conditions specified in clauses (a) and (c) of Section 5.1 and clauses (a) through (e) (insofar as clause (e) relates to Legal Proceedings involving the Company or a Subsidiary) of this Section 5.2 is satisfied in all respects; and

Index to Exhibits

(g)    the Parent shall have received from McGuireWoods LLP, counsel to the Company, an opinion with respect to the matters set forth in Exhibit B attached hereto, addressed to the Parent and dated as of the Closing Date.

5.3    Conditions to Obligations of the Company. The obligation of the Company to consummate the Merger is subject to the satisfaction of the following additional conditions, except for any the failure of which to obtain or effect would not have a Parent Material Adverse Effect or affect on the ability of the Parties to consummate the transactions contemplated by this Agreement:

(a)    the Parent shall have effected all of the registrations, filings and notices referred to in Section 4.2 which are required on the part of the Parent;

(b)    the representations and warranties of the Parent set forth in this Agreement shall be true and correct as of the date of this Agreement and shall be true and correct as of the Effective Time as though made as of the Effective Time, except to the extent that the inaccuracy of any such representation or warranty is the result of events or circumstances occurring subsequent to the date of this Agreement and any such inaccuracies, individually or in the aggregate, would not have a Parent Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement (it being agreed that any materiality qualifications in particular representations and warranties shall be disregarded in determining whether any such inaccuracies would have a Parent Material Adverse Effect for purposes of this Section 5.3(b));

(c)    each of the Parent and the Acquisition Subsidiary shall have performed or complied with its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time;

(d)    no Legal Proceeding shall be pending wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) have, individually or in the aggregate, a Parent Material Adverse Effect, and no such judgment, order, decree, stipulation or injunction shall be in effect;

(e)    the Parent shall have delivered to the Company a certificate (the “Parent Certificate”) to the effect that each of the conditions specified in clauses (a) through (d) (insofar as clause (d) relates to Legal Proceedings involving the Parent) of this Section 5.3 is satisfied in all respects;

(f)    the Company shall have received from Gottbetter & Partners, LLP, counsel to the Parent and the Acquisition Subsidiary, an opinion with respect to the matters set forth in Exhibit C attached hereto, addressed to the Company and dated as of the Closing Date;

Index to Exhibits

(g)    the Parent shall have declared and enacted a split of its shares of Common Stock such that the total number of shares of Parent Common Stock issued and outstanding immediately prior to the Effective Time shall equal 1,000,000 and the number of shares of Parent Common Stock issued and outstanding immediately following the Effective Time shall equal 12,000,000

(h)    Kerry P. Gray shall have executed an employment agreement reasonably satisfactory to Kerry P. Gray; and

(i)    the Company shall have received a certificate of Parent’s transfer agent and registrar certifying that as of the Closing Date there are 1,000,000 shares of Common Stock issued and outstanding.

ARTICLE VI
INDEMNIFICATION

6.1    Indemnification by the Company Shareholders. The Indemnifying Shareholders receiving the Merger Shares pursuant to Section 1.5 shall indemnify the Parent in respect of, and hold it harmless against, any and all debts, obligations and other liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), monetary damages, fines, fees, penalties, interest obligations, deficiencies, losses and expenses (including without limitation amounts paid in settlement, interest, court costs, costs of investigators, fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation) (“Damages”) incurred or suffered by the Surviving Corporation or the Parent or any Affiliate thereof resulting from, relating to or constituting:

(a)    any misrepresentation, breach of warranty or failure to perform any covenant or agreement of the Company contained in this Agreement or the Company Certificate;

(b)    any failure of any Company Shareholder to have good, valid and marketable title to the issued and outstanding Company Shares issued in the name of such Company Shareholder, free and clear of all Security Interests; or

(c)    any claim by a shareholder or former shareholder of the Company, or any other person or entity, seeking to assert, or based upon: (i) ownership or rights to ownership of any shares of stock of the Company; (ii) any rights of a shareholder (other than the right to receive the Merger Shares pursuant to this Agreement or appraisal rights under the applicable provisions of the DGCL), including any option, preemptive rights or rights to notice or to vote; (iii) any rights under the Certificate of Incorporation or Bylaws of the Company; or (iv) any claim that his, her or its shares were wrongfully repurchased by the Company.

6.2    Indemnification by the Parent.

(a)    The Parent shall indemnify the Indemnifying Shareholders in respect of, and hold them harmless against, any and all Damages incurred or suffered by the Indemnifying Shareholders resulting from, relating to or constituting any misrepresentation, breach of warranty or failure to perform any covenant or agreement of the Parent or the Acquisition Subsidiary contained in this Agreement or the Parent Certificate.

Index to Exhibits

(b)    The post-Closing adjustment mechanism set forth in Section 1.13 is intended to secure the indemnification obligations of the Parent under this Agreement and shall be the exclusive means for the Indemnifying Shareholders to collect any Damages for which they are entitled to indemnification under this Article VI.

6.3    Indemnification Claims by the Parent.

(a)    In the event the Parent is entitled, or seeks to assert rights, to indemnification under Section 6.1, Parent shall give written notification to the Indemnifying Shareholders of the commencement of any suit or proceeding relating to a third party claim for which indemnification pursuant to this Article VI may be sought. Such notification shall be given within 20 business days after receipt by the Parent of notice of such suit or proceeding, and shall describe in reasonable detail (to the extent known by the Parent) the facts constituting the basis for such suit or proceeding and the amount of the claimed damages; provided, however, that no delay on the part of the Parent in notifying the Indemnifying Shareholders shall relieve the Indemnifying Shareholders of any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such failure. Within 20 days after delivery of such notification, the Indemnifying Shareholders may, upon written notice thereof to the Parent, assume control of the defense of such suit or proceeding with counsel reasonably satisfactory to the Parent; provided that (i) the Indemnifying Shareholders may only assume control of such defense if (A) it acknowledges in writing to the Parent that any damages, fines, costs or other liabilities that may be assessed against the Parent in connection with such suit or proceeding constitute Damages for which the Parent shall be indemnified pursuant to this Article VI and (B) the ad damnum is less than or equal to the amount of Damages for which the Indemnifying Shareholders is liable under this Article VI and (ii) the Indemnifying Shareholders may not assume control of the defense of a suit or proceeding involving criminal liability or in which equitable relief is sought against the Parent. If the Indemnifying Shareholders do not so assume control of such defense, the Parent shall control such defense. The party not controlling such defense (the “Non-controlling Party”) may participate therein at its own expense; provided that if the Indemnifying Shareholders assume control of such defense and the Parent reasonably concludes that the Indemnifying Shareholders and the Parent have conflicting interests or different defenses available with respect to such suit or proceeding, the reasonable fees and expenses of counsel to the Parent shall be considered “Damages” for purposes of this Agreement. The party controlling such defense (the “Controlling Party”) shall keep the Non-controlling Party advised of the status of such suit or proceeding and the defense thereof and shall consider in good faith recommendations made by the Non-controlling Party with respect thereto. The Non-controlling Party shall furnish the Controlling Party with such information as it may have with respect to such suit or proceeding (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such suit or proceeding. The Indemnifying Shareholders shall not agree to any settlement of, or the entry of any judgment arising from, any such suit or proceeding without the prior written consent of the Parent, which shall not be unreasonably withheld or delayed; provided that the consent of the Parent shall not be required if the Indemnifying Shareholders agree in writing to pay any amounts payable pursuant to such settlement or judgment and such settlement or judgment includes a complete release of the Parent from further liability and has no other adverse effect on the Parent. The Parent shall not agree to any settlement of, or the entry of any judgment arising from, any such suit or proceeding without the prior written consent of the Indemnifying Shareholders, which shall not be unreasonably withheld or delayed.

Index to Exhibits

(b)    In order to seek indemnification under this Article VI, Parent shall give written notification (a “Claim Notice”) to the Indemnifying Shareholders which contains (i) a description and the amount (the “Claimed Amount”) of any Damages incurred or reasonably expected to be incurred by the Parent, (ii) a statement that the Parent is entitled to indemnification under this Article VI for such Damages and a reasonable explanation of the basis therefor, and (iii) a demand for payment (in the manner provided in paragraph (c) below) in the amount of such Damages. The Indemnifying Shareholders shall deliver a copy of the Claim Notice to the Escrow Agent.

(c)    Within 20 days after delivery of a Claim Notice, the Indemnifying Shareholders shall deliver to the Parent a written response (the “Response”) in which the Indemnifying Shareholders shall: (i) agree that the Parent is entitled to receive all of the Claimed Amount (in which case the Indemnifying Shareholders and the Parent shall deliver to the Escrow Agent, within three days following the delivery of the Response, a written notice executed by both parties instructing the Escrow Agent to distribute to the Parent such number of Escrow Shares as have an aggregate Value (as defined below) equal to the Claimed Amount), (ii) agree that the Parent is entitled to receive part, but not all, of the Claimed Amount (the “Agreed Amount”) (in which case the Indemnifying Shareholders and the Parent shall deliver to the Escrow Agent, within three days following the delivery of the Response, a written notice executed by both parties instructing the Escrow Agent to distribute to the Parent such number of Escrow Shares as have an aggregate Value (as defined below) equal to the Agreed Amount) or (iii) dispute that the Parent is entitled to receive any of the Claimed Amount. If the Indemnifying Shareholders in the Response disputes its liability for all or part of the Claimed Amount, the Indemnifying Shareholders and the Parent shall follow the procedures set forth in Section 6.3(d) for the resolution of such dispute (a “Dispute”). For purposes of this Article VI, the “Value” of any Escrow Shares delivered in satisfaction of an indemnity claim shall be $1.00 per Escrow Share (subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split or similar event affecting the Parent Common Stock since the Closing Date), multiplied by the number of such Escrow Shares.

(d)    During the 60-day period following the delivery of a Response that reflects a Dispute, the Indemnifying Shareholders and the Parent shall use good faith efforts to resolve the Dispute. If the Dispute is not resolved within such 60-day period, the Indemnifying Shareholders and the Parent shall discuss in good faith the submission of the Dispute to a mutually acceptable alternative dispute resolution procedure (which may be non-binding or binding upon the parties, as they agree in advance) (the “ADR Procedure”). In the event the Indemnifying Shareholders and the Parent agree upon an ADR Procedure, such parties shall, in consultation with the chosen dispute resolution service (the “ADR Service”), promptly agree upon a format and timetable for the ADR Procedure, agree upon the rules applicable to the ADR Procedure, and promptly undertake the ADR Procedure. The provisions of this Section 6.3(d) shall not obligate the Indemnifying Shareholders and the Parent to pursue an ADR Procedure or prevent either such party from pursuing the Dispute in a court of competent jurisdiction; provided that, if the Indemnifying Shareholders and the Parent agree to pursue an ADR Procedure, neither the Indemnifying Shareholders nor the Parent may commence litigation or seek other remedies with respect to the Dispute prior to the completion of such ADR Procedure. Any ADR Procedure undertaken by the Indemnifying Shareholders and the Parent shall be considered a compromise negotiation for purposes of federal and state rules of evidence, and all statements, offers, opinions and disclosures (whether written or oral) made in the course of the ADR Procedure by or on behalf of the Indemnifying Shareholders, the Parent or the ADR Service shall be treated as confidential and, where appropriate, as privileged work product. Such statements, offers, opinions and disclosures shall not be discoverable or admissible for any purposes in any litigation or other proceeding relating to the Dispute (provided that this sentence shall not be construed to exclude from discovery or admission any matter that is otherwise discoverable or admissible). The fees and expenses of any ADR Service used by the Indemnifying Shareholders and the Parent shall be shared equally by the Indemnifying Shareholders and the Parent. The Parent and the Indemnifying Shareholders shall deliver to the Escrow Agent, promptly following the resolution of the Dispute (whether by mutual agreement, pursuant to an ADR Procedure, as a result of a judicial decision or otherwise), a written notice executed by both parties instructing the Escrow Agent as to what (if any) portion of the Escrow Shares shall be distributed to the Parent (which notice shall be consistent with the terms of the resolution of the Dispute).

Index to Exhibits

(e)    Notwithstanding the other provisions of this Section 6.3, if a third party asserts (other than by means of a lawsuit) that the Parent is liable to such third party for a monetary or other obligation which may constitute or result in Damages for which such Parent may be entitled to indemnification pursuant to this Article VI, and the Parent reasonably determines that it has a valid business reason to fulfill such obligation, then (i)  Parent shall be entitled to satisfy such obligation, without prior notice to or consent from the Indemnifying Shareholders, (ii)  Parent may subsequently make a claim for indemnification in accordance with the provisions of this Article VI, and (iii)  Parent shall be reimbursed, in accordance with the provisions of this Article VI, for any such Damages for which it is entitled to indemnification pursuant to this Article VI (subject to the right of the Indemnifying Shareholders to dispute the Parent’s entitlement to indemnification, or the amount for which it is entitled to indemnification, under the terms of this Article VI).

(f)    For purposes of this Section 6.3 and the last two sentences of Section 6.4, any references to the Indemnifying Shareholders (except provisions relating to an obligation to make or a right to receive any payments provided for in Section 6.3 or Section 6.4) shall be deemed to refer to the Indemnification Representatives. The Indemnification Representatives shall have full power and authority on behalf of each Indemnifying Stockholder to take any and all actions on behalf of, execute any and all instruments on behalf of, and execute or waive any and all rights of, the Indemnifying Shareholders under this Article VI. The Indemnification Representatives shall have no liability to any Indemnifying Stockholder for any action taken or omitted on behalf of the Indemnifying Shareholders pursuant to this Article VI.

(g)    The limit on the aggregate number of shares of the Company’s common stock that the Parent can seek to receive as indemnification under this Section 6.3 is limited to 1,200,000 shares, including the Escrow Shares.

6.4    Survival of Representations and Warranties. All representations and warranties contained in this Agreement, the Company Certificate or the Parent Certificate shall (a) survive the Closing and any investigation at any time made by or on behalf of Parent or the Indemnifying Shareholders and (b) shall expire on the date two years following the Closing Date. If Parent delivers to an Indemnifying Shareholders, before expiration of a representation or warranty, either a Claim Notice based upon a breach of such representation or warranty, or a notice that, as a result a legal proceeding instituted by or written claim made by a third party, the Parent reasonably expects to incur Damages as a result of a breach of such representation or warranty (an “Expected Claim Notice”), then such representation or warranty shall survive until, but only for purposes of, the resolution of the matter covered by such notice. If the legal proceeding or written claim with respect to which an Expected Claim Notice has been given is definitively withdrawn or resolved in favor of the Parent, the Parent shall promptly so notify the Indemnifying Shareholders; and if the Parent has delivered a copy of the Expected Claim Notice to the Escrow Agent and Escrow Shares have been retained in escrow after the Termination Date (as defined in the Escrow Agreement) with respect to such Expected Claim Notice, the Indemnifying Shareholders and the Parent shall promptly deliver to the Escrow Agent a written notice executed by both parties instructing the Escrow Agent to distribute such retained Escrow Shares to the Indemnifying Shareholders in accordance with the terms of the Escrow Agreement.

Index to Exhibits

ARTICLE VII
[INTENTIONALLY LEFT BLANK]

Index to Exhibits

ARTICLE VIII
TERMINATION

8.1    Termination by Mutual Agreement. This Agreement may be terminated at any time by mutual consent of the parties hereto, provided that such consent to terminate is in writing and is signed by each of the parties hereto.

8.2    Termination for Failure to Close. This Agreement shall be automatically terminated if the Closing Date shall not have occurred by December 6, 2005.

8.3    Termination by Operation of Law. This Agreement may be terminated by any party hereto if there shall be any statute, rule or regulation that renders consummation of the transactions contemplated by this Agreement (the “Contemplated Transactions) illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an order, decree or ruling, or has taken any other action restraining, enjoining or otherwise prohibiting the consummation of such transactions and such order, decree, ruling or other action shall have become final and nonappealable.

8.4    Termination for Failure to Perform Covenants or Conditions. This Agreement may be terminated prior to the Effective Time:

(a)    by the Parent and the Acquisition Subsidiary if: (i) any of the representations and warranties made in this Agreement by the Company shall not be materially true and correct, when made or at any time prior to consummation of the Contemplated Transactions as if made at and as of such time; (ii) any of the conditions set forth in Section 5.2 hereof have not been fulfilled in all material respects by the Closing Date; (iii) the Company shall have failed to observe or perform any of its material obligations under this Agreement; or (iv) as otherwise set forth herein; or

(b)    by the Company if: (i) any of the representations and warranties of the Parent or the Acquisition Subsidiary shall not be materially true and correct when made or at any time prior to consummation of the Contemplated Transactions as if made at and as of such time; (ii) any of the conditions set forth in Section 5.3 hereof have not been fulfilled in all material respects by the Closing Date; (iii) the Parent or the Acquisition Subsidiary shall have failed to observe or perform any of their material respective obligations under this Agreement; or (iv) as otherwise set forth herein.

8.5    Effect of Termination or Default; Remedies. In the event of termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto, provided that such party is a Non-Defaulting Party (as defined below). The foregoing shall not relieve any party from liability for damages actually incurred as a result of such party’s breach of any term or provision of this Agreement.

8.6    Remedies; Specific Performance. In the event that any party shall fail or refuse to consummate the Contemplated Transactions or if any default under or beach of any representation, warranty, covenant or condition of this Agreement on the part of any party (the “Defaulting Party”) shall have occurred that results in the failure to consummate the Contemplated Transactions, then in addition to the other remedies provided herein, the non-defaulting party (the “Non-Defaulting Party”) shall be entitled to seek and obtain money damages from the Defaulting Party, or may seek to obtain an order of specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that the Non-Defaulting Party seeking such protection must file its request with such court within forty-five (45) days after it becomes aware of the Defaulting Party’s failure, refusal, default or breach. In addition, the Non-Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and reasonable attorneys’ fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.

Index to Exhibits

ARTICLE IX
MISCELLANEOUS

9.1    Press Releases and Announcements. No Party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law, regulation or stock market rule (in which case the disclosing Party shall use reasonable efforts to advise the other Parties and provide them with a copy of the proposed disclosure prior to making the disclosure).

9.2    No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns; provided, however, that (a) the provisions in Article I concerning issuance of the Merger Shares and Article VI concerning indemnification are intended for the benefit of the Company Shareholders and (b) the provisions in Section 4.9 concerning indemnification are intended for the benefit of the individuals specified therein and their successors and assigns.

9.3    Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, with respect to the subject matter hereof.

9.4    Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties; provided that the Acquisition Subsidiary may assign its rights, interests and obligations hereunder to an Affiliate of the Parent.

9.5    Counterparts and Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

9.6    Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Index to Exhibits

9.7    Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to the Company, to:	Uluru Inc.
4939 Stonyford Dr.
Dallas, Texas 75287
Attention: Kerry P. Gray, President
Telephone: (972) 250-6383
Facsimile: (972) 6363

With a copy to:	McGuireWoods LLP
1345 Avenue of the Americas
New York, NY 10105
Attention: Louis W. Zehil, Esq.
Telephone: (212) 548-2138
Facsimile: (212) 548-2175

If to the Parent, to:	Oxford Ventures, Inc.
4655 East Ivy Street, Suite 101
Mesa, AZ 85215
Attn: Daniel Leonard
Telephone: (402) 763-9511
Facsimile: (402) 681-4635

With copy to:	Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY 10022
Attention: Adam S. Gottbetter, Esq.
Telephone: (212) 400-6900
Facsimile: (212) 400-6901

Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

9.8    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

Index to Exhibits

9.9    Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time; provided, however, that any amendment effected subsequent to the Requisite Parent Stockholder Approval shall be subject to any restrictions contained in the Nevada Revised Statutes. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver. No waiver by any Party with respect to any default, misrepresentation or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

9.10    Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

9.11    Submission to Jurisdiction. Each of the Parties (a) submits to the jurisdiction of any state or federal court sitting in the County of Los Angeles in the State of Delaware in any action or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, and (c) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Any Party may make service on another Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 9.7. Nothing in this Section 9.11, however, shall affect the right of any Party to serve legal process in any other manner permitted by law.

Index to Exhibits

9.12    Construction.

(a)    The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

(b)    Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

[SIGNATURE PAGE FOLLOWS]

Index to Exhibits

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

PARENT
OXFORD VENTURES, INC.

By:  /s/ Daniel Leonard

Name:  Daniel Leonard
Title:    President and Chief Executive Officer

ACQUISITION SUBSIDIARY
ULURU ACQUISITION CORP.

By:  /s/ Daniel Leonard

Name:  Daniel Leonard
Title:    President and Chief Executive Officer

COMPANY
ULURU, INC.

By: /s/ Kerry P. Gray

Name:  Kerry P. Gray
Title:    Chief Executive Officer

Index to Exhibits

EXHIBIT 5

FINANCIAL STATEMENTS

TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC. AND SUBSIDIARIES

DECEMBER 31, 2004 AND 2003

Index to Exhibits

Index to Exhibits

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Uluru, Inc.
Dallas, Texas

We have audited the accompanying statements of the net assets of the Topical Business Component of Access Pharmaceuticals, Inc. and Subsidiaries (a Delaware corporation) as of December 31, 2004 and 2003, and the related statements of operations and cash flows for each of the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying audited financial statements were prepared to present the statement of the net assets of the Topical Business Component of Access Pharmaceuticals, Inc. and Subsidiaries, and the results of its operations and cash flows for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

Access Pharmaceuticals, Inc. entered into an asset sales agreement on October 11, 2005, with Uluru, Inc. in which Uluru, Inc. agreed to acquire the assets of the topical component of Access Pharmaceuticals, Inc. and assume related liabilities of that component which exist at a closing date to be determined.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Topical Business Component of Access Pharmaceuticals, Inc. and Subsidiaries as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Braverman International, P.C.
Prescott, Arizona
November 18, 2005

Index to Exhibits

TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC.
AND SUBSIDIARIES
STATEMENTS OF NET ASSETS
AS OF DECEMBER 31, 2003 & 2004

(ALL ASSETS ARE PLEDGED AS SECURITY)

	2004	2003
ASSETS
CURRENT ASSETS:
Trade accounts receivable	$131,820	$42,720
Inventory	125,287	108,237
Prepaid expenses	110,500	97,314
Deferred charge	203,581	24,052
TOTAL CURRENT ASSETS	571,188	272,323

OTHER ASSETS:
Property and equipment, net of depreciation	214,072	186,811
Deferred charge	187,312
Restricted cash	839,356	342,068
License fees receivable		531,358
Deposit	27,200
Patents, net of amortization	1,100,935	1,270,528
TOTAL ASSETS	$2,940,063	$2,603,088

LIABILITIES
CURRENT LIABILITIES:
Accounts payable	$402,970	$258, 271
Accrued liabilities	354,342	386,528
Current portion of capital lease obligations	79,497	42,000
Deferred revenue	56,575	38,349
TOTAL CURRENT LIABILITIES	893,384	725,148

OTHER LIABILITIES:
Deferred revenue	1,374,490	1,357,968
Capital lease obligations	35,145	49,000
TOTAL LIABILITIES	2,303,019	2,132,116
NET ASSETS	$637,044	$470,972

SEE ACCOMPANYING NOTES

Index to Exhibits

TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC.
AND SUBSIDIARIES
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2004 & 2003

	2004	2003
REVENUES
Net sales	$350,575	$532,022
Licensing revenues	142,143	747,283
Royalties	94,156	33,686
Total revenues	586,874	1,312,991

COST OF GOODS SOLD	239,276	276,536

GROSS PROFIT	347,598	1,036,455

COSTS AND EXPENSES:
General and administration	1,616,864	1,035,031
Research and development	1,615,071	2,426,101
Depreciation and amortization	211,561	200,748

TOTAL COSTS AND EXPENSES	3,443,496	3,661,880

OPERATING LOSS	(3,095,898)	(2,625,425)

OTHER INCOME (EXPENSE)
Interest	(118,320)	(2,885)
Currency translation losses	(58,342)	(47,064)
Other	97,233	2,280,049

TOTAL OTHER EXPENSES	(79,429)	2,230,100
NET ( LOSS)	$(3,175,327)	$(395,325)

SEE ACCOMPANYING NOTES

Index to Exhibits

TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC. AND SUBSIDIARIES
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

OPERATING ACTIVITIES
Net (loss) from operations	$(3,175,327)	$(395,325)
Adjustments to reconcile net loss to net cash provided (used) by operating activities
Warrants issued in payment of consulting expenses		19,950
Amortization of restricted stock grants	44,046	40,910
Depreciation and amortization	211,560	200,748
Amortization of deferred revenue	(53,575)	(33,575)
Amortization of deferred charge	65,000
Changes in operating assets and liabilities
Accounts receivable	(186,333)	294,753
Inventory	(17,050)	352,845
Prepaid expenses and deferred charge	(192,715)	150,940
Accounts payable	144,699	(284,166)
Accrued liabilities	(32,186)	127,132
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	(3,191,881)	474,212

INVESTING ACTIVITIES
Purchased of equipment	(69,229)	(173,891)
Deposit	(27,200)
Restricted cash	(497,288)	(342,068)
Increase in deferred charge	(252,312)	—
NET CASH USED BY INVESTING ACTIVITIES	(846,029)	(515,959)

FINANCING ACTIVITIES
Decrease in note payable		(500,000)
Increase in capital lease obligations	65,642	91,000
Decrease in capital lease obligations	(42,000)
Increase in deferred revenue	88,323	247,064
Advances from licensee	628,591	294,336
Financing provided by (to) Access Pharmaceuticals, Inc.	3,297,354	(90,653)
NET CASH PROVIDED BY FINANCING ACTIVITIES	4,037,910	41,747

NET INCREASE IN CASH	—	—
CASH, BEGINNING OF YEAR	—	—
CASH, END OF YEAR	$—	$—
CASH PAID FOR INTEREST	$118,320	$2,885

SEE ACCOMPANYING NOTES

Index to Exhibits

TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 1 - Description of Business:

ULURU Inc. is a Delaware corporation in the development stage. It is a diversified emerging pharmaceutical company engaged in the development of novel therapeutics based primarily on the adaptation of existing therapeutic agents using its proprietary drug delivery platforms.

Topical (the “Business”) represents a component of the consolidated operations of Access Pharmaceuticals Inc. and its subsidiary companies, a Delaware corporation (API or the “Company”). The Business consists of three patented drug delivery technologies from which three products have been approved for marketing in various global markets. In addition, numerous products are under development utilizing the mucoadhesive film and nanoparticle aggregate technologies. The Business’ customer base consists of numerous strategic alliances with partners throughout the world to manufacture and market our products. Continuing operations of the Business include a research and development facility in Dallas, Texas, a third party distribution arrangement for the sale of a product in the United States and the network of strategic partners globally.

Uluru, Inc. entered into an Asset Purchase Agreement (the “Agreement”) with API. The Agreement provides for the sale of the topical product assets and the assumption of certain capital lease obligations associated with equipment used by the Business. Under the terms of the Agreement, the Company will sell all assets used in the Topical component including inventory, capital equipment and intellectual property that could be specifically identified as associated with the Topical component. The sale is to exclude all liabilities of the Company except the assumed capital and operating leases applicable to the assets to be sold, and all non-equipment related debt. The sale was consummated on October 12, 2005.

Note 2 - Summary of significant accounting policies:

Basis of Financial Statement Presentation

Throughout the period covered by the accompanying financial statements, the Business’ operations are accounted for as a part of the Company. The accompanying financial statements have been carved out from the Company’s historical accounting records. Certain operations of the Business include a sharing of facilities, personnel and other resources with other Company operations. These financial statements should be read in conjunction with the Company’s consolidated financial statements and notes thereto contained in the Company’s Form 10-KSB for the years ended December 31, 2004.

The Company’s financial systems are not entirely aligned on a basis that is specific to the Business, and thus are not designed to separately track all assets/liabilities and receipts/payments related to the Business. Cash requirements of the Business are provided directly by the Company and cash generated by the Business is remitted directly to the Company, in a manner that is commingled with that of non-Business operations. Transaction systems (e.g. payroll, employee benefits, accounts payable) for Business and non-Business operations used to record and account for cash disbursements are provided by centralized systems of the Company.

Index to Exhibits

TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

The statements of the net assets of the Topical component were prepared to show the net assets of that component and omit any equity by or liability to the Company. However, to prepare the statements of cash flows for the Business, funds provided by or to the Company in connection with the affairs of the Topical component were included therein as a financing activity in arriving at the zero cash balances existing on the statements of Topical net assets as of December 31, 2004, 2003 and 2002.

The accompanying financial statements of the Business were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission wherein Uluru, Inc. is required to file the Business’s audited financial statements in connection with a pending merger. The presentation of these financial statements reflects historic cost values of the Business.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided using the straight-line method over estimated useful lives ranging from three to seven years.

Deferred Charge

From time to time fees are payable to the Federal Drug Administration in connection with new drug applications submitted by the Company. Such fees are considered deferred charges since they are not recoverable unless the related drug is accepted and approved by the FDA for use or sale by the Company to the general public. Such fees are being amortized ratably over the period of 12 months beginning with the month such fees were paid.

Patents and Applications

We expense internal patent and application costs as incurred because, even though we believe the patents and underlying processes have continuing value, the amount of future benefits to be derived therefrom are uncertain. Purchased patents are capitalized and amortized over the lives of the patents.

Allowance for Doubtful Accounts

The company estimates the collectibility of its trade accounts receivable. In order to assess the collectibility of these receivables, the Company monitors the current creditworthiness of each customer and analyzes the balances aged beyond the customer’s credit terms. Theses evaluations may indicate a situation in which a certain customer cannot meet its financial obligations due to deterioration of its financial viability, credit ratings or bankruptcy. The allowance requirements are based on current facts and are reevaluated and adjusted as additional information is received. Trade accounts receivable are subject to an allowance for collection when it is probable that the balance will not be collected. As of December 31, 2004 and 2003, no allowance for collectibility was needed.

Index to Exhibits

TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

Research and Development Expenses

Pursuant to SFAS No. 2, “Accounting for Research and Development Costs,” our research and development costs are expensed as incurred. Research and development expenses include, but are not limited to, payroll and related expense, lab supplies, preclinical, development cost, clinical trial expense, outside manufacturing and consulting. The cost of materials and equipment or facilities that are acquired for research and development activities and that have alternative future uses are capitalized when acquired. As of December 31, 2004 and 2003, there were no such capitalized materials, equipment or facilities.

Use of Estimates and Assumptions

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In addition, the accompanying financial statements include allocations that Company management believes to be reasonable under the circumstances. However, the results of these allocations are not necessarily indicative of the actual results of operations that would have been obtained if the business had been operated as a separate entity during the periods presented, and do not present expectations of the future operating results of the business.

Inventory

Raw materials and finished goods inventories are directly attributable to the Business. Inventories are stated at the lower of cost or market value. Raw material inventory cost is determined on the first-in, first-out method. Costs of finished goods are determined by an actual cost method.

Revenue Recognition

Net sales in the accompanying statement of operations are specifically attributable to the Business. The Business recognizes revenue and related costs from the sale of its products at the time the products are shipped to the customer. Licensing revenues are recognized over the period of our performance obligation. Licensing agreements generally require payments of fees on executing the agreement with milestone payments based on regulatory approvals and cumulative sales. Some agreements allow for the return of a portion of the initial execution fee if regulatory approvals are not received. In these cases the refundable balance is included as deferred revenue. Many of our agreements are for ten years with automatic extensions. Sponsored research and development revenues are recognized as research and development activities are performed under the terms of research contracts. Advance payments received are recorded as deferred revenue until the related research activities are performed. Royalty income is recognized as earned at the time the licensed product is sold. Option revenues are recognized when the earnings process is completed pursuant to the terms of the respective contracts.

Index to Exhibits

TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

Costs of Goods Sold

Cost of goods sold includes direct materials, labor and overhead costs specifically attributable to the Business.

General and Administrative Expenses

General and administrative expenses include costs specifically identifiable to the Business and allocated corporate overhead expenses. All corporate overhead, including expenses such as salaries, insurance, data processing and professional fees, are allocated based primarily upon relative activities of the Business in relation to total activities of the Company.

Depreciation

Depreciation expense is specifically attributable to property and equipment used in operations of the Business.

Restricted Cash

Restricted cash is cash that is committed for a particular purpose. We have restricted cash as of December 31, 2004 and 2003, amounting to $839,356 and $342,068, respectively. Pursuant to a license agreement, the licensee advanced the stated amounts for which an underlying letter of credit to the licensee was issued to ensure that such funds were available for refund in the event the licensee was unable to obtain regulatory authority in any or all of seven countries specified in the agreement. To date no regulatory authority was obtained.

The restricted cash amounts have been adjusted to reflect the value refundable in Euros, the functional currency of the licensee. Accordingly, as of December 31, 2004 and 2003, the U. S. currency received was adjusted to the Euro amounts owed at those dates, resulting in a currency translation exchange loss of $58,342 and gain of $47,064, respectively.

Interest

Interest expense is allocated based on net capital employed associated with operations of the Business.

Financial Instruments and Concentration of Credit Risk

The financial instruments that potentially subject the Business to concentrations of credit risk are trade receivables. Trade receivables are unsecured; however, management seeks to control concentration of credit risk by establishing and continuously monitoring credit limits. In addition, the credit risk concentration is limited due to the geographic dispersion of customers.

Income Taxes

API had no reported income taxes applicable to operations as it had incurred losses since inception. All deferred tax assets were completely offset by valuation allowances.

The financial statements of the Business are a “carve out” component of API and as such, no income taxes would be applicable since it does not comport to be a separate entity for which income taxes would apply. In addition, the historical results of operations for the Business were losses, therefore, no income taxes would be attributable to such losses, except for deferred taxes which would be offset completely by a valuation allowance, since it is more likely than not that such deferred taxes would be realized in the subsequent year.

Index to Exhibits

TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

Interest

Interest expense is allocated based on net capital employed associated with operations of the Business.

Note 3 - Recent Accounting Pronouncement

SFAS 123R  Accounting for Stock Based Compensation

On December 16, 2004, the FASB issued FAS 123R, “Share-Based Payment - And Amendment of FASB Statements No. 123 and 95”, (FAS 123R) which is effective for public companies in periods beginning after June 15, 2005. We will be required to implement the proposed standard no later than the quarter that begins July1, 2005. The cumulative effect of adoption, if any, applied on a modified prospective basis, would be measured and recognized on July 1, 2005. FAS 123R addresses the accounting for transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. FAS 123R would eliminate the ability to account for share-based compensation transactions using APB 25, and generally would require instead that such transactions be accounted for using a fair-valued based method. Companies will be required to recognize an expense for compensation cost related to share-based payment arrangements including stock options and employee stock purchase plans.

Note 4 - Patent Acquisition

On July 22, 2002, the Company acquired from GlaxoSmithKline the patents, trademarks and technology covering the use of amlexanox for the treatment of mucosal and skin disorders. The two major components of the acquisition are the US marketing rights to amlexanox 5% paste which is currently marketed for the treatment of canker sores under the trademark Aphthasol(R), and the remaining worldwide marketing rights for this indication which were the subject of a prior licensing agreement between the companies. Under the terms of the agreement, the Company made an initial upfront payment of $750,000 and an additional payment of $250,000 on January 22, 2003. The balance of $250,000 was forgiven as part of the settlement agreement with Block Drug Company as further described in Note 9.

We amortize the cost of the above patent and related licenses totaling $1,586,403 over their useful lives of approximately 9 years. The amortization annually for 2004 and 2003, was $169,593. Accumulated amortization at those dates was $485,468 and $315,875, respectively. For the next 5 years amortization expense would be $169,593.

Index to Exhibits

TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 5 - Inventory

	December 31,
	2004	2003

Raw Materials	$7,194	$108,237
Finished Goods	118,093	—
Total Inventory	$125,287	$108,237

Note 6- Property and Equipment

Property and equipment consists of the following:

	December 31,
	2004	2003

Laboratory equipment	$276,428	$210,891
Laboratory and building improvements	22,196	22,196
Furniture and equipment	9,833	6,141
Total cost	308,457	239,228

Less accumulated depreciation and amortization	94,385	52,418
Net property and equipment	$214,072	$186,811

Depreciation and amortization on property and equipment was $41,967 and $31,155 for the years ended December 31, 2004 and 2003, respectively.

Note 7- 401(k) Plan

We have tax-qualified employee savings and retirement plan (the “401(k) Plan”) covering all our employees. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($13,000 in 2004 and $12,000 in 2003) and to have the amount of such reduction contributed to the 401(k) Plan. We have a 401(k) matching program whereby we contribute for each dollar a participant contributes a like amount, with a maximum contribution of 2% of a participant’s earnings. The 401(k) Plan is intended to qualify under Section 401 of the Internal Revenue Code so that contributions by employees or by the Company to the 401(k) Plan, and income earned on 401(k) Plan contributions, are not taxable to employees until withdrawn form the 401(k) Plan, and so that contributions by the Company, if any, will be deductible by us when made. At the direction of each participant, we invest the assets of the 401(k) Plan in any of 23 investment options. Company contributions under the 401(k) Plan were $19,322 in 2004 and $22,315 in 2003.

Index to Exhibits

TOPICAL BUSINESS COMPONENT OF ACCESS PHARMACEUTICALS, INC. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

Note 8 - Contingent Asset

The statements of Net Assets of the Business omit a receivable from the FDA amounting to $573,500 which originated from the required payment by the Company to the FDA in connection with a Topical drug application which was supposed to be refunded in its entirety once the underlying approval of the drug and its related information was submitted and accepted by them. As of December 31, 2004 the drug was approved, however, the refund had been in process for over a year and to date the FDA has not refunded or approved all of the information submitted by the Company. Accordingly this receivable has been omitted in the accompanying financial statements based on the questionable collection of the amount at the dates thereof.

Note 9 - Settlement With Block Drug Company

 On July 22, 2002 the Company entered into a Supply Agreement whereby Block Drug Company (Block) was required to produce Aphthasol(R) for us for a defined period of time at its Puerto Rico facility. Subsequently we were advised by Block that it was unable to produce Aphthasol(R) for us pursuant to the Supply Agreement. In May 2003, we reached a settlement with Block relating to this matter whereby Block made a one-time cash payment to us of $2,280,000 which is included in Miscellaneous Income for the year ended December 31, 2003. Block was relieved of its obligations under the Supply Agreement and the related Asset Sale Agreement, pursuant to which we had purchased certain assets relating to amlexanox and Aphthasol(R) from Block. The Company was relieved from certain future obligations under the Asset Sale Agreement.

Note 10 - Subsequent Event of the Company

As of March 30, 2005, the Company executed a securities purchase agreement with Cornell Capital Partners and Highgate House Funds. Under the securities purchase agreement, upon closing Cornell Capital Partners and Highgate House Funds are obligated to purchase an aggregate of $2,633,000 principal amount of secured convertible debentures from the Company (net proceeds to the Company of $2,360,000). The secured convertible debentures accrue interest at a rate of 7% per year and mature 12 months from the issuance date with scheduled monthly repayment commencing on November 1, 2005 to the extent that the secured convertible debenture has not been converted to common stock. The secured convertible debenture is convertible into the Company's common stock at the holder's option any time up to maturity at a conversion price equal to $4.00. The secured convertible debentures are secured by all of the assets of the Company even though such debentures are not included in the accompanying financial statements. The Company has the right to redeem the secured convertible debentures upon 3 business days notice for 110% of the amount redeemed. Pursuant to the securities purchase agreement, the Company is required to issue to the holders an aggregate of 50,000 shares of common stock of the Company.

On May 11, 2005 pursuant to an asset purchase agreement between Uluru, Inc. and the Company, the security interests of both Kerry Gray (president of the Company whose severance from the Company included a junior security interest in all of the assets of the Company), and Cornell Capital Partners were released.

Index to Exhibits

EXHIBIT 6

Independent Registered Accounting Firm Consent

The Board of Directors
Oxford Ventures, Inc.

We consent to the use in this Information Statement on Schedule 14C of our report dated November 18, 2005, relating to the financial statements of The Topical Business Component of Access Pharmaceuticals, Inc. as of December 31, 2004 and 2003, appearing in this Information Statement.

We also consent to the use of our report dated April 11, 2005, relating to the financial statements of Oxford Ventures, Inc. as of December 31, 2004, incorporated herein by reference.

We also consent to the reference to us under the heading "Experts" in such Information Statement.

Very truly yours,

Braverman International, P.C.

February 22, 2006